                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

                              INVESTMENT COMPANIES

Investment Company Act file number  333-123257

                            MARKET VECTORS ETF TRUST
               (Exact name of registrant as specified in charter)

                     335 Madison Avenue, New York, NY 10017
               (Address of principal executive offices) (Zip code)

                         Van Eck Associates Corporation
                     335 MADISON AVENUE, NEW YORK, NY 10017
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 293-2000

Date of fiscal year end:  DECEMBER 31

Date of reporting period: DECEMBER 31, 2010

Item 1. Report to Shareholders

ANNUAL REPORT
D e c e m b e r 3 1 , 2 0 1 0

MARKET VECTORS
INTERNATIONAL ETFs

MARKET VECTORS
SPECIALTY ETFs

MARKET VECTORS INTERNATIONAL/SPECIALTY ETFs

Dear Shareholder:

This annual report for the international and specialty equity funds of the Market Vectors ETF Trust (the “Trust”) covers a period characterized by volatility in the equity markets and significant fluctuation in investor sentiment but that, due primarily to advances made during the last four months of 2010, ended with solid gains in most major equity indices for a second consecutive year.

Global equity markets began 2010 with modest gains in the first quarter. However, investor sentiment turned in late April, such that global equity markets broke a four-quarter winning streak with a sharp drop in the second quarter of 2010 that erased earlier gains and sent most major indices into negative territory for the six months ended June 30, 2010. A classic flight to quality took hold as mixed U.S. economic data, worries about the sovereign debt crises in Greece and peripheral Europe, fears of government policy tightening in China that might start to cool economic growth there, and announcements regarding financial regulation reform combined to renew concerns about global economic growth. In the third quarter, equities roared back. The quarter featured strong corporate earnings announcements as well as news that the U.S. had officially come out of its economic recession in June. Still, concerns remained about the pace of the recovery, evidenced by the Federal Reserve Board’s (the “Fed’s”) signaling a willingness to take further stimulative action if necessary. The global equity markets capped 2010 on a note of optimism regarding prospects for solid economic growth in 2011. Favorable valuations, rising corporate earnings and an increase in merger and acquisition activity all supported gains. So, too, did the formal announcement in November that the Fed would begin a second round of quantitative easing wherein it would purchase $600 billion in Treasury securities by mid-2011 to pump cash into the U.S. economy. The financial markets also embraced the results of the November U.S. mid-term election. All that said, international equities generated solid gains for the annual period overall, but lagged the U.S. equity market in comparison, dragged down by persistent concerns regarding the possible contagion effect of the sovereign debt crisis in peripheral Europe. Emerging market equities outpaced both U.S. and developed international equities for the annual period.

As conditions shifted markedly within the financial markets during the twelve months ended December 31, 2010, Van Eck Global continued to enhance the array of exchange-traded funds we offer our shareholders. During the annual period, five new equity investment opportunities in the Market Vectors ETF family commenced operations – China ETF, Egypt Index ETF, Latin America Small-Cap Index ETF, India Small-Cap Index ETF and Rare Earth/Strategic Metals ETF. Meanwhile, during this annual period, Market Vectors ETF Trust equity funds continued to make headlines given the unique targeted investment opportunities they offer.

Each of the Market Vectors ETF Trust equity funds met its objective of tracking, as closely as possible, before fees and expenses, the performance of its benchmark index. It is also well worth noting that of the nine international and specialty equity funds of the Trust in operation for the complete annual period, eight outpaced either the broad U.S. equity market, as measured by the S&P® 500 Index1 and/or the broad international equity market, as measured by the MSCI EAFE Index2, for the twelvemonth period. Only Vietnam ETF lagged these indices.

Since the first ETF within the Market Vectors ETF Trust was introduced in May 2006, total assets under management in the 23 equity funds of the Trust grew to $19.1 billion as of December 31, 2010. Clearly, our shareholders recognize that the market continues to be filled with new investment opportunity, even as economic indicators remain mixed.

MARKET VECTORS INTERNATIONAL/SPECIALTY ETFs

The continued enthusiasm for ETFs in general, and for Market Vectors ETFs in particular, further demonstrates the persistent interest in these types of investment vehicles on the part of individual investors and financial professionals alike. These products have enabled investors of all types to find new and exciting sector allocation solutions as well as innovative ways to trade, hedge or invest in specialized segments of the market that have remained largely untapped to date.

On the following pages, you will find a brief review of each of the Trust’s international and specialty equity funds as well as their performance for the twelve-month period ended December 31, 2010. You will also find the financial statements and portfolio information for each.

We value your ongoing confidence in us and look forward to helping you meet your investment goals in the future.

Jan F. van Eck
Trustee and President Market Vectors ETF Trust

January 31, 2011

Represents the opinions of the investment adviser. Past performance is no guarantee of future results. Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses. You cannot invest directly in an Index.

[1]	S&P® 500 Index consists of 500 widely held common stocks covering industrial, utility, financial and transportation sectors.

[2]	MSCI EAFE Index is an unmanaged capitalization-weighted index containing approximately 1,100 equity securities of companies located in Europe, Australasia and the Far East.

MARKET VECTORS AFRICA INDEX ETF

It should be noted that the eruption of the political crisis in Egypt began in late January, following the close of the annual period.

Market Vectors Africa Index ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the Dow Jones Africa Titans 50 IndexSM 1 (DJAFKT). As of December 31, 2010, DJAFKT represented 50 publicly traded companies.

Fund Review

For the twelve-month period ended December 31, 2010, the Fund increased 24.57%, while DJAFKT advanced 25.40%.2 The Fund offers investors convenient pure play access to Africa, a continent with abundant natural resources, strengthening capital markets and an improving economic and political environment. Importantly, Africa has also become a growing exporter to China.

During the period, Africa’s equity markets significantly outpaced both the emerging equity markets and the developed international equity markets overall. While Africa remains one of the poorest regions in the world and some countries continue to grapple with corruption, famine and illiteracy, it is also one of the world’s fastest growing economies. Debt is low and the population demographics are increasingly favorable. During 2010, Africa, which remains rich in natural resources, particularly benefited from rising commodity prices, especially gold. Africa was also host to a growing telecommunications market. Even the International Monetary Fund (IMF) stated that “one of the least-noticed aspects of the global downturn has been the resilience of the sub-Saharan Africa region.” Also supporting investor interest in the continent was the fact that international brands are experiencing greater growth from Africa’s markets as Africa’s middle class starts demanding quality goods. Such opportunities prompted Wal-Mart Stores to gain exposure to some of the fastest growing economies in Africa by making a bid during 2010 to acquire Massmart Holdings, Africa’s third-largest retailer. As large international companies set foot in Africa, these companies may be signaling that the potential benefits could outweigh the costs.

The largest economy on the continent – and the nation where the Fund has its greatest weighting – is South Africa. Its government encourages foreign investments and has also committed spending to maintain and upgrade the country’s infrastructure. While manufacturing and mining are major components of its economy, it is notable that South Africa’s financial sector was not crippled like many developed economies and access to finance is improving its corporate and retail markets. Egypt, the second heaviest weighting in the Fund, is the 16th most populous country in the world with a financial system considered one of the most developed among the emerging markets. Overall, the IMF projects that sub-Saharan Africa’s economy will have expanded 4.7% in 2010, double 2009’s rate, and expects it to grow 5.5% in 2011.

Eight of the Fund’s ten largest holdings as of December 31, 2010 generated positive returns during the period, with Mobile Telecommunications, Nigerian Breweries, Attijariwafa Bank and Zenith Bank (4.3%, 4.5%, 4.3% and 3.6% of Fund net assets†, respectively) each producing robust double-digit gains that outpaced DJAFKT. Of the Fund’s ten largest holdings at December 31, only Commercial International Bank (Egypt) and Tullow Oil (5.0% and 5.1% of Fund net assets†, respectively) lost ground during the period.

The Fund is subject to a high degree of risk, including those associated with less reliable financial information, higher costs, taxation, decreased liquidity, less stringent reporting, and foreign currency risks. Special risks particular to African investments include expropriation, political instability, economic impacts of armed conflict, civil war and severe social instability, less developed capital markets, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations, uncertainty regarding the existence of trading markets, politically controlled access to trading markets, unsettled securities laws, and trade barriers. Investors should be willing to accept a high degree of volatility and the potential of significant loss. The Fund may loan its securities, which may subject it to additional credit and counterparty risk.

†All Fund assets referenced are Total Net Assets as of December 31, 2010.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in cash. Shares may trade at a premium or discount to their NAV in the secondary market.

MARKET VECTORS AFRICA INDEX ETF

The Dow Jones Africa Titans 50 IndexSM, licensed for use by Van Eck Associates Corporation, is calculated by Dow Jones Indexes. Dow Jones®, Titans and Dow Jones Africa Titans 50 Index are service marks of Dow Jones & Company, Inc. The Fund is not sponsored, endorsed, sold or promoted by Dow Jones Indexes, and Dow Jones Indexes makes no representation regarding the advisability of investing in the Fund.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses. You cannot invest directly in an Index.

[1]

Dow Jones Africa Titans 50 IndexSM (DJAFKT) is a rules-based, modified capitalization weighted, float-adjusted index comprised of publicly traded companies that are headquartered in Africa or that generate the majority of their revenues in Africa.

[2]

The Fund is passively managed and may not hold each DJAFKT component in the same weighting as DJAFKT and is subject to certain expenses that DJAFKT is not. The Fund thus may not exactly replicate the performance of DJAFKT.

Geographical Weightings*
(unaudited)

Sector Weightings**
(unaudited)

Top Ten Fund Holdings*
(unaudited)

Tullow Oil PLC	5.1%
Commercial International Bank	5.0%
Orascom Construction Industries	4.8%
Nigerian Breweries PLC	4.5%
Mobile Telecommunications Co. K.S.C.	4.3%
Attijariwafa Bank	4.3%
Zenith Bank Ltd.	3.6%
Maroc Telecom	3.5%
First Bank of Nigeria PLC	3.5%
Old Mutual PLC	3.2%

As of December 31, 2010. Portfolio is subject to change.
*	Percentage of net assets.
**	Percentage of investments.

MARKET VECTORS AFRICA INDEX ETF

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS
(unaudited)

Africa Index ETF (AFK)
Closing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for AFK is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

	July 14, 2008* through December 31, 2010

Premium/Discount Range	Number of Days	Percentage of Total Days

Greater than or Equal to 5.0%	8	1.3%
Greater than or Equal to 4.5% And Less Than 5.0%	5	0.8%
Greater than or Equal to 4.0% And Less Than 4.5%	10	1.6%
Greater than or Equal to 3.5% And Less Than 4.0%	7	1.1%
Greater than or Equal to 3.0% And Less Than 3.5%	25	4.0%
Greater than or Equal to 2.5% And Less Than 3.0%	33	5.3%
Greater than or Equal to 2.0% And Less Than 2.5%	73	11.7%
Greater than or Equal to 1.5% And Less Than 2.0%	107	17.1%
Greater than or Equal to 1.0% And Less Than 1.5%	108	17.3%
Greater than or Equal to 0.5% And Less Than 1.0%	86	13.8%
Greater than or Equal to 0.0% And Less Than 0.5%	71	11.4%
Greater than or Equal to -0.5% And Less Than 0.0%	31	5.0%
Greater than or Equal to -1.0% And Less Than -0.5%	27	4.3%
Greater than or Equal to -1.5% And Less Than -1.0%	15	2.4%
Greater than or Equal to -2.0% And Less Than -1.5%	12	1.9%
Greater than or Equal to -2.5% And Less Than -2.0%	3	0.5%
Greater than or Equal to -3.0% And Less Than -2.5%	2	0.3%
Greater than or Equal to -3.5% And Less Than -3.0%	0	0.0%
Greater than or Equal to -4.0% And Less Than -3.5%	1	0.2%
Greater than or Equal to -4.5% And Less Than -4.0%	0	0.0%
Greater than or Equal to -5.0% And Less Than -4.5%	0	0.0%
Less Than -5.0%	0	0.0%

	624	100.0%

* First day of secondary market trading.

PERFORMANCE COMPARISON
December 31, 2010 (unaudited)

Total Return	Share Price[1]	NAV	DJAFKT

One Year	25.23%	24.57%	25.40%
Life* (annualized)	(4.25)%	(4.79)%	(3.04)%
Life* (cumulative)	(10.19)%	(11.46)%	(7.35)%

*since 7/22/08

Hypothetical Growth of $10,000 (Since Inception)

Commencement date for the Market Vectors Africa Index ETF was 7/10/08.

[1]

The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (7/10/08) to the first day of secondary market trading in shares of the Fund (7/14/08), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting vaneck.com/etf. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Dow Jones Africa Titans 50 IndexSM, licensed for use by Van Eck Associates Corporation, is calculated by Dow Jones Indexes. Dow Jones®, Titans and Dow Jones Africa Titans 50 Index are service marks of Dow Jones & Company, Inc. The Fund is not sponsored, endorsed, sold or promoted by Dow Jones Indexes, and Dow Jones Indexes makes no representation regarding the advisability of investing in the Fund.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

Dow Jones Africa Titans 50 IndexSM (DJAFKT) is a rules-based, modified capitalization-weighted, float-adjusted index comprised of publicly traded companies that are headquartered in Africa or that generate the majority of their revenues in Africa.

MARKET VECTORS BRAZIL SMALL-CAP ETF

Market Vectors Brazil Small-Cap ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the Market Vectors Brazil Small-Cap Index1 (MVRIOTR). As of December 31, 2010, MVRIOTR represented 62 publicly traded companies.

Fund Review

For the twelve-month period ended December 31, 2010, the Fund gained 25.57%, while MVRIOTR rose 25.93%.2 The Fund offers investors pure play access to a basket of Brazil’s small-cap companies. Importantly, MVRIOTR is not dominated by global heavyweights in commodities and materials, but rather is focused on companies whose performance may be driven by growth in the domestic economy, including household durables, real estate management and development companies, health care providers, multi-line retail companies and other local industries benefiting from increasing wealth and a growing middle class.

During the period, Brazilian small-cap equities proved to be steady and substantial performers, outpacing Brazilian large-cap equities, as measured by the S&P® Brazil Broad Market Index3 (in U.S. dollar terms), as well as both the international developed and emerging equity markets more broadly, as measured by the MSCI EAFE Index4 and the MSCI Emerging Market Index5, respectively. Supporting Brazilian small-cap equities’ strong performance was the nation’s impressive economic growth and enhanced international credibility. The country’s taxes are among the highest in the emerging markets, which is keeping its government flush with cash. Inflation has been under control, hovering around 5% in 2010. Brazil’s budget deficit is 3% of Gross Domestic Product (GDP), foreign debt is almost zero and government debt is expected to drop to about 30% of GDP in a few years. Brazil’s accumulated GDP for the four quarters ending in the third quarter 2010 grew by 7.5% against the previous four quarters. Brazil’s GDP is expected by many to surpass 7% again in 2011. To keep growth from getting out of control, Brazil’s central bank has introduced a list of measures to quell rapid expansion and remove some inflation pressures. The measures are intended to cut liquidity in the market and mitigate the possibility of bubbles and negative risks.

President-elect Dilma Rousseff (who officially took office at the start of 2011) was widely anticipated to maintain market-friendly policies such as a free-floating currency, inflation control and fiscal discipline. Rousseff was also expected to keep a strong government presence in banking, petroleum and energy while allowing growth opportunities for private companies. In turn, she expressed that she wants to lower interest rates, which are among the world’s highest. Small-cap companies, which tend to focus on domestic consumption, also got a boost from the announcement that Brazil will be the host of the World Cup in 2014 and the Olympics in 2016. Of course, Brazil is still an emerging market with risks. Brazil is struggling with a strong currency. The appreciated real has decreased exports of commodities and manufactured goods. The government has taken steps to increase taxes on foreign investments. About 1/3 of Brazilians lack adequate housing, potable water and live with less than half the minimum wage. Additionally, most of the country’s infrastructure remains inadequate, although Rousseff has pledged to continue investment in infrastructure.

Eight of the Fund’s ten largest holdings as of December 31, 2010 generated positive returns during the period, led by Cia Hering (4.0% of Fund net assets†), which posted a soaring triple-digit gain. CETIP, Diagnosticos da America, Cosan, Totvs, TAM, Localiza Rent a Car and Sul America (5.2%, 5.5%, 2.8%, 3.8%, 3.3%, 3.3% and 2.5% of Fund net assets†, respectively) outpaced MVRIOTR with double-digit increases. During the period, Magnesita Refratarios and Gafisa (2.5% and 5.4% of Fund net assets†, respectively) were the only holdings among the Fund’s top ten to lose ground.

The Fund is subject to elevated risks, including those associated with investments in derivatives and foreign securities. In particular, Brazilian investments are subject to elevated risks, which include, among others, actions taken by the Brazilian government, inflation, high interest rates, currency risk, less reliable financial information, higher transactional costs, taxation, political instability and other risks associated with foreign investments. In addition, companies with small capitalizations are subject to elevated risks, which include, among others, greater volatility, lower trading volume and less liquidity than larger companies. Investors should be willing to accept a high degree of volatility and the potential of significant loss. The Fund may loan its securities, which may subject it to additional credit and counterparty risk.

†All Fund assets referenced are Total Net Assets as of December 31, 2010.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in cash. Shares may trade at a premium or discount to their NAV in the secondary market.

The Market Vectors Brazil Small-Cap Index (the “Index”) is the exclusive property of 4asset-management GmbH, which has contracted with Structured Solutions AG to maintain and calculate the Index. Structured Solutions AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards 4asset-management GmbH, Structured Solutions AG has no obligation to point out errors in the Index to third parties. Market Vectors Brazil Small-Cap Index ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by 4asset-management GmbH and 4asset-management GmbH makes no representation regarding the advisability of investing in the Fund.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses. You cannot invest directly in an Index.

[1]

Market Vectors Brazil Small-Cap Index (MVRIOTR) is a rules-based, modified market capitalization-weighted, float-adjusted index comprised of publicly traded small-capitalization companies that are domiciled and primarily listed on an exchange in Brazil, or that generate at least 50% of their revenues in Brazil.

[2]

The Fund is passively managed and may not hold each MVRIOTR component in the same weighting as the MVRIOTR and is subject to certain expenses that MVRIOTR is not. The Fund thus may not exactly replicate the performance of MVRIOTR.

[3]

S&P® Brazil Broad Market Index (BMI) is the country index that is part of the S&P Global BMI, a market-capitalization-weighted index maintained by Standard and Poor’s providing a broad measure of the global equities markets. S&P Global BMI includes approximately 11,000 companies in more than 52 countries covering both developed and emerging markets.

[4]	MSCI EAFE Index is an unmanaged capitalization-weighted index containing approximately 1,100 equity securities of companies located in Europe, Australasia and the Far East.

[5]	MSCI Emerging Markets Index captures 60% of the publicly traded equities in each industry for approximately 25 emerging markets.

MARKET VECTORS BRAZIL SMALL-CAP ETF

Sector Weightings**
(unaudited)

Top Ten Fund Holdings*
(unaudited)

Diagnosticos da America S.A.	5.5%
Gafisa S.A.	5.4%
CETIP S.A.	5.2%
Cia Hering S.A.	4.0%
Totvs S.A.	3.8%
TAM S.A.	3.3%
Localiza Rent a Car S.A.	3.3%
Cosan Ltd.	2.8%
Magnesita Refrataios S.A.	2.5%
Sul America S.A.	2.5%

As of December 31, 2010. Portfolio is subject to change.
*	Percentage of net assets.
**	Percentage of investments.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS
(unaudited)

Brazil Small-Cap ETF (BRF)
Closing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for BRF is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

	May 14, 2009* through December 31, 2010

Premium/Discount Range	Number of Days	Percentage of Total Days

Greater than or Equal to 3.0%	7	1.7%
Greater than or Equal to 2.5% And Less Than 3.0%	24	5.8%
Greater than or Equal to 2.0% And Less Than 2.5%	48	11.6%
Greater than or Equal to 1.5% And Less Than 2.0%	54	13.1%
Greater than or Equal to 1.0% And Less Than 1.5%	52	12.6%
Greater than or Equal to 0.5% And Less Than 1.0%	66	16.0%
Greater than or Equal to 0.0% And Less Than 0.5%	61	14.8%
Greater than or Equal to -0.5% And Less Than 0.0%	51	12.3%
Greater than or Equal to -1.0% And Less Than -0.5%	34	8.2%
Greater than or Equal to -1.5% And Less Than -1.0%	11	2.7%
Greater than or Equal to -2.0% And Less Than -1.5%	2	0.5%
Greater than or Equal to -2.5% And Less Than -2.0%	2	0.5%
Greater than or Equal to -3.0% And Less Than -2.5%	0	0.0%
Less Than -3.0%	1	0.2%

	413	100.0%

* First day of secondary market trading.

MARKET VECTORS BRAZIL SMALL-CAP ETF

PERFORMANCE COMPARISON
December 31, 2010 (unaudited)

Total Return	Share Price[1]	NAV	MVRIOTR

One Year	24.05%	25.57%	25.93%
Life* (annualized)	74.95%	74.04%	73.98%
Life* (cumulative)	150.02%	147.90%	147.75%

*since 5/12/09

Hypothetical Growth of $10,000 (Since Inception)

Commencement date for the Market Vectors Brazil Small-Cap ETF was 5/12/09.
[1]

The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (5/12/09) to the first day of secondary market trading in shares of the Fund (5/14/09), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting vaneck.com/etf. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Market Vectors Brazil Small-Cap Index (the “Index”) is the exclusive property of 4asset-management GmbH, which has contracted with Structured Solutions AG to maintain and calculate the Index. Structured Solutions AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards 4asset-management GmbH, Structured Solutions AG has no obligation to point out errors in the Index to third parties. Market Vectors Brazil Small-Cap ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by 4asset-management GmbH and 4asset-management GmbH makes no representation regarding the advisability of investing in the Fund.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

Market Vectors Brazil Small-Cap Index (MVRIOTR) is a rules-based, modified market capitalization-weighted, float-adjusted index comprised of publicly traded small-capitalization companies that are domiciled and primarily listed on an exchange in Brazil, or that generate at least 50% of their revenues in Brazil.

MARKET VECTORS CHINA ETF

The Fund does not invest directly in A-Shares, but gains exposure to the China A-share market by investing in swaps that are linked to the performing A-shares which comprise the CSIR0300.

Market Vectors China ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the CSI 300 Index1 (CSIR0300). As of December 31, 2010, CSIR0300 represented 300 A-share stocks.

Fund Review

For the period from the Fund’s commencement date on October 13, 2010 through December 31, 2010 (the “reporting period”), the Fund declined 2.00%, while CSIR0300 fell 2.78%.2 Furthermore, during the reporting period, the shares have consistently traded at a premium to their NAV (net asset value).

The Fund is the first U.S. ETF to offer investors access to China’s A-Share market, a market driven by consumption amongst China’s local population, the largest in the world. China’s A-Shares are issued by companies that have been incorporated in the mainland of China, which trade on the Chinese stock markets (Shanghai and Shenzhen). These A-Shares, which have historically been restricted to the country’s domestic investors and Qualified Foreign Institutional Investors, have experienced high growth as a result of a steadily expanding Chinese economy and heightened domestic demand.

Accessing China’s equity market for U.S. investors has historically been challenging as the Chinese government has only allowed foreign access to certain Chinese stocks packaged as B-shares (a relatively limited number of stocks which also trade on the Shanghai and Shenzhen exchange), as well as H-shares, Red chips, N-shares, S-shares, and L-Shares (which trade on foreign stock exchanges). Without A-Share exposure, investors may be underweighting China. After all, as measured by market capitalization, China’s total equity market comprises approximately 33% of the emerging market universe. The CSIR0300, the Fundís underlying index, consists of 300 A-Share stocks, representing approximately 64% of the total market capitalization of China’s Shanghai and Shenzhen exchanges, and is broadly diversified by both sector and market capitalization.

During the reporting period and for 2010 overall, China’s equity market was impacted by several cyclical and structural policy challenges, especially as signs of economic overheating became manifest. First and foremost of these challenges, perhaps, were China’s efforts to cool its rapidly growing economy as uncertainty regarding the impact of such efforts dominated. Further, within China, economic expansion, which is forecast to be 7% to 9% in 2011 following double digits in 2010, has brought higher inflation. Prices for food and clothing rose, and property price inflation will likely continue to advance because of more home transactions, despite restraints in home financing. Seeking to combat inflation, China’s central bank increased its benchmark deposit and lending rates late in December. Boding well for investors in China’s A-Shares may be that while export growth largely supported its GDP in 2010, the Chinese government has recently been in the process of rebalancing its economy in a way that would favor domestic consumption instead. The Twelfth Five Year Plan is anticipated to emphasize economic rebalancing, higher wages and rural incomes, and a $1.5 trillion investment in high-end manufacturing industries, low carbon technologies and alternative energy.

Chinese investments are subject to elevated risks, which include, among others, political and economic instability, inflation, confiscatory taxation, nationalization and expropriation, Chinese securities market volatility, less reliable financial information, differences in accounting, auditing and financial standards and requirements from those applicable to U.S. issuers, uncertainty of implementation of existing Chinese law. In addition, the Fund is also subject to liquidity and valuation risks, foreign securities risk and other risks associated with foreign investments. The Fund invests in swaps on the CSI 300 Index or on securities comprising the CSI 300 Index. The Fund may also invest in other swaps and derivatives on other funds that track the CSI 300 Index or invest directly in the shares of such funds. The use of swap and derivatives entails certain risks, which may be different from, and possibly greater than, the risks associated with investing directly in the underlying asset for the swap agreement. These risks include limited availability of swaps, counterparty risk, liquidity risk, risks of A-shares and the QFII system, tax risk (including short-term capital gains and/or ordinary income), premium risk, currency risk, market risk, and index tracking risk. Investors should be willing to accept a high degree of volatility and the potential of significant loss.

†All Fund assets referenced are Total Net Assets as of December 31, 2010.

MARKET VECTORS CHINA ETF

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in cash. Shares may trade at a premium or discount to their NAV in the secondary market.

CSI 300 Index and its logo are service marks of China Securities Index Co., Ltd. (“CSI”) and have been licensed for use by Van Eck Associates Corporation. The Market Vectors China ETF is not sponsored, endorsed, sold or promoted by CSI and CSI makes no representation regarding the advisability of investing in the Market Vectors China ETF. CSI 300 is a registered trademark of China Securities Index Co., Ltd.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses. You cannot invest directly in an Index.

[1]

CSI 300 Index (CSIR0300) is a modified free-float market capitalization-weighted index compiled and managed by China Securities Index Co., Ltd. Considered to be the leading index for the Chinese equity market, the CSI 300 is a diversified index consisting of 300 constituent stocks listed on the Shenzhen Stock Exchange and/or the Shanghai Stock Exchange.

[2]

The Fund is passively managed and may not hold each CSIR0300 component in the same weighting as the CSIR0300 and is subject to certain expenses that CSIR0300 is not. The Fund thus may not exactly replicate the performance of CSIR0300.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS
(unaudited)

China ETF (PEK)
Closing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for PEK is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

	October 14, 2010* through December 31, 2010

Premium/Discount Range	Number of Days	Percentage of Total Days

Greater than or Equal to 16.0%	4	7.3%
Greater than or Equal to 15.0% And Less Than 16.0%	5	9.1%
Greater than or Equal to 14.0% And Less Than 15.0%	7	12.7%
Greater than or Equal to 13.0% And Less Than 14.0%	12	21.8%
Greater than or Equal to 12.0% And Less Than 13.0%	11	20.0%
Greater than or Equal to 11.0% And Less Than 12.0%	4	7.3%
Greater than or Equal to 10.0% And Less Than 11.0%	3	5.5%
Greater than or Equal to 9.0% And Less Than 10.0%	7	12.7%
Less Than 9.0%	2	3.6%

	55	100.0%

* First day of secondary market trading.

PERFORMANCE COMPARISON
December 31, 2010 (unaudited)

Total Return	Share Price[1]	NAV	CSI0300

Life* (cumulative)	13.27%	(2.00)%	(2.78)%

*since 10/13/10

Hypothetical Growth of $10,000 (Since Inception)

Commencement date for the Market Vectors China ETF was 10/13/10
[1]

The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (10/13/10) to the first day of secondary market trading in shares of the Fund (10/14/10), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting vaneck.com/etf. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

CSI 300 Index and its logo are service marks of China Securities Index Co., Ltd. (“CSI”) and have been licensed for use by Van Eck Associates Corporation. The Market Vectors China ETF is not sponsored, endorsed, sold or promoted by CSI and CSI makes no representation regarding the advisability of investing in the Market Vectors China ETF. CSI 300 is a registered trademark of China Securities Index Co., Ltd.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses. You cannot invest directly in an Index.

CSI 300 Index (CSIR0300) is a modified free-float market capitalization-weighted index compiled and managed by China Securities Index Co., Ltd. Considered to be the leading index for the Chinese equity market, the CSI 300 is a diversified index consisting of 300 constituent stocks listed on the Shenzhen Stock Exchange and/or the Shanghai Stock Exchange.

MARKET VECTORS EGYPT INDEX ETF

It should be noted that the eruption of the political crisis in Egypt began in late January 2011, following the close of the annual period.

Market Vectors Egypt Index ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the Market Vectors Egypt Index1 (MVEGPTTR). As of December 31, 2010, MVEGPTTR represented 28 publicly traded companies.

Fund Review

For the period from the Fund’s commencement date on February 16, 2010 through December 31, 2010 (the “reporting period”), the Fund declined 2.98%, while MVEGPTTR fell 2.53%.2 It is well worth noting that for the six months ended December 31, 2010, the Fund gained 17.46%.

The Fund offers investors pure play and diversified access to Egypt, the third largest economy in Africa. Egypt’s real economic growth averaged 4.9% annually since 2000 and 6.3% for the three years ending December 31, 2009, according to the International Monetary Fund.

For the full year 2010, the Egyptian equity market outperformed the international developed equity markets but underperformed the emerging markets broadly. The Fund and its benchmark index lagged primarily because the reporting period is not inclusive of the full first quarter during which the Egyptian equity market rallied. The market slid downwards in the second quarter of the year only to perk back up again in the third and fourth quarters overall. Buoying the equity market during the reporting period were the first Initial Public Offerings (IPOs) seen within Egypt in over two years, first with Juhayna Food Industries and then with Amer Group, an Egyptian construction firm. (The former is a constituent of the MVEGPTTR.) Also, in 2010, a high contribution from non-Arab foreigners to the stock market was manifest, reaching 16%, which was an increase from 2009’s 13%. Investor interest in Egypt increased in large part because of the nation’s attractive profile. Egypt is the most populous country in the Arab world and 16th largest in the world, with around 80 million people. The country’s per capita Gross Domestic Product (GDP) is below the global average, but its financial system is one of the most developed in the emerging markets. Unlike other countries in the region, oil and gas only accounts for around 15% of the country’s GDP, so it is not as dependent on energy prices. In fact, Egypt has a number of other major sectors that account for a larger portion of GDP, such as tourism, agriculture and industrials. On the other hand, Egypt’s equity market returns were suppressed by November’s parliamentary elections, as investors lay low watching for any undesired political risk. With presidential elections looming in 2011, political risk may well continue to dampen investors’ appetite for this particular market over the near term. Longer term, however, many analysts believe that the performance of the Egyptian equity market in 2010 did not accurately reflect the overall performance of the Egyptian economy’s growth, which is anticipated to round out the year 2010 at approximately 5.1%.

Among the Fund’s ten largest holdings as of December 31, 2010, four generated positive returns during the reporting period, led by Commercial International Bank and EFG-Hermes Holding (8.8% and 5.9% of Fund net assets†, respectively), which each posted double-digit gains. Orascom Construction and Talaat Moustafa Group (8.4% and 6.9% of Fund net assets†, respectively) also advanced during the reporting period, though more modestly. Five of the Fund’s remaining top ten holdings lost ground and lagged MVEGPTTR on a relative basis during the reporting period. Juhayna Food Industries (4.4% of Fund net assets†) was not a constituent of MVEGPTTR for the complete reporting period.

The Fund is subject to a high degree of risk, including those associated with less reliable financial information, higher costs, taxation, decreased liquidity, less stringent reporting, and foreign currency risks. Special risks particular to Egypt investments include expropriation, political instability, economic impacts of armed conflict, civil war and severe social instability, less developed capital markets, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations, uncertainty regarding the existence of trading markets, politically controlled access to trading markets, unsettled securities laws, and trade barriers. Investors should be willing to accept a high degree of volatility and the potential of significant loss. The Fund may loan its securities, which may subject it to additional credit and counterparty risk.

†All Fund assets referenced are Total Net Assets as of December 31, 2010.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in cash. Shares may trade at a premium or discount to their NAV in the secondary market.

The Market Vectors Egypt Index (the “Index”) is the exclusive property of 4asset-management GmbH, which has contracted with Structured Solutions AG to maintain and calculate the Index. Structured Solutions AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards 4asset-management GmbH, Structured Solutions AG has no obligation to point out errors in the Index to third parties. Market Vectors Egypt Index ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by 4asset-management GmbH and 4asset-management GmbH makes no representation regarding the advisability of investing in the Fund.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses. You cannot invest directly in an Index.

[1]

Market Vectors Egypt Index (MVEGPTTR) is a rules-based, modified market capitalization-weighted, float-adjusted index comprised of publicly traded companies that are domiciled and primarily listed on an exchange in Egypt, or that generate at least 50% of their revenues in Egypt.

[2]

The Fund is passively managed and may not hold each MVEGPTTR component in the same weighting as the MVEGPTTR and is subject to certain expenses that MVEGPTTR is not. The Fund thus may not exactly replicate the performance of MVEGPTTR.

MARKET VECTORS EGYPT INDEX ETF

Sector Weightings**
(unaudited)

Top Ten Fund Holdings*
(unaudited)

Commercial International Bank Egypt SAE	8.8%
Orascom Construction Industries	8.4%
Talaat Moustafa Group	6.9%
Orascom Telecom Holding SAE	6.6%
EFG-Hermes Holding	5.9%
Egyptian Kuwaiti Holding Co.	5.4%
Telecom Egypt	5.0%
Ezz Steel	4.6%
Juhayna Food Industries	4.4%
ElSewedy Electric Co.	4.3%

As of December 31, 2010. Portfolio is subject to change.
*	Percentage of net assets.
**	Percentage of investments.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS
(unaudited)

Egypt Index ETF (EGPT)
Closing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for EGPT is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

	February 18, 2010* through December 31, 2010

Premium/Discount Range	Number of Days	Percentage of Total Days

Greater than or Equal to 3.0%	5	2.3%
Greater than or Equal to 2.5% And Less Than 3.0%	2	0.9%
Greater than or Equal to 2.0% And Less Than 2.5%	8	3.6%
Greater than or Equal to 1.5% And Less Than 2.0%	38	17.2%
Greater than or Equal to 1.0% And Less Than 1.5%	43	19.5%
Greater than or Equal to 0.5% And Less Than 1.0%	45	20.3%
Greater than or Equal to 0.0% And Less Than 0.5%	39	17.6%
Greater than or Equal to -0.5% And Less Than 0.0%	12	5.4%
Greater than or Equal to -1.0% And Less Than -0.5%	15	6.8%
Greater than or Equal to -1.5% And Less Than -1.0%	9	4.1%
Greater than or Equal to -2.0% And Less Than -1.5%	4	1.8%
Greater than or Equal to -2.5% And Less Than -2.0%	1	0.5%
Greater than or Equal to -3.0% And Less Than -2.5%	0	0.0%
Less Than -3.0%	0	0.0%

	221	100.0%

*	First day of secondary market trading.

MARKET VECTORS EGYPT INDEX ETF

PERFORMANCE COMPARISON
December 31, 2010 (unaudited)

Total Return	Share Price[1]	NAV	MVEGPTTR

Life* (cumulative)	(1.09) %	(2.98) %	(2.53) %

*since 2/16/10

Hypothetical Growth of $10,000 (Since Inception)

Commencement date for the Market Vectors Egypt Index ETF was 2/16/10.

[1]

The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (2/16/10) to the first day of secondary market trading in shares of the Fund (2/18/10), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting vaneck.com/etf. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Market Vectors Egypt Index (the “Index”) is the exclusive property of 4asset-management GmbH, which has contracted with Structured Solutions AG to maintain and calculate the Index. Structured Solutions AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards 4asset-management GmbH, Structured Solutions AG has no obligation to point out errors in the Index to third parties. Market Vectors Egypt ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by 4asset-management GmbH and 4asset-management GmbH makes no representation regarding the advisability of investing in the Fund.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses. You cannot invest directly in an Index.

Market Vectors Egypt Index (MVEGPTTR) is a rules-based, modified market capitalization-weighted, float-adjusted index comprised of publicly traded companies that are domiciled and primarily listed on an exchange in Egypt, or that generate at least 50% of their revenues in Egypt.

MARKET VECTORS GULF STATES INDEX ETF

Market Vectors Gulf States Index ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the Dow Jones GCC Titans 40 IndexSM 1 (DJMEST). As of December 31, 2010, DJMEST represented 40 publicly traded companies.

Fund Review

For the twelve-month period ended December 31, 2010, the Fund advanced 23.57%, while DJMEST increased 24.87%.2 The Fund offers investors pure play and diversified access to the countries of the Gulf Cooperation Council (GCC), including Kuwait, the United Arab Emirates, Qatar, Oman and Bahrain.

During the period, Gulf-based companies overall outpaced the global equity markets, both developed and emerging, due to several factors. After the Dubai debt crisis late in 2009, there was some investor skepticism about prospects in the region. But while Dubai continued to struggle, other Gulf States, including the United Arab Emirates, Qatar and Bahrain, bounced back from that scare to post healthy returns in 2010. The United Arab Emirates is expected to post a Gross Domestic Product (GDP) growth rate of 3.8% for the year, while Qatar is expected to have a world-best 19.2% GDP growth for 2010. Not surprisingly, such economic growth has been fueled in large part by these nations’ vast reserves of oil, as oil prices rose more than 15% during the year. Qatar, the world’s largest exporter of liquefied natural gas, also benefited from expanded production of its significant natural gas reserves. Importantly, though, the strong performance among the Gulf States’ equities was also attributable to strength in domestic demand and non-energy sectors of the economy. Consequently, the Gulf region continued to gain investment capital from foreign investors, including property developers, auction houses and investment bankers. As the markets became increasingly fortified and the foreign investment flow continued, there was increased focus on the region’s financial companies. Plus, Qatar’s purchase of Harrod’s, the London department store, its investment in a Brazilian bank and its buying of Islamic art indicated that these nations are also investing their free cash flow heavily overseas. The region remains a volatile and politically sensitive one, but prospects for its exporters, real estate developers, infrastructure-related companies, including telecommunications companies, and financial firms are considered by many to be compelling in the coming year should global economic recovery continue.

Nine of the Fund’s ten largest holdings as of December 31, 2010 generated positive returns during the period. Indeed, shares of Gulf Bank of Kuwait, Mobile Telecommunications, Qatar National Bank, National Bank of Kuwait, DP World, Masraf Al Rayan and Qatar Telecom (3.4%, 8.5%, 7.7%, 8.8%, 4.0%, 3.2% and 3.2% of Fund net assets†, respectively) each enjoyed double-digit prices gains that outpaced DJMEST during the period. Kuwait Finance House (7.9% of Fund net assets†) also posted a double-digit share price increase, but it lagged DJMEST on a relative basis during the period. Shares of Emaar Properties (4.8% of Fund net assets†) declined.

The Fund is subject to a high degree of risk, including those associated with less reliable financial information, higher costs, taxation, decreased liquidity, less stringent reporting, and foreign currency risks. Special risks particular to Gulf investments include expropriation, political instability, economic impacts of armed conflict, civil war and severe social instability, less developed capital markets, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations, uncertainty regarding the existence of trading markets, politically controlled access to trading markets, unsettled securities laws, and trade barriers. Investors should be willing to accept a high degree of volatility and the potential of significant loss. The Fund may loan its securities, which may subject it to additional credit and counterparty risk.

†All Fund assets referenced are Total Net Assets as of December 31, 2010.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in cash. Shares may trade at a premium or discount to their NAV in the secondary market.

The Dow Jones GCC Titans 40 IndexSM, licensed for use by Van Eck Associates Corporation, is calculated by Dow Jones Indexes. Dow Jones®, Titans and Dow Jones GCC Titans 40 Index are service marks of Dow Jones & Company, Inc. The Fund is not sponsored, endorsed, sold or promoted by Dow Jones Indexes, and Dow Jones Indexes makes no representation regarding the advisability of investing in the Fund.

MARKET VECTORS GULF STATES INDEX ETF

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses. You cannot invest directly in an Index.

[1]

Dow Jones GCC Titans 40 IndexSM (DJMEST) is a rules-based, modified capitalization weighted, float-adjusted index comprised of publicly traded companies that are headquartered in tradable GCC nations or that generate the majority of their revenues in these countries.

[2]

The Fund is passively managed and may not hold each DJMEST component in the same weighting as DJMEST and is subject to certain expenses that DJMES is not. The Fund thus may not exactly replicate the performance of DJMEST.

Geographical Weightings*
(unaudited)

Sector Weightings**
(unaudited)

Top Ten Fund Holdings* (unaudited)

National Bank of Kuwait S.A.K.	8.8%
Mobile Telecommunications Co. K.S.C.	8.5%
Kuwait Finance House K.S.C.	7.9%
Qatar National Bank S.A.Q.	7.7%
Emaar Properties PJSC	4.8%
DP World Ltd.	4.0%
Commercial Bank of Kuwait	3.4%
Gulf Bank K.S.C.	3.4%
Qatar Telecom Q.S.C.	3.2%
Masraf Al Rayan Q.S.C.	3.2%

As of December 31, 2010. Portfolio is subject to change.
*	Percentage of net assets.
**	Percentage of investments.

MARKET VECTORS GULF STATES INDEX ETF

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS
(unaudited)

Gulf States Index ETF (MES)
Closing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for MES is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

	July 24, 2008* through December 31, 2010

Premium/Discount Range	Number of Days	Percentage of Total Days

Greater than or Equal to 5.0%	16	2.6%
Greater than or Equal to 4.5% And Less Than 5.0%	6	1.0%
Greater than or Equal to 4.0% And Less Than 4.5%	1	0.2%
Greater than or Equal to 3.5% And Less Than 4.0%	13	2.1%
Greater than or Equal to 3.0% And Less Than 3.5%	9	1.5%
Greater than or Equal to 2.5% And Less Than 3.0%	33	5.4%
Greater than or Equal to 2.0% And Less Than 2.5%	36	5.8%
Greater than or Equal to 1.5% And Less Than 2.0%	60	9.7%
Greater than or Equal to 1.0% And Less Than 1.5%	63	10.2%
Greater than or Equal to 0.5% And Less Than 1.0%	90	14.5%
Greater than or Equal to 0.0% And Less Than 0.5%	82	13.3%
Greater than or Equal to -0.5% And Less Than 0.0%	88	14.3%
Greater than or Equal to -1.0% And Less Than -0.5%	54	8.8%
Greater than or Equal to -1.5% And Less Than -1.0%	25	4.1%
Greater than or Equal to -2.0% And Less Than -1.5%	12	1.9%
Greater than or Equal to -2.5% And Less Than -2.0%	7	1.1%
Greater than or Equal to -3.0% And Less Than -2.5%	11	1.8%
Greater than or Equal to -3.5% And Less Than -3.0%	3	0.5%
Greater than or Equal to -4.0% And Less Than -3.5%	3	0.5%
Greater than or Equal to -4.5% And Less Than -4.0%	1	0.2%
Greater than or Equal to -5.0% And Less Than -4.5%	2	0.3%
Less Than -5.0%	1	0.2%

	616	100.0%

* First day of secondary market trading.

PERFORMANCE COMPARISON
December 31, 2010 (unaudited)

Total Return	Share Price[1]	NAV	DJMEST

One Year	23.79%	23.57%	24.87%
Life* (annualized)	(18.55)%	(19.26)%	(19.00)%
Life* (cumulative)	(39.43)%	(40.72)%	(40.25)%

* since 7/22/08

Hypothetical Growth of $10,000 (Since Inception)

Commencement date for the Market Vectors Gulf States Index ETF was 7/22/08.
[1]

The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (7/22/08) to the first day of secondary market trading in shares of the Fund (7/24/08), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting vaneck.com/etf. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Dow Jones GCC Titans 40 IndexSM, licensed for use by Van Eck Associates Corporation, is calculated by Dow Jones Indexes. Dow Jones®, Titans and Dow Jones GCC Titans 40 Index are service marks of Dow Jones & Company, Inc. The Fund is not sponsored, endorsed, sold or promoted by Dow Jones Indexes, and Dow Jones Indexes makes no representation regarding the advisability of investing in the Fund.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

Dow Jones Gulf States Titans 40 IndexSM (DJMEST) is a rules-based, modified capitalization-weighted, float-adjusted index comprised of publicly traded companies that are headquartered in countries belonging to the Gulf Cooperation Council (GCC) or that generate the majority of their revenues in these countries.

MARKET VECTORS INDIA SMALL-CAP INDEX ETF

Market Vectors India Small-Cap Index ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the Market Vectors India Small-Cap Index1 (MVSCIFTR). As of December 31, 2010, MVSCIFTR represented 123 publicly traded companies.

Fund Review

For the period from the Fund’s commencement date on August 24, 2010 through December 31, 2010 (the “reporting period”), the Fund gained 2.79%, while MVSCIFTR rose 1.62%.2

The Fund offers investors convenient access to India’s small-cap equities. Prospects ahead for India’s small-cap companies are expected to be driven by strong growth of the country’s middle class, estimated to increase by 350% to 600 million people over the next 15 years. This figure is approximately double that of the entire U.S. population. India’s economy is one of the world’s fastest growing. Indeed, India is on track to outpace China’s growth by 2013 given ongoing globalization and structural reform. Morgan Stanley forecasts that after an average Gross Domestic Product (GDP) growth rate of 7.3% over the past ten years, GDP in India will surge to a rate of 9% to 10% by 2013-2015, before slowing modestly. In turn, just prior to the reporting period, India’s equity market climbed so much in the second quarter of 2010 that it outperformed the world’s 20 largest markets, as the Sensex continued its longest winning streak since September 1979, according to Bloomberg.

During the reporting period, however, India faced several challenges that muted its equity market returns. A U.S.-based research and advocacy group reported in November that an estimated $462 billion in illicit money has been taken out of India over the last 60 years via tax evasion and corruption, a scandal that sent India’s equity market and related ETFs lower and amplified calls for greater economic accountability. President Obama’s visit to India in the same month did little to boost the markets, as it appeared that corporate America was seeking a better definition of the economic common ground between the two nations. Also, India’s export activity had stalled during the summer, as demand from developed markets began to wane, and inflation surged through much of the year. Still, the reporting period was a time of heightened interest in the country due primarily to robust economic growth. According to The Wall Street Journal, India’s economy grew 8.9% in the third quarter of 2010 alone, accredited to pharmaceuticals, power, telecommunications, civil aviation, insurance and real estate. Indicators of economic strength included better than anticipated manufacturing numbers, an influx of foreign direct investment and the Reserve Bank of India’s decision to raise interest rates six times in 2010, most recently in November. Helping to sustain economic expansion during a time of reduced exports was a high level of internal consumption, particularly important since small-cap equities are generally considered to be strongly correlated to domestic consumers.

Among the Fund’s ten largest holdings as of December 31, 2010, six generated positive returns that outpaced MVSCIFTR during the reporting period. Core Projects & Technologies, IFCI and Strides Arcolab (2.0%, 4.5% and 1.7% of Fund net assets†, respectively) led the way with double-digit gains. IVRCL Infrastructures & Projects, India Infoline, Nagarjuna Construction and Rolta India (2.4%, 2.2%, 2.4% and 1.8% of Fund net assets†, respectively) lost ground during the reporting period.

The Fund is subject to various risks which include, among others, political and economic instability, inflation, confiscatory taxation, nationalization and expropriation, Indian securities market volatility, less reliable financial information, differences in accounting, auditing, and financial standards and requirements from those applicable to U.S. issuers, and uncertainty of implementation of existing Indian law. In addition, companies with small capitalizations are subject to elevated risks, which include, among others, greater volatility, lower trading volume and less liquidity than larger companies. Investors should be willing to accept a high degree of volatility and the potential for significant loss.

†All Fund assets referenced are Total Net Assets as of December 31, 2010.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in cash. Shares may trade at a premium or discount to their NAV in the secondary market.

The Market Vectors India Small-Cap Index (the “Index”) is the exclusive property of 4asset-management GmbH, which has contracted with Structured Solutions AG to maintain and calculate the Index. Structured Solutions AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards 4asset-management GmbH, Structured Solutions AG has no obligation to point out errors in the Index to third parties. Market Vectors India Small-Cap Index ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by 4asset-management GmbH and 4asset-management GmbH makes no representation regarding the advisability of investing in the Fund.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses. You cannot invest directly in an Index.

[1]

Market Vectors India Small-Cap Index (MVSCIFTR) is a rules-based, modified market capitalization-weighted, float-adjusted index comprised of publicly traded companies that are headquartered in India or that generate the majority of their revenues in India.

[2]

The Fund is passively managed and may not hold each MVSCIFTR component in the same weighting as the MVSCIFTR and is subject to certain expenses that MVSCIFTR is not. The Fund thus may not exactly replicate the performance of MVSCIFTR.

MARKET VECTORS INDIA SMALL-CAP INDEX ETF

Sector Weightings**
(unaudited)

Top Ten Fund Holdings*
(unaudited)

IFCI Ltd.	4.5%
Punj Lloyd Ltd.	4.0%
Sintex Industries Ltd.	3.4%
PTC India Ltd.	2.8%
Nagarjuna Construction Co. Ltd.	2.4%
IVRCL Infrastructures & Projects Ltd.	2.4%
India Infoline Ltd.	2.2%
Core Project & Technologies Ltd.	2.0%
Rolta India Ltd.	1.8%
Strides Arcolab Ltd.	1.7%

As of December 31, 2010. Portfolio is subject to change.
*	Percentage of net assets.
**	Percentage of investments.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS
(unaudited)

India Small-Cap Index ETF (SCIF)
Closing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for SCIF is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

	August 25, 2010* through December 31, 2010

Premium/Discount Range	Number of Days	Percentage of Total Days

Greater than or Equal to 3.0%	0	0.0%
Greater than or Equal to 2.5% And Less Than 3.0%	0	0.0%
Greater than or Equal to 2.0% And Less Than 2.5%	2	2.2%
Greater than or Equal to 1.5% And Less Than 2.0%	12	13.3%
Greater than or Equal to 1.0% And Less Than 1.5%	28	31.1%
Greater than or Equal to 0.5% And Less Than 1.0%	21	23.4%
Greater than or Equal to 0.0% And Less Than 0.5%	13	14.5%
Greater than or Equal to -0.5% And Less Than 0.0%	12	13.3%
Greater than or Equal to -1.0% And Less Than -0.5%	2	2.2%
Greater than or Equal to -1.5% And Less Than -1.0%	0	0.0%
Greater than or Equal to -2.0% And Less Than -1.5%	0	0.0%
Greater than or Equal to -2.5% And Less Than -2.0%	0	0.0%
Greater than or Equal to -3.0% And Less Than -2.5%	0	0.0%
Less Than -3.0%	0	0.0%

	90	100.0%

*	First day of secondary market trading.

MARKET VECTORS INDIA SMALL-CAP INDEX ETF

PERFORMANCE COMPARISON
December 31, 2010 (unaudited)

Total Return	Share Price[1]	NAV	MVSCIFTR

Life* (cumulative)	2.03%	2.79%	1.62%

* since 8/24/10

Hypothetical Growth of $10,000 (Since Inception)

Commencement date for the Market Vectors India Small-Cap Index ETF was 8/24/10.
[1]

The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (8/24/10) to the first day of secondary market trading in shares of the Fund (8/25/10), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting vaneck.com/etf. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Market Vectors India Small-Cap Index (the “Index”) is the exclusive property of 4asset-management GmbH, which has contracted with Structured Solutions AG to maintain and calculate the Index. Structured Solutions AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards 4asset-management GmbH, Structured Solutions AG has no obligation to point out errors in the Index to third parties.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses. You cannot invest directly in an Index.

[1]

Market Vectors India Small-Cap Index (MVSCIFTR) is a rules-based, modified market capitalization-weighted, float-adjusted index comprised of publicly traded companies that are headquartered in India or that generate the majority of their revenues in India.

MARKET VECTORS INDONESIA INDEX ETF

Market Vectors Indonesia Index ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the Market Vectors Indonesia Index1 (MVINDOTR). As of December 31, 2010, MVINDOTR represented 33 publicly traded companies.

Fund Review

For the twelve-month period ended December 31, 2010, the Fund advanced 40.94%, while MVINDOTR rose 41.34%.2 The Fund offers investors pure play and sector-diversified access to Indonesia, the largest economy and largest population in southeast Asia. Indonesia has a young, increasingly urbanized population and workforce and is an important supplier of commodities and energy to the resource-deficient economies of China and India.

The Indonesian equity market was a robust performer during the period, hitting a new record closing high this year and significantly outperforming both developed and emerging market equities broadly. Supporting the strength in its equity market was the fact that Indonesia’s economy was the first in Asia to enter a bull market since the peak of the European sovereign debt crisis in May 2010. Stable growth prospects and a better return on equity took Indonesia’s stock market to the head of the pack of Asian countries. Banks and consumer companies reported particularly strong earnings.

Attracting investors to Indonesia was that the nation served as a prime example of an emerging market that is going through a rapid industrialization while at the same time maintaining fiscal prudence, economic growth and strengthening social and political institutions. More specifically, Indonesia managed to avoid recession during the global downturn, thanks in large part to strong domestic consumption, and, indeed, estimates put Indonesian economic growth at approximately 6.1% for 2010. The Asian Development Bank projects the Indonesian economy to expand by 6.3% in 2011. Indonesia’s economy hosts a large working-class population, an expanding manufacturing base, moderate labor costs, a healthy financial sector, large reserves of natural resources and a relatively stable political environment. The country is also in the midst of an export boom, aided by reforms and trade agreements with Asian countries. Perhaps most interestingly, although China already has a free-trade agreement with all 10 Southeast Asian nations, it is Indonesia that many agree is poised to be China’s “gold rush” destination as companies there look for other regions into which they can expand. The International Monetary Fund said the country ranks just below China and India in attracting foreign investment. Still, being an emerging market, it must be noted that Indonesia is not an investment without risk. The country has a high poverty rate, a high unemployment rate and widespread corruption. Further, Indonesia is, unfortunately, often in the path of major natural disasters and its disaster-management technology and road infrastructure is still lacking. Also, inflationary pressures are rather high. Yet, with an inflation target of 4% to 6% in 2010, Indonesia’s central bank kept its benchmark interest rate at 6.5%.

Nine of the Fund’s ten largest holdings as of December 31, 2010 generated solid gains. During the period, with Bank Negara Indonesia (3.7% of Fund net assets†) posting a triple-digit increase and Astra International, United Tractors, Adaro Energy, Bank Mandiri and Bank Rakyat Indonesia (8.2%, 4.0%, 4.1%, 5.0% and 5.7% of Fund net assets, respectively†) each enjoying double-digit share price advances that outpaced MVINDOTR. Among the Fund’s ten largest holdings, only Telekomunikasi Indonesia (7.2% of Fund net assets†) lost ground during the period.

The Fund is subject to elevated risks, including those associated with investments in foreign securities, in particular Indonesian issuers, which include, among others, expropriation, confiscatory taxation, political instability, armed conflict and social instability. Investors should be willing to accept a high degree of volatility and the potential of significant loss. The Fund may loan its securities, which may subject it to additional credit and counterparty risk.

†All Fund assets referenced are Total Net Assets as of December 31, 2010.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind. Shares may trade at a premium or discount to their NAV in the secondary market.

MARKET VECTORS INDONESIA INDEX ETF

The Market Vectors Indonesia Index (the “Index”) is the exclusive property of 4asset-management GmbH, which has contracted with Structured Solutions AG to maintain and calculate the Index. Structured Solutions AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards 4asset-management GmbH, Structured Solutions AG has no obligation to point out errors in the Index to third parties. Market Vectors Indonesia Index ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by 4asset-management GmbH and 4asset-management GmbH makes no representation regarding the advisability of investing in the Fund.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses. You cannot invest directly in an Index.

[1]

Market Vectors Indonesia Index (MVINDOTR) is a rules-based, modified market capitalization-weighted, float-adjusted index comprised of publicly traded companies that are domiciled and primarily listed on an exchange in Indonesia or that generate at least 50% of their revenues in Indonesia.

[2]

The Fund is passively managed and may not hold each MVINDOTR component in the same weighting as the MVINDOTR and is subject to certain expenses that MVINDOTR is not. The Fund thus may not exactly replicate the performance of MVINDOTR.

Sector Weightings**
(unaudited)

Top Ten Fund Holdings*
(unaudited)

Astra International TBK PT	8.2%
Bank Central Asia Tbk PT	7.9%
Telekomunikasi Indonesia Tbk PT	7.2%
Bumi Resources Tbk PT	6.5%
Bank Rakyat Indonesia Tbk PT	5.7%
Perusahaan Gas Negara PT	5.5%
Bank Mandiri PT	5.0%
Adaro Energy Tbk PT	4.1%
United Tractors Tbk	4.0%
Bank Negara Indonesia (Persero) Tbk PT	3.7%

As of December 31, 2010. Portfolio is subject to change.
*	Percentage of net assets.
**	Percentage of investments.

MARKET VECTORS INDONESIA INDEX ETF

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS
(unaudited)

Indonesia Index ETF (IDX)
Closing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for INDO is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

	January 20, 2009* through December 31, 2010

Premium/Discount Range	Number of Days	Percentage of Total Days

Greater than or Equal to 3.0%	9	1.8%
Greater than or Equal to 2.5% And Less Than 3.0%	1	0.2%
Greater than or Equal to 2.0% And Less Than 2.5%	4	0.8%
Greater than or Equal to 1.5% And Less Than 2.0%	5	1.0%
Greater than or Equal to 1.0% And Less Than 1.5%	64	13.0%
Greater than or Equal to 0.5% And Less Than 1.0%	146	29.7%
Greater than or Equal to 0.0% And Less Than 0.5%	138	28.0%
Greater than or Equal to -0.5% And Less Than 0.0%	61	12.4%
Greater than or Equal to -1.0% And Less Than -0.5%	42	8.5%
Greater than or Equal to -1.5% And Less Than -1.0%	13	2.6%
Greater than or Equal to -2.0% And Less Than -1.5%	5	1.0%
Greater than or Equal to -2.5% And Less Than -2.0%	1	0.2%
Greater than or Equal to -3.0% And Less Than -2.5%	1	0.2%
Less Than -3.0%	3	0.6%

	493	100.0%

*	First day of secondary market trading.

PERFORMANCE COMPARISON
December 31, 2010 (unaudited)

Total Return	Share Price[1]	NAV	MVINDOTR

One Year	41.77%	40.94%	41.34%
Life* (annualized)	90.97%	90.18%	92.22%
Life* (cumulative)	255.13%	252.25%	259.71%

* since 1/15/09

Hypothetical Growth of $10,000 (Since Inception)

Commencement date for the Market Vectors Indonesia Index ETF was 1/15/09.

[1]

The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (1/15/09) to the first day of secondary market trading in shares of the Fund (1/20/09), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting vaneck.com/etf. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Market Vectors Indonesia Index (the “Index”) is the exclusive property of 4asset-management GmbH, which has contracted with Structured Solutions AG to maintain and calculate the Index. Structured Solutions AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards 4asset-management GmbH, Structured Solutions AG has no obligation to point out errors in the Index to third parties. Market Vectors Indonesia Index ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by 4asset-management GmbH and 4asset-management GmbH makes no representation regarding the advisability of investing in the Fund.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

Market Vectors Indonesia Index (MVINDOTR) is a rules-based, modified market capitalization-weighted, float-adjusted index comprised of publicly traded companies that are domiciled and primarily listed on an exchange in Indonesia, or that generate at least 50% of their revenues in Indonesia.

MARKET VECTORS LATIN AMERICA SMALL-CAP INDEX ETF

Market Vectors Latin America Small-Cap Index ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the Market Vectors Latin America Small-Cap Index1 (MVLATMTR). As of December 31, 2010, MVLATMTR represented 104 publicly traded companies.

Fund Review

For the period from the Fund’s commencement date on April 6, 2010 through December 31, 2010 (the “reporting period”), the Fund advanced 31.17%, while MVLATMTR rose 31.56%.2 The Fund offers investors convenient access to Latin America’s small-cap equities. The region’s young population and increasing middle class provide an attractive outlook for its domestic economies, and the country’s small-cap companies have been positioned to participate in the growth of Latin America’s local economy.

The performance of Latin American small-cap equities during the reporting period is all that more impressive given the fact that their larger-cap counterparts, as measured by the MSCI EM Latin America Index3, were the weakest-performing region among the emerging markets in 2010 after posting the strongest gains in 2009. It should be noted, still, that the MSCI EM Latin America Index generated a double-digit gain for the year. However, small-cap equities, which tend to have higher correlation to domestic growth than larger-cap equities, benefited particularly from strong economic growth within the region. The International Monetary Fund (IMF) stated that Latin America’s economy could expand a higher-than-expected 5% for the year 2010. Small-cap stocks in Latin America benefited from growing household wealth and increases in consumer spending, as many of the countries in the region feature a fast-growing middle class and rising domestic consumption rates. Vast natural resources remained another of Latin America’s biggest strengths. Also, true to historical pattern, small-cap stocks tend to outperform during periods of economic recovery.

Eight of the Fund’s ten largest holdings as of December 31, 2010 generated positive returns during the reporting period, led by Cia Hering (2.8% of Fund net assets†), which posted a robust triple-digit gain. Cia Sudamericana de Vapores, Silver Standard Resources, Alamos Gold and Empresas La Polar (1.7%, 2.8%, 2.8% and 2.3% of Fund net assets, respectively†) also advanced strongly with double-digit returns that outpaced MVLATMTR during the reporting period. The remaining holdings in the Fund’s top ten lagged MVLATMTR on a relative basis. During the reporting period, although only Magnesita Refratarios and Empresas ICA (1.8% and 2.1% of Fund net assets, respectively†) generated negative absolute returns.

The Fund is subject to a high degree of risk, including those associated with less reliable financial information, higher costs, taxation, decreased liquidity, less stringent reporting, and foreign currency risks. Special risks particular to Latin America investments include expropriation, political instability, economic impacts of armed conflict, civil war and severe social instability, less developed capital markets, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations, uncertainty regarding the existence of trading markets, politically controlled access to trading markets, unsettled securities laws, and trade barriers. In addition, companies with small capitalizations are subject to elevated risks, which include, among others, greater volatility, lower trading volume and less liquidity than larger companies. Investors should be willing to accept a high degree of volatility and the potential of significant loss. The Fund may loan its securities, which may subject it to additional credit and counterparty risk.

†All Fund assets referenced are Total Net Assets as of December 31, 2010.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in cash. Shares may trade at a premium or discount to their NAV in the secondary market.

The Market Vectors Latin America Small-Cap Index (the “Index”) is the exclusive property of 4asset-management GmbH, which has contracted with Structured Solutions AG to maintain and calculate the Index. Structured Solutions AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards 4asset-management GmbH, Structured Solutions AG has no obligation to point out errors in the Index to third parties. Market Vectors Latin America Small-Cap Index ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by 4asset-management GmbH and 4asset-management GmbH makes no representation regarding the advisability of investing in the Fund.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses. You cannot invest directly in an Index.

[1]

Market Vectors Latin America Small-Caps Index (MVLATMTR) is a rules-based, modified market capitalization-weighted, float-adjusted index comprised of publicly traded small-cap companies that are domiciled and primarily listed on an exchange in the Latin American region or that generate at least 50% of their revenues in the Latin American region.

[2]

The Fund is passively managed and may not hold each MVLATMTR component in the same weighting as the MVLATMTR and is subject to certain expenses that MVLATMTR is not. The Fund thus may not exactly replicate the performance of MVLATMTR.

[3]	MSCI EM Latin America Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in Latin America.

MARKET VECTORS LATIN AMERICA SMALL-CAP INDEX ETF

Geographical Weightings*
(unaudited)

Sector Weightings**
(unaudited)

Top Ten Fund Holdings*
(unaudited)

Cia Hering S.A.	2.8%
Silver Standard Resources, Inc.	2.8%
Alamos Gold, Inc.	2.8%
TV Azteca S.A. de CV	2.6%
Corp Geo S.A.B de CV	2.5%
Gran Tierra Energy, Inc.	2.4%
Empresas La Polar S.A.	2.3%
Empresas ICA S.A.B. de CV	2.1%
Magnesita Refratarios S.A.	1.8%
Cia Sudamericana de Vapores	1.7%

As of December 31, 2010. Portfolio is subject to change.
*	Percentage of net assets.
**	Percentage of investments.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS
(unaudited)

Latin America Small-Cap Index ETF (LATM)
Closing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for LATM is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

	April 7, 2010* through December 31, 2010

Premium/Discount Range	Number of Days	Percentage of Total Days

Greater than or Equal to 3.0%	0	0.0%
Greater than or Equal to 2.5% And Less Than 3.0%	0	0.0%
Greater than or Equal to 2.0% And Less Than 2.5%	2	1.1%
Greater than or Equal to 1.5% And Less Than 2.0%	36	19.1%
Greater than or Equal to 1.0% And Less Than 1.5%	60	31.9%
Greater than or Equal to 0.5% And Less Than 1.0%	50	26.6%
Greater than or Equal to 0.0% And Less Than 0.5%	28	14.9%
Greater than or Equal to -0.5% And Less Than 0.0%	11	5.9%
Greater than or Equal to -1.0% And Less Than -0.5%	1	0.5%
Greater than or Equal to -1.5% And Less Than -1.0%	0	0.0%
Greater than or Equal to -2.0% And Less Than -1.5%	0	0.0%
Greater than or Equal to -2.5% And Less Than -2.0%	0	0.0%
Greater than or Equal to -3.0% And Less Than -2.5%	0	0.0%
Less Than -3.0%	0	0.0%

	188	100.0%

*	First day of secondary market trading.

MARKET VECTORS LATIN AMERICA SMALL-CAP INDEX ETF

PERFORMANCE COMPARISON
December 31, 2010 (unaudited)

Total Return	Share Price[1]	NAV	MVLATMTR

Life* (cumulative)	32.82%	31.17%	31.56%

* since 4/6/10

Hypothetical Growth of $10,000 (Since Inception)

Commencement date for the Market Vectors Latin America Small-Cap Index ETF was 4/6/10.

[1]

The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (4/6/10) to the first day of secondary market trading in shares of the Fund (4/7/10), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting vaneck.com/etf. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Market Vectors Latin America Small-Cap Index (the “Index”) is the exclusive property of 4asset-management GmbH, which has contracted with Structured Solutions AG to maintain and calculate the Index. Structured Solutions AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards 4asset-management GmbH, Structured Solutions AG has no obligation to point out errors in the Index to third parties. Market Vectors Latin America Small-Cap Index ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by 4asset-management GmbH and 4asset-management GmbH makes no representation regarding the advisability of investing in the Fund.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses. You cannot invest directly in an Index.

Market Vectors Latin America Small-Caps Index (MVLATMTR) is a rules-based, modified market capitalization-weighted, float-adjusted index comprised of publicly traded small-cap companies that are domiciled and primarily listed on an exchange in the Latin American region or that generate at least 50% of their revenues in the Latin American region.

MARKET VECTORS POLAND ETF

Market Vectors Poland ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the Market Vectors Poland Index1 (MVPLNDTR). As of December 31, 2010, MVPLNDTR represented 28 publicly traded companies.

Fund Review

For the twelve-month period ended December 31, 2010, the Fund gained 13.49%, while MVPLNDTR rose 13.52%.2 The Fund offers investors broad sector exposure to Poland, the largest and fastest-growing economy in Central and Eastern Europe.

During the period, Poland’s equity market lagged the emerging markets as a whole, but notably outpaced the international developed equity markets overall even though it faced serious challenges that went beyond the factors impacting global equity markets broadly. Indeed, Poland managed to keep growing its economy despite the tragic loss of its president in an April 2010 plane crash. Poland’s Gross Domestic Product (GDP) grew at an annualized rate of 3.5% in the second quarter, 4.2% in the third quarter and is expected to come in at approximately 3.4% for the year 2010. In 2009, Poland’s GDP grew 1.8%. As such, Poland became something of a haven from the Eurozone’s troubles for many investors during 2010 and one of Eastern Europe’s most compelling growth stories of the year. Such economic strength was supported by several factors. First, neighboring Germany’s robust recovery and strong consumer demand boosted several of Poland’s industries. Second, the Polish zloty experienced some volatility but held its own, and the fact that Poland has its own currency may have contributed to its relative strength in light of concerns about the euro. Third, Poland was the only European Union member to dodge a recession and none of its banks needed rescue. In turn, foreign direct investment increased substantially during the year. Still, it must be noted that an 11.5% unemployment rate and a large deficit of its own remain risks to the sustainability of its economic growth.

Six of the Fund’s ten largest holdings as of December 31, 2010 posted gains during the period, led by KGHM Polska Miedz (8.8% of Fund net assets†). Polski Koncern Naftowy and PKO Bank Polski (5.8% and 7.9% of Fund net assets, respectively†) also generated double-digit increases, albeit more modest, that outpaced MVPLNDTR during the period. Of the Fund’s ten largest holdings at December 31, only Polskie Gornictwo Naftowe and Polska Grupa Energetyczna (4.4% and 5.8% of Fund net assets, respectively†) lost ground on an absolute basis during the period. Tauron Polska Energia and Powszechny Zaklad Ubezpieczen (4.6% and 6.5% of Fund net assets, respectively†) were not constituents of MVPLNDTR during the complete reporting period.

The Fund is subject to a high degree of risk, including those associated with less reliable financial information, higher costs, taxation, decreased liquidity, less stringent reporting, and foreign currency risks. Special risks particular to Poland investments include expropriation, political instability and severe social instability, less developed capital markets, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations and unsettled securities laws. Investors should be willing to accept a high degree of volatility and the potential of significant loss. The Fund may loan its securities, which may subject it to additional credit and counterparty risk.

†All Fund assets referenced are Total Net Assets as of December 31, 2010.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind. Shares may trade at a premium or discount to their NAV in the secondary market.

The Market Vectors Poland Index (the “Index”) is the exclusive property of 4asset-management GmbH, which has contracted with Structured Solutions AG to maintain and calculate the Index. Structured Solutions AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards 4asset-management GmbH, Structured Solutions AG has no obligation to point out errors in the Index to third parties. Market Vectors Poland ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by 4asset-management GmbH and 4asset-management GmbH makes no representation regarding the advisability of investing in the Fund.

MARKET VECTORS POLAND ETF

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses. You cannot invest directly in an Index.

[1]

Market Vectors Poland Index (MVPLNDTR) is a rules-based index intended to give investors a means of tracking the overall performance of companies that are domiciled and primarily listed in Poland, or that generate at least 50% of their revenues in Poland.

[2]

The Fund is passively managed and may not hold each MVPLNDTR component in the same weighting as the MVPLNDTR and is subject to certain expenses that MVPLNDTR is not. The Fund thus may not exactly replicate the performance of MVPLNDTR.

Sector Weightings**
(unaudited)

Top Ten Fund Holdings*
(unaudited)

KGHM Polska Miedz S.A.	8.8%
PKO Bank Polski S.A.	7.9%
Bank Pekao S.A.	6.8%
Powszechny Zaklad Ubezpieczen S.A.	6.5%
Polska Grupa Energetyczna S.A.	5.8%
Polski Koncern Naftowy Orlen S.A.	5.8%
Telekomunikacja Polska S.A.	5.0%
Tauron Polska Energia S.A.	4.6%
Polskie Gornictwo Naftowe I Gazownictwo S.A.	4.4%
Bank Zachodni WBK S.A.	4.4%

As of December 31, 2010. Portfolio is subject to change.
*	Percentage of net assets.
**	Percentage of investments.

MARKET VECTORS POLAND ETF

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS
(unaudited)

Poland ETF (PLND)
Closing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for PLND is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

	November 25, 2009* through December 31, 2010

Premium/Discount Range	Number of Days	Percentage of Total Days

Greater than or Equal to 3.0%	0	0.0%
Greater than or Equal to 2.5% And Less Than 3.0%	0	0.0%
Greater than or Equal to 2.0% And Less Than 2.5%	1	0.4%
Greater than or Equal to 1.5% And Less Than 2.0%	8	2.9%
Greater than or Equal to 1.0% And Less Than 1.5%	29	10.5%
Greater than or Equal to 0.5% And Less Than 1.0%	79	28.5%
Greater than or Equal to 0.0% And Less Than 0.5%	84	30.2%
Greater than or Equal to -0.5% And Less Than 0.0%	52	18.8%
Greater than or Equal to -1.0% And Less Than -0.5%	14	5.1%
Greater than or Equal to -1.5% And Less Than -1.0%	8	2.9%
Greater than or Equal to -2.0% And Less Than -1.5%	2	0.7%
Greater than or Equal to -2.5% And Less Than -2.0%	0	0.0%
Greater than or Equal to -3.0% And Less Than -2.5%	0	0.0%
Less Than -3.0%	0	0.0%

	277	100.0%

*	First day of secondary market trading.

PERFORMANCE COMPARISON
December 31, 2010 (unaudited)

Total Return	Share Price[1]	NAV	MVPLNDTR

One Year	12.50%	13.49%	13.52%
Life* (annualized)	9.28%	9.58%	9.97%
Life* (cumulative)	10.27%	10.60%	11.03%

* since 11/24/09

Hypothetical Growth of $10,000 (Since Inception)

Commencement date for the Market Vectors Poland ETF was 11/24/09.
[1]

The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (11/24/09) to the first day of secondary market trading in shares of the Fund (11/25/09), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting vaneck.com/etf. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Market Vectors Poland Index (the “Index”) is the exclusive property of 4asset-management GmbH, which has contracted with Structured Solutions AG to maintain and calculate the Index. Structured Solutions AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards 4asset-management GmbH, Structured Solutions AG has no obligation to point out errors in the Index to third parties. Market Vectors Poland ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by 4assetmanagement GmbH and 4asset-management GmbH makes no representation regarding the advisability of investing in the Fund.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

Market Vectors Poland Index (MVPLNDTR) is a rules-based index intended to give investors a means of tracking the overall performance of companies that are domiciled and primarily listed in Poland, or that generate at least 50% of their revenues in Poland.

MARKET VECTORS RUSSIA ETF

Market Vectors Russia ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the DAXglobal® Russia+ Index1 (DXRPUS). As of December 31, 2010, the DXRPUS represented 43 publicly traded companies.

Fund Review

For the twelve-month period ended December 31, 2010, the Fund advanced 21.27%, while DXRPUS rose 23.05%.2 The Fund offers investors pure play access to the Russian equity market. Importantly, the DXRPUS’ broad sector diversification results in less emphasis on energy companies that can be found in other Russia-focused indices.

During the period, the Russian equity market materially outpaced the international developed equity markets broadly and modestly outpaced the broad emerging equity markets. Once hit hard by the global credit crisis, Russia’s economy rebounded strongly in 2010 with Gross Domestic Product (GDP) growth of nearly 4%, as compared to a 10% decline in 2009. In part, the rebound can be attributed to oil prices, which rose more than 15% during the year, given that the commodity contributes a significant portion of the country’s GDP. Capital investment and construction also buoyed the economy. Russia’s GDP rate is especially notable given that drought and fires devastated its crops in the summer of 2010, thereby severely impacting Russia’s agriculture sector and diminishing growth somewhat. The impact of the drought was perhaps most evident in food prices. Russia did not allow any wheat exports in the latter months of 2010, which hiked wheat prices on global markets and spurred domestic prices for food staples, such as bread, higher. In turn, Russia’s central bank chairman Sergei Ignatyev stated that 2010 inflation could hit 8%. Food makes up 38% of Russia’s Consumer Price Index, with 2/3 of that potentially sensitive to drought. While higher food prices left domestic consumers with less to spend, thereby reducing economic activity, investors generally remained optimistic about Russia’s future. For one, in an effort to keep loans available and affordable and to fight inflationary pressures, Russian Prime Minister Vladimir Putin called for lower bank lending rates for the real economy, even as its central bank is expected to continue tightening monetary policy. Also, Russia has sought to deepen its trade relationship with U.S. companies. As a start, aviation company Boeing signed a $3.7 billion contract to supply 50 planes to Russia. Russia’s GDP is expected to grow 5.3% in the first half of 2011, as government spending, rebounding consumer demand and bank lending spur ongoing recovery. However, while Russia has made an effort to diversify, its economy and its equity market remain highly susceptible to fluctuations in oil prices.

Nine of the Fund’s ten largest holdings as of December 31, 2010 generated positive returns during the period. Novatek, Norilsk Nickel, Novolipetsk Steel and VTB Bank (4.7%, 6.5%, 4.2% and 4.5% of Fund net assets, respectively†) each posted strong double-digit gains that outpaced DXRPUS during the period. The remaining holdings in the Fund’s top ten lagged DXRPUS during the period, though only Rosneft Oil (8.0% of Fund net assets†) lost ground on an absolute basis.

The Fund is subject to various risks including those associated with making investments in Russian companies such as the absence of developed legal structures, national policies, expropriation, potentially greater price volatility in, significantly smaller capitalization of, and relative illiquidity of the Russian market. The Fund may loan its securities, which may subject it to additional credit and counterparty risk.

†All Fund assets referenced are Total Net Assets as of December 31, 2010.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind. Shares may trade at a premium or discount to their NAV in the secondary market.

The DAXglobal® Russia+ Index (DXRPUS), a trademark of Deutsche Börse AG, is licensed for use by Van Eck Associates Corporation. Deutsche Börse AG neither sponsors nor endorses the Fund and make no warranty or representation as to the accuracy and/or completeness of DXRPUS or results to be obtained by any person from using DXRPUS in connection with trading the Fund.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses. You cannot invest directly in an Index.

[1]	DAXglobal® Russia+ Index (DXRPUS) is a modified market capitalization-weighted index comprised of publicly traded companies that are domiciled in Russia.

[2]

The Fund is passively managed and may not hold each DXRPUS component in the same weighting as DXRPUS and is subject to certain expenses that DXRPUS is not. The Fund thus may not exactly replicate the performance of DXRPUS.

MARKET VECTORS RUSSIA ETF

Sector Weightings**
(unaudited)

Top Ten Fund Holdings*
(unaudited)

Rosneft Oil Co.	8.0%
OAO Gazprom	7.9%
Sberbank RF	7.8%
Lukoil	6.9%
Norilsk Nickel JSC MMC	6.5%
Surgutneftegaz	4.8%
Novatek OAO	4.7%
VTB Bank OJSC	4.5%
Novolipetsk Steel	4.2%
Mobile TeleSystems OJSC	3.1%

As of December 31, 2010. Portfolio is subject to change.
*	Percentage of net assets.
**	Percentage of investments.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS
(unaudited)

Russia ETF (RSX)
Closing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for RSX is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

	April 30, 2007* through December 31, 2010

Premium/Discount Range	Number of Days	Percentage of Total Days

Greater than or Equal to 5.0%	6	0.6%
Greater than or Equal to 4.5% And Less Than 5.0%	1	0.1%
Greater than or Equal to 4.0% And Less Than 4.5%	3	0.3%
Greater than or Equal to 3.5% And Less Than 4.0%	1	0.1%
Greater than or Equal to 3.0% And Less Than 3.5%	5	0.5%
Greater than or Equal to 2.5% And Less Than 3.0%	8	0.9%
Greater than or Equal to 2.0% And Less Than 2.5%	20	2.2%
Greater than or Equal to 1.5% And Less Than 2.0%	43	4.6%
Greater than or Equal to 1.0% And Less Than 1.5%	99	10.7%
Greater than or Equal to 0.5% And Less Than 1.0%	185	20.0%
Greater than or Equal to 0.0% And Less Than 0.5%	238	25.7%
Greater than or Equal to -0.5% And Less Than 0.0%	155	16.8%
Greater than or Equal to -1.0% And Less Than -0.5%	74	8.0%
Greater than or Equal to -1.5% And Less Than -1.0%	44	4.7%
Greater than or Equal to -2.0% And Less Than -1.5%	19	2.0%
Greater than or Equal to -2.5% And Less Than -2.0%	11	1.2%
Greater than or Equal to -3.0% And Less Than -2.5%	6	0.6%
Greater than or Equal to -3.5% And Less Than -3.0%	4	0.4%
Greater than or Equal to -4.0% And Less Than -3.5%	3	0.3%
Greater than or Equal to -4.5% And Less Than -4.0%	1	0.1%
Greater than or Equal to -5.0% And Less Than -4.5%	0	0.0%
Less Than -5.0%	2	0.2%

	928	100.0%

* First day of secondary market trading.

MARKET VECTORS RUSSIA ETF

PERFORMANCE COMPARISON
December 31, 2010 (unaudited)

Total Return	Share Price[1]	NAV	DXRPUS

One Year	22.13%	21.27%	23.05%
Life* (annualized)	0.10%	(0.22)%	(0.53)%
Life* (cumulative)	0.36%	(0.80)%	(1.93)%

* since 4/24/07

Hypothetical Growth of $10,000 (Since Inception)

Commencement date for the Market Vectors Russia ETF was 4/24/07.
[1]

The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (4/24/07) to the first day of secondary market trading in shares of the Fund (4/30/07), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting vaneck.com/etf. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

DAXglobal® Russia+ Index (DXRPUS), a trademark of Deutsche Börse AG, is licensed for use by Van Eck Associates Corporation. Deutsche Börse AG neither sponsors nor endorses the Fund and makes no warranty or representation as to the accuracy and/or completeness of DXRPUS or results to be obtained by any person from using DXRPUS in connection with trading the Fund.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

DAXglobal® Russia+ Index (DXRPUS) is a modified market capitalization-weighted index comprised of publicly traded companies that are domiciled in Russia.

MARKET VECTORS VIETNAM ETF

Market Vectors Vietnam ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the Market Vectors Vietnam Index1 (MVVNMTR). As of December 31, 2010, MVVNMTR represented 31 publicly traded companies.

Fund Review

For the twelve-month period ended December 31, 2010, the Fund gained 2.24%, while MVVNMTR rose 1.31%.2 Vietnam is among the world’s most populous nations, featuring a young and educated population. The Fund offers investors pure play access to Vietnam, as it is comprised 70% of local companies and 30% of offshore companies deriving at least 50% of their revenues from Vietnam.

Vietnam’s economy expanded rather strongly during the period, with the country’s Gross Domestic Product (GDP) anticipated to be 6.7% in 2010. Its agriculture sector is projected to grow 2.6%, industry and construction is estimated to surge 7.6% and the service sector may increase by 7.5%. Exports are expected to increase 19.1% year-over-year while imports may hit 16.5%. Particularly booming was Vietnam’s telecommunications sector, indicating a growing middle class. Tourism growth was also a driver of Vietnam’s economy during the reporting period. Foreign investment was up, given changes Vietnam has made-including various tax incentives and a loosening of state controls-in an effort to entice multinational corporations and foreign investors. For the first nine months of the year, Vietnam lured in $12 billion in foreign direct investment, and the government was targeting $22 billion for 2010 overall. During the period, Intel opened its largest plant in Vietnam.

Weighing significantly on the performance of its equity market, however, were inflation above 8%, a debt crisis at one of its largest state-owned companies amid a financial scandal, and a fast-falling currency. Since 2008, the dong lost approximately 1/5 of its value against the U.S. dollar. Further taking substantial toll on Vietnam’s equity market during the second half of the year were downgrades by Moody’s, Fitch Ratings and Standard & Poor’s on the country’s sovereign debt. Such downgrades were based on the country’s inconsistent state policies, deteriorating external finances, greater funding needs, dollarized economy and weak financial system. The ratings agencies also cited the government’s high deficit. Other concerns were more inherent in the emerging market nation, including restrictions on personal freedoms, political instability, rampant corruption and the needs for more infrastructure development, a more competitive workforce and a more streamlined government bureaucracy. Despite all that, Vietnam’s broader economy appeared to be moving forward, as it continued to benefit from rich resources and rapid industrialization.

Of the Fund’s ten largest holdings as of December 31, 2010, Charoen Pokphand Foods and Bao Viet Holdings (4.3% and 7.5% of Fund net assets, respectively†) generated robust triple-digit gains during the reporting period. Gamuda, Talisman Energy and Petrovietnam Fertilizer & Chemical (4.3%, 4.6% and 6.2% of Fund net assets, respectively†) also posted positive returns that outpaced MVVNMTR during the period. Four of the remaining holdings in the Fund’s top ten lost ground during the period. Ocean Group was not a constituent of MVVNMTR for the complete reporting period.

The Fund is subject to elevated risks, including those associated with investments in derivatives and foreign securities, in particular Vietnamese issuers, which include, among others, expropriation, confiscatory taxation, issues with repatriation of investment income, limitations on foreign ownership, political instability, armed conflict and social instability. Investors should be willing to accept a high degree of volatility and the potential of significant loss. The Fund may loan its securities, which may subject it to additional credit and counterparty risk.

†All Fund assets referenced are Total Net Assets as of December 31, 2010.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in cash. Shares may trade at a premium or discount to their NAV in the secondary market.

The Market Vectors Vietnam Index (the “Index”) is the exclusive property of 4asset-management GmbH, which has contracted with Structured Solutions AG to maintain and calculate the Index. Structured Solutions AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards 4asset-management GmbH, Structured Solutions AG has no obligation to point out errors in the Index to third parties. Market Vectors Vietnam ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by 4asset-management GmbH and 4asset-management GmbH makes no representation regarding the advisability of investing in the Fund.

MARKET VECTORS VIETNAM ETF

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses. You cannot invest directly in an Index.

[1]	Market Vectors Vietnam Index (MVVNMTR) is a rules-based, modified capitalization-weighted, float-adjusted index intended to give investors exposure to Vietnam.

[2]

The Fund is passively managed and may not hold each MVVNMTR component in the same weighting as the MVVNMTR and is subject to certain expenses that MVVNMTR is not. The Fund thus may not exactly replicate the performance of MVVNMTR.

Sector Weightings**
(unaudited)

Top Ten Fund Holdings*
(unaudited)

Bao Viet Holdings	7.5%
Petrovietnam Fertilizer & Chemical JSC	6.2%
Vietnam JSC Bank for Industry & Trade	5.7%
HAGL JSC	5.1%
Talisman Energy, Inc.	4.6%
Bank for Foreign Trade of Vietnam JSC	4.6%
Charoen Pokphand Foods	4.3%
Ocean Group JSC	4.3%
Gamuda Bhd	4.3%
Kinh Bac City Development Share Holding Corp.	4.2%

As of December 31, 2010. Portfolio is subject to change.
*	Percentage of net assets.
**	Percentage of investments.

MARKET VECTORS VIETNAM ETF

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS
(unaudited)

Vietnam ETF (VNM)
Closing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for VNM is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

	August 14, 2009* through December 31, 2010

Premium/Discount Range	Number of Days	Percentage of Total Days

Greater than or Equal to 5.0%	12	3.4%
Greater than or Equal to 4.5% And Less Than 5.0%	1	0.3%
Greater than or Equal to 4.0% And Less Than 4.5%	4	1.1%
Greater than or Equal to 3.5% And Less Than 4.0%	3	0.9%
Greater than or Equal to 3.0% And Less Than 3.5%	8	2.3%
Greater than or Equal to 2.5% And Less Than 3.0%	14	4.0%
Greater than or Equal to 2.0% And Less Than 2.5%	31	8.9%
Greater than or Equal to 1.5% And Less Than 2.0%	51	14.6%
Greater than or Equal to 1.0% And Less Than 1.5%	82	23.5%
Greater than or Equal to 0.5% And Less Than 1.0%	60	17.2%
Greater than or Equal to 0.0% And Less Than 0.5%	50	14.3%
Greater than or Equal to -0.5% And Less Than 0.0%	9	2.6%
Greater than or Equal to -1.0% And Less Than -0.5%	8	2.3%
Greater than or Equal to -1.5% And Less Than -1.0%	7	2.0%
Greater than or Equal to -2.0% And Less Than -1.5%	2	0.6%
Greater than or Equal to -2.5% And Less Than -2.0%	5	1.4%
Greater than or Equal to -3.0% And Less Than -2.5%	1	0.3%
Greater than or Equal to -3.5% And Less Than -3.0%	0	0.0%
Greater than or Equal to -4.0% And Less Than -3.5%	1	0.3%
Greater than or Equal to -4.5% And Less Than -4.0%	0	0.0%
Greater than or Equal to -5.0% And Less Than -4.5%	0	0.0%
Less Than -5.0%	0	0.0%

	349	100.0%

* First day of secondary market trading.

PERFORMANCE COMPARISON
December 31, 2010 (unaudited)

Total Return	Share Price[1]	NAV	MVVNMTR

One Year	4.06%	2.24%	1.31%
Life* (annualized)	4.34%	1.95%	3.02%
Life* (cumulative)	6.08%	2.72%	4.23%
* since 8/11/09

Hypothetical Growth of $10,000 (Since Inception)

Commencement date for the Market Vectors Vietnam ETF was 8/11/09.

[1]

The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (8/11/09) to the first day of secondary market trading in shares of the Fund (8/14/09), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting vaneck.com/etf. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Market Vectors Vietnam Index (the “Index”) is the exclusive property of 4asset-management GmbH, which has contracted with Structured Solutions AG to maintain and calculate the Index. Structured Solutions AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards 4asset-management GmbH, Structured Solutions AG has no obligation to point out errors in the Index to third parties. Market Vectors Vietnam ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by 4assetmanagement GmbH and 4asset-management GmbH makes no representation regarding the advisability of investing in the Fund.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

Market Vectors Vietnam Index (MVVNMTR) is a rules-based, modified capitalization-weighted, float-adjusted index intended to give investors exposure to publicly traded companies in Vietnam.

MARKET VECTORS ENVIRONMENTAL SERVICES ETF

Market Vectors Environmental Services ETF (the “Fund”) seeks to replicate, before fees and expenses, the price and yield performance of the NYSE Arca Environmental Services Index1 (AXENV). As of December 31, 2010, AXENV represented 21 publicly traded companies from around the globe.

Fund Review

For the twelve-month period ended December 31, 2010, the Fund increased 21.93%, while AXENV rose 22.91%.2 The Fund offers investors pure play access to the fast-growing environmental services industry. The Fund is broadly diversified by both industry segment and by market capitalization.

During the period, waste management companies garnered attention in part because of Warren Buffet, as the investing great bought 2.5 million shares of waste management firm Republic Services over the past year. Investor demand for waste management companies was also strong because an investment in consumer waste disposal was widely seen as a play on a broader economic recovery, as the two are highly correlated historically. As the economy expands and consumption rises, people produce more garbage. Thus, as investors grew increasingly optimistic about the global economic recovery, waste management companies performed well, outpacing the broad U.S. and international equity markets during the reporting period. Additionally, investors seemed to recognize these firms’ high growth potential. As the world’s population grows, standards of living rise and urbanization increases, the volume of waste escalates exponentially. In short, waste management firms provide vital services that our world simply cannot do without.

Among the Fund’s ten largest holdings as of December 31, 2010, nine generated positive returns during the period. IESI-BFC, Stericycle, Newpark Resources, Clean Harbors, Nalco Holding and Waste Connections (4.2%, 10.0%, 4.3%, 4.2%, 4.2% and 4.2% of Fund net assets, respectively†) produced robust double-digit gains that outpaced AXENV. Veolia Environnement (10.1% of Fund net assets†) was the only one of the Fund’s ten largest holdings to lose ground on an absolute basis during the period.

The Fund is subject to various risks including those associated with making investments in environmental services and consumer and industrial waste management companies such as competitive pressures, changes in government regulation, world events and economic conditions. In addition, these companies are subject to liability for environmental damage claims. The Fund may loan its securities, which may subject it to additional credit and counterparty risk.

†All Fund assets referenced are Total Net Assets as of December 31, 2010.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind. Shares may trade at a premium or discount to their NAV in the secondary market.

NYSE Arca Environmental Services Index (AXENV), a trademark of NYSE Euronext or its affiliates (NYSE Euronext), is licensed for use by Van Eck Associates Corporation. NYSE Euronext neither sponsors nor endorses the Fund and makes no warranty or representation as to the accuracy and/or completeness of AXENV or results to be obtained by any person from using the AXENV in connection with trading the Fund.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses. You cannot invest directly in an Index.

[1]

NYSE Arca Environmental Services Index (AXENV) is a modified equal-dollar-weighted index comprised of publicly traded companies that are involved in the management, removal and storage of consumer waste and industrial by-products and related environmental services.

[2]

The Fund is passively managed and may not hold each AXENV component in the same weighting as AXENV and is subject to certain expenses that AXENV is not. The Fund thus may not exactly replicate the performance of AXENV.

Geographical Weightings*
(unaudited)

Sector Weightings**
(unaudited)

Top Ten Fund Holdings*
(unaudited)

Veolia Environnement S.A.	10.1%
Waste Management, Inc.	10.0%
Stericycle, Inc.	10.0%
Republic Services, Inc.	9.9%
Newpark Resources, Inc.	4.3%
IESI-BFC Ltd.	4.2%
Clean Harbors, Inc.	4.2%
US Ecology, Inc.	4.2%
Waste Connections, Inc.	4.2%
Nalco Holding Co.	4.2%

As of December 31, 2010. Portfolio is subject to change.
*	Percentage of net assets.
**	Percentage of investments.

MARKET VECTORS ENVIRONMENTAL SERVICES ETF

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS
(unaudited)

Environmental Services ETF (EVX)
Closing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for EVX is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

	October 16, 2006* through December 31, 2010

Premium/Discount Range	Number of Days	Percentage of Total Days

Greater than or Equal to 3.0%	0	0.0%
Greater than or Equal to 2.5% And Less Than 3.0%	1	0.1%
Greater than or Equal to 2.0% And Less Than 2.5%	1	0.1%
Greater than or Equal to 1.5% And Less Than 2.0%	0	0.0%
Greater than or Equal to 1.0% And Less Than 1.5%	11	1.0%
Greater than or Equal to 0.5% And Less Than 1.0%	49	4.6%
Greater than or Equal to 0.0% And Less Than 0.5%	442	41.7%
Greater than or Equal to -0.5% And Less Than 0.0%	457	43.0%
Greater than or Equal to -1.0% And Less Than -0.5%	68	6.4%
Greater than or Equal to -1.5% And Less Than -1.0%	15	1.4%
Greater than or Equal to -2.0% And Less Than -1.5%	8	0.8%
Greater than or Equal to -2.5% And Less Than -2.0%	4	0.4%
Greater than or Equal to -3.0% And Less Than -2.5%	3	0.3%
Less Than -3.0%	2	0.2%

	1061	100.0%

* First day of secondary market trading.

PERFORMANCE COMPARISON
December 31, 2010 (unaudited)

Total Return	Share Price[1]	NAV	AXENV

One Year	22.09%	21.93%	22.91%
Life* (annualized)	7.27%	7.24%	7.79%
Life* (cumulative)	34.51%	34.36%	37.29%
* since 10/10/06

Hypothetical Growth of $10,000 (Since Inception)

Commencement date for the Market Vectors Environmental Services ETF was 10/10/06.

[1]

The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (10/10/06) to the first day of secondary market trading in shares of the Fund (10/16/06), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting vaneck.com/etf. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

NYSE Arca Environmental Services Index (AXENV) is a trademark of NYSE Euronext or its affiliates (NYSE Euronext), is licensed for use by Van Eck Associates Corporation. NYSE Euronext neither sponsors nor endorses the Fund and makes no warranty or representation as to the accuracy and/or completeness of AXENV or results to be obtained by any person from using the AXENV in connection with trading of the Fund.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

NYSE Arca Environmental Services Index (AXENV) is a modified equal dollar-weighted index comprised of publicly traded companies that are involved in the management, removal and storage of consumer waste and industrial byproducts and related environmental services.

MARKET VECTORS GAMING ETF

Market Vectors Gaming ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the S-Network Global Gaming IndexSM (WAGRT)1. As of December 31, 2010, WAGRT represented 54 publicly traded companies from around the globe.

Fund Review

For the twelve-month period ended December 31, 2010, the Fund advanced 36.97%, while WAGRT rose 37.41%.2 The Fund offers investors convenient, cost-effective, tax-efficient and pure play access to the global gaming industry, an industry that may benefit from favorable legislation changes under consideration, particularly in China and the U.S. For example, China is considering reopening Macao to Chinese nationals. The U.S. may loosen restrictions on Internet gambling.

During the period, global gaming equities generated robust double-digit gains. Gaming-related equities significantly outpaced the broad U.S. and international equity indices, as the industry benefited from several market drivers. First, many companies achieved strong gains on improved balance sheets via debt refinancing plans and infusions of capital through stock sales. Second, gambling revenue in Macau, where many gambling companies have operations, rose 50% in 2010 from 2009. Third, high-rollers and tourists from Asia have been spending big on baccarat games worldwide, which prompted some in the industry to project a 10% to 20% increase in revenue from baccarat tables. Fourth, industry analysts estimate a 15.5% increase in convention and meeting demand as a greater number of healthier firms are booking meetings and events for their businesses at gaming resorts. Finally, many states still strapped for cash to pay for law enforcement, health care, schools and other public services have turned to gaming to bolster their budgets. This trend is anticipated to continue, as 38 states project combined budget shortfalls of $89 billion for fiscal 2011, according to the National Conference of State Legislatures.

Still, there was some reason for concern for the industry. Harrah’s Entertainment, the world’s biggest casino operator, was unable to go public with a $531 million Initial Public Offering (IPO) in November, becoming the first private equity-backed company to pull its U.S. IPO in six months. Also, despite a jump in tourism and gambling revenue, Las Vegas recently received the dubious honor of being named the world’s fifth-worst economy due primarily to poor home prices, rising airfares, high unemployment levels, a drop in visitors from the 40s to 50s age group and over-competition. While such factors may well dampen earnings in Las Vegas casinos through 2011, many industry analysts believe that as long as gambling companies maintain operations elsewhere in the U.S. and overseas, their prospects ahead remain attractive.

Eight of the Fund’s ten largest holdings as of December 31, 2010 experienced solid positive returns during the period. Las Vegas Sands (13.0% of Fund net assets†) enjoyed soaring triple-digit gains, while Wynn Resorts, Sands China, Genting and MGM (7.0%, 4.7%, 7.0% and 3.6% of Fund net assets, respectively†) experienced strong double-digit advances that outpaced WAGRT during the period. The remaining holdings in the Fund’s top ten lagged WAGRT during the period, though only OPAP and International Game Technology (3.3% and 4.7% of Fund net assets, respectively†) lost ground on an absolute basis.

The Fund is subject to various risks including those associated with making investments in companies engaged in the gaming business such as competitive pressures, changes in government regulation, world events and economic conditions. Additional risks include legislative changes, high correlation within the industry and changes in consumer taste and risks related to foreign investments. The Fund may loan its securities, which may subject it to additional credit and counterparty risk.

†All Fund assets referenced are Total Net Assets as of December 31, 2010.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind. Shares may trade at a premium or discount to their NAV in the secondary market.

The S-Network Global Gaming IndexSM (WAGRT), a trademark of Stowe Global Indexes LLC, is licensed for use by Van Eck Associates Corporation. Stowe Global Indexes LLC neither sponsors or endorses the Fund and makes no warranty or representation as to the accuracy and/or completeness of WAGRT or results to be obtained by any person using WAGRT in connection with trading the Fund. WAGRT is calculated and maintained by Standard & Poor’s Custom Indices, which neither sponsors nor endorses the Fund.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses. You cannot invest directly in an Index.

[1]	S-Network Global Gaming IndexSM (WAGRT) is a rules-based, modified-capitalization-weighted, float-adjusted index comprised of publicly traded companies engaged in the global gaming industry.

[2]

The Fund is passively managed and may not hold each WAGRT component in the same weighting as WAGRT and is subject to certain expenses that WAGRT is not. The Fund thus may not exactly replicate the performance of WAGRT.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS
(unaudited)

Gaming ETF (BJK)
Closing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for BJK is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

	January 24, 2008* through December 31, 2010

Premium/Discount Range	Number of Days	Percentage of Total Days

Greater than or Equal to 5.0%	6	0.8%
Greater than or Equal to 4.5% And Less Than 5.0%	3	0.4%
Greater than or Equal to 4.0% And Less Than 4.5%	5	0.7%
Greater than or Equal to 3.5% And Less Than 4.0%	1	0.1%
Greater than or Equal to 3.0% And Less Than 3.5%	13	1.8%
Greater than or Equal to 2.5% And Less Than 3.0%	17	2.3%
Greater than or Equal to 2.0% And Less Than 2.5%	23	3.1%
Greater than or Equal to 1.5% And Less Than 2.0%	24	3.2%
Greater than or Equal to 1.0% And Less Than 1.5%	39	5.3%
Greater than or Equal to 0.5% And Less Than 1.0%	75	10.1%
Greater than or Equal to 0.0% And Less Than 0.5%	115	15.5%
Greater than or Equal to -0.5% And Less Than 0.0%	179	24.1%
Greater than or Equal to -1.0% And Less Than -0.5%	115	15.5%
Greater than or Equal to -1.5% And Less Than -1.0%	54	7.3%
Greater than or Equal to -2.0% And Less Than -1.5%	23	3.1%
Greater than or Equal to -2.5% And Less Than -2.0%	12	1.6%
Greater than or Equal to -3.0% And Less Than -2.5%	9	1.2%
Greater than or Equal to -3.5% And Less Than -3.0%	7	0.9%
Greater than or Equal to -4.0% And Less Than -3.5%	7	0.9%
Greater than or Equal to -4.5% And Less Than -4.0%	4	0.5%
Greater than or Equal to -5.0% And Less Than -4.5%	2	0.3%
Less Than -5.0%	9	1.2%
	742	100.0%

* First day of secondary market trading.

MARKET VECTORS GAMING ETF

Geographical Weightings*
(unaudited)

Sector Weightings**
(unaudited)

Top Ten Fund Holdings*
(unaudited)

Las Vegas Sands Corp.	13.0%
Genting Bhd	7.0%
Wynn Resorts	7.0%
Sands China Ltd.	4.7%
International Game Technology	4.7%
TABCORP Holdings Ltd.	4.4%
MGM Mirage	3.6%
Crown Ltd.	3.6%
OPAP S.A.	3.3%
Tatts Group Ltd.	3.0%

As of December 31, 2010. Portfolio is subject to change.
*	Percentage of net assets.
**	Percentage of investments.

PERFORMANCE COMPARISON
December 31, 2010 (unaudited)

Total Return	Share Price[1]	NAV	WAGRT

One Year	37.88%	36.97%	37.41%
Life* (annualized)	(5.37)%	(5.40)%	(4.08)%
Life* (cumulative)	(15.00)%	(15.06)%	(11.52)%

* since 1/22/08

Hypothetical Growth of $10,000 (Since Inception)

Commencement date for the Market Vectors Gaming ETF was 1/22/08.
[1]

The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (1/22/08) to the first day of secondary market trading in shares of the Fund (1/24/08), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting vaneck.com/etf. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

S-Network Global Gaming IndexSM (WAGRT), a trademark of Stowe Global Indexes LLC, is licensed for use by Van Eck Associates Corporation. Stowe Global Indexes LLC neither sponsors or endorses the Fund and makes no warranty or representation as to the accuracy and/or completeness of WAGR or results to be obtained by any person using WAGR in connection with trading the Fund. WAGR is calculated and maintained by Standard & Poor’s Custom Indices, which neither sponsors nor endorses the Fund.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

S-Network Global Gaming IndexSM (WAGRT) is a rules-based, modified capitalization-weighted, float-adjusted index intended to give investors a means of tracking the overall performance of a global universe of listed companies engaged in the global gaming industry.

MARKET VECTORS ETF TRUST

EXPLANATION OF EXPENSES
(unaudited)

Hypothetical $1,000 investment at beginning of period

As a shareholder of a Fund, you incur operating expenses, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2010 to December 31, 2010.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as program fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXPLANATION OF EXPENSES
(continued)

		Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Annualized Expense Ratio During Period	Expenses Paid During the Period* July 1, 2010 - December 31, 2010

Africa Index ETF
	Actual	$1,000.00	$1,265.50	0.83%	$4.72
	Hypothetical**	$1,000.00	$1,021.04	0.83%	$4.21

Brazil Small-Cap ETF
	Actual	$1,000.00	$1,384.40	0.63%	$3.81
	Hypothetical**	$1,000.00	$1,022.01	0.63%	$3.23

China ETF***
	Actual	$1,000.00	$1,000.00	0.73%	$1.58
	Hypothetical**	$1,000.00	$1,009.24	0.73%	$1.59

Egypt Index ETF
	Actual	$1,000.00	$1,174.60	0.93%	$5.12
	Hypothetical**	$1,000.00	$1,020.50	0.93%	$4.75

Gulf States Index ETF
	Actual	$1,000.00	$1,265.60	0.98%	$5.57
	Hypothetical**	$1,000.00	$1,020.29	0.98%	$4.97

India Small-Cap Index ETF***
	Actual	$1,000.00	$1,027.90	0.85%	$3.05
	Hypothetical**	$1,000.00	$1,014.66	0.85%	$3.03

Indonesia Index ETF
	Actual	$1,000.00	$1,208.30	0.60%	$3.34
	Hypothetical**	$1,000.00	$1,022.18	0.60%	$3.06

Latin America Small-Cap Index ETF
	Actual	$1,000.00	$1,400.50	0.62%	$3.78
	Hypothetical**	$1,000.00	$1,022.06	0.62%	$3.18

Poland ETF
	Actual	$1,000.00	$1,374.00	0.65%	$3.88
	Hypothetical**	$1,000.00	$1,021.94	0.65%	$3.30

Russia ETF
	Actual	$1,000.00	$1,336.90	0.62%	$3.68
	Hypothetical**	$1,000.00	$1,022.06	0.62%	$3.18

Vietnam ETF
	Actual	$1,000.00	$1,034.80	0.76%	$3.92
	Hypothetical**	$1,000.00	$1,021.35	0.76%	$3.90

Environmental Services ETF
	Actual	$1,000.00	$1,247.60	0.54%	$3.08
	Hypothetical**	$1,000.00	$1,022.46	0.54%	$2.77

Gaming ETF
	Actual	$1,000.00	$1,415.90	0.65%	$3.96
	Hypothetical**	$1,000.00	$1,021.93	0.65%	$3.31

*

Expenses are equal to the Fund’s annualized expense ratio (for the six months ended December 31, 2010) multiplied by the average account value over the period, multiplied by 184 and divided by 365 (to reflect the one-half year period).

**	Assumes annual return of 5% before expenses
***

China ETF and India Small-Cap Index ETF commenced operations on October 13, 2010 and August 24, 2010, respectively. Expenses are equal to the Fund’s annualized expense ratio (for the period of commencement of operations to December 31, 2010) multiplied by the average account value over the period, multiplied by the number of days from inception (79 days for China ETF and 129 days for India Small-Cap Index ETF) to December 31, 2010 and divided by 365 (to reflect the period from commencement).

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AFRICA INDEX ETF

SCHEDULE OF INVESTMENTS
December 31, 2010

Number of Shares		Value

COMMON STOCKS: 99.8%
Australia: 2.7%
186,427	Equinox Minerals Ltd. (CAD) *	$1,146,348
173,527	Paladin Energy Ltd. * #	876,527
47,908	Riversdale Mining Ltd. * #	837,113

		2,859,988

Canada: 3.9%
25,410	First Quantum Minerals Ltd.	2,761,818
61,539	Nevsun Resources Ltd. *	460,157
85,750	Semafo, Inc. *	927,703

		4,149,678

Egypt: 20.5%
665,246	Commercial International Bank Egypt SAE #	5,424,079
35,181	Egyptian Co. for Mobile Services #	998,086
353,432	Egyptian Financial Group-Hermes Holding SAE #	2,060,993
835,531	Egyptian Kuwaiti Holding Co. (USD) #	1,418,959
76,670	ElSewedy Electric Co. * #	711,995
240,425	Ezz Steel * #	812,283
104,405	Orascom Construction Industries #	5,168,720
3,275,431	Orascom Telecom Holding SAE * #	2,436,858
1,089,682	Talaat Moustafa Group * #	1,620,437
430,668	Telecom Egypt #	1,341,007

		21,993,417

Kenya: 1.4%
4,670,750	Equity Bank Ltd.	1,548,235

Kuwait: 4.3%
859,500	Mobile Telecommunications Co. K.S.C. #	4,657,763

Morocco: 11.1%
95,483	Attijariwafa Bank	4,657,177
51,304	Banque Marocaine du Commerce Exterieur	1,604,701
151,986	Douja Promotion Groupe Addoha S.A.	1,894,258
210,694	Maroc Telecom #	3,788,657

		11,944,793

Nigeria: 16.4%
41,162,899	First Bank of Nigeria Plc	3,718,201
29,412,825	Guaranty Trust Bank Plc	3,436,656
9,539,587	Nigerian Breweries Plc	4,838,830
29,458,518	United Bank for Africa Plc	1,773,325
39,604,247	Zenith Bank Ltd.	3,910,919

		17,677,931

South Africa: 26.3%
84,957	ABSA Group Ltd. #	1,799,043
9,814	Anglo Platinum Ltd. * #	1,030,969
54,181	AngloGold Ashanti Ltd. #	2,676,373
124,015	Aquarius Platinum Ltd. (GBP) #	683,698
46,992	Bidvest Group Ltd. #	1,113,581
343,087	FirstRand Ltd. #	1,012,662
93,719	Gold Fields Ltd. #	1,707,218
51,091	Harmony Gold Mining Co. Ltd. #	641,344
84,549	Impala Platinum Holdings Ltd. #	2,981,678
151,976	MTN Group Ltd. #	3,088,406
39,187	Naspers Ltd. #	2,300,495
64,785	Remgro Ltd. #	1,106,271
241,757	Sanlam Ltd. #	1,020,891
65,753	Sasol Ltd. #	3,441,947
166,509	Standard Bank Group Ltd. #	2,707,646
82,108	Vodacom Group Ltd. #	949,709

		28,261,931

United Kingdom: 12.9%
57,657	Acergy S.A. (NOK) #	1,423,481
305,798	Afren Plc * #	708,052
61,609	African Minerals Ltd. * #	406,119
1,789,008	Old Mutual Plc #	3,459,600
28,727	Randgold Resources Ltd. (ADR)	2,365,094
277,933	Tullow Oil Plc #	5,511,575

		13,873,921

United States: 0.3%
81,144	Golden Star Resources Ltd. (CAD) *	373,198

Total Common Stocks
(Cost: $91,480,994)		107,340,855

Total Investments: 99.8%
(Cost: $91,480,994)		107,340,855
Other assets less liabilities: 0.2%		174,336

NET ASSETS: 100.0%		$107,515,191

ADR	American Depositary Receipt
CAD	Canadian Dollar
GBP	British Pound
NOK	Norwegian Krone
USD	United States Dollar
*	Non-income producing
#

Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $71,924,235 which represents 66.9% of net assets.

See Notes to Financial Statements

AFRICA INDEX ETF

SCHEDULE OF INVESTMENTS
(continued)

Summary of Investments by Sector (unaudited)	% of Investments	Value

Basic Materials	18.5%	$19,850,527
Communications	18.2	19,560,981
Consumer, Non-cyclical	4.5	4,838,830
Diversified	3.4	3,638,811
Energy	11.1	11,922,168
Financial	38.8	41,648,823
Industrial	5.5	5,880,715

	100.0%	$107,340,855

The summary of inputs used to value the Fund’s investments as of December 31, 2010 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value

Common Stocks:
Australia	$1,146,348	$1,713,640	$—	$2,859,988
Canada	4,149,678	—	—	4,149,678
Egypt	—	21,993,417	—	21,993,417
Kenya	1,548,235	—	—	1,548,235
Kuwait	—	4,657,763	—	4,657,763
Morocco	8,156,136	3,788,657	—	11,944,793
Nigeria	17,677,931	—	—	17,677,931
South Africa	—	28,261,931	—	28,261,931
United Kingdom	2,365,094	11,508,827	—	13,873,921
United States	373,198	—	—	373,198

Total	$35,416,620	$71,924,235	$—	$107,340,855

See Notes to Financial Statements

BRAZIL SMALL-CAP ETF

SCHEDULE OF INVESTMENTS
December 31, 2010

Number of Shares		Value

COMMON STOCKS: 80.7%
Basic Materials: 6.3%
1,470,348	Jaguar Mining, Inc. (USD) *	$10,483,581
8,013,798	Mirabela Nickel Ltd. (AUD) * † #	18,739,383
3,628,584	MMX Mineracao e Metalicos S.A. *	24,547,589
4,591,250	Paranapanema S.A. *	13,856,724

		67,627,277

Communications: 1.6%
914,750	B2W Cia Global Do Varejo	17,358,208

Consumer, Cyclical: 14.0%
3,865,650	Brookfield Incorporacoes S.A.	20,143,297
2,621,400	Cia Hering S.A.	42,637,229
1,770,050	Drogasil S.A.	14,394,985
1,655,550	Even Construtora e Incorporadora S.A.	8,576,946
1,441,850	Grendene S.A.	8,095,206
854,900	Iochpe Maxion S.A.	12,411,500
454,700	Positivo Informatica S.A.	2,670,678
1,444,092	TAM S.A. (ADR)	35,134,758
948,450	Tecnisa S.A.	6,330,618

		150,395,217

Consumer, Non-cyclical: 22.3%
2,421,150	Amil Participacoes S.A.	25,961,729
2,207,096	Cosan Ltd. (Class A) (USD)	30,060,648
4,403,900	Diagnosticos da America S.A.	59,691,416
770,880	Estacio Participacoes S.A.	12,538,410
805,700	Fleury S.A. *	12,934,883
2,166,500	Localiza Rent a Car S.A.	35,107,741
1,275,850	Mills Estruturas e Servicos de Engenharia S.A. *	15,832,837
835,500	Multiplus S.A.	16,986,822
462,450	Obrascon Huarte Lain Brasil S.A.	16,712,274
910,450	SLC Agricola S.A.	12,066,205
1,440,050	Tereos Internacional S.A. *	2,810,700

		240,703,665

Energy: 3.4%
12,658,100	Brasil Ecodiesel Industria e Comercio de Biocombustiveis e Oleos Vegetais S.A. *	7,625,361
576,700	Lupatech S.A. *	6,698,058
1,795,257	Wellstream Holdings Plc (GBP) #	22,175,712

		36,499,131

Financial: 22.4%
1,791,400	BR Properties S.A.	19,597,484
3,174,250	Brasil Brokers Participacoes S.A.	18,261,498
3,906,021	CETIP S.A. - Balcao Organizado de Ativos e Derivativos	55,531,383
844,200	EZ TEC Empreendimentos e Participacoes S.A.	7,135,016
3,972,586	Gafisa S.A. (ADR)	57,721,675
2,477,590	GP Investments Ltd. (BDR) *	10,970,052
699,200	Iguatemi Empresa de Shopping Centers S.A.	17,480,000
1,553,750	JHSF Participacoes S.A.	3,275,979
1,664,450	Odontoprev S.A.	25,157,259
2,963,950	Rossi Residencial S.A.	26,407,723

		241,538,069

Industrial: 3.1%
1,020,300	Login Logistica Intermodal S.A. *	6,392,241
4,407,615	Magnesita Refratarios S.A. *	27,082,936

		33,475,177

Technology: 3.8%
404,150	Totvs S.A.	41,145,392

Utilities: 3.8%
1,039,450	Cia de Saneamento de Minas Gerais-COPA S.A.	17,971,214
960,100	Equatorial Energia S.A.	6,593,458
786,350	MPX Energia S.A. *	12,477,385
853,350	Redentor Energia S.A. *	4,035,420

		41,077,477

Total Common Stocks
(Cost: $674,125,478)		869,819,613

PREFERRED STOCKS: 18.9%
Basic Materials: 2.9%
779,400	Cia de Ferro Ligas da Bahia	6,310,323
7,029,900	Klabin S.A.	24,774,045

		31,084,368

Communications: 0.3%
4,028,700	Telecomunicacoes Brasileiras S.A. *	3,082,198

Consumer, Cyclical: 4.6%
4,845,750	Marcopolo S.A.	20,404,694
2,390,950	Randon Implementos e Participacoes S.A.	17,701,672
1,714,950	Sao Paulo Alpargatas S.A. *	11,147,175

		49,253,541

Consumer, Non-cyclical: 3.0%
517,700	Anhanguera Educacional Participacoes S.A.	12,474,699
640,400	Contax Participacoes S.A.	12,341,202
574,650	Kroton Educacional S.A. *	7,563,917

		32,379,818

Financial: 4.3%
910,600	Banco ABC Brasil S.A. *	8,019,863
1,013,200	Banco Industrial e Comercial S.A.	8,636,615
1,207,800	Banco Panamericano S.A.	2,946,741
2,158,050	Sul America S.A.	27,040,627

		46,643,846

Industrial: 1.4%
4,155,000	Confab Industrial S.A. *	15,268,373

Utilities: 2.4%
441,150	Centrais Eletricas de Santa Catarina S.A.	10,630,120
343,150	Cia de Gas de Sao Paulo	8,369,966
432,050	Cia Energetica do Ceara	7,352,658

		26,352,744

Total Preferred Stocks
(Cost: $147,539,286)		204,064,888

See Notes to Financial Statements

BRAZIL SMALL-CAP ETF

SCHEDULE OF INVESTMENTS
(continued)

Number of Shares		Value

Total Investments Before Collateral for Securities Loaned: 99.6%
(Cost: $821,664,764)		$1,073,884,501

SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR SECURITIES LOANED: 0.2%
(Cost: $1,888,000)
1,888,000	Bank of New York Overnight Government Fund	1,888,000

Total Investments: 99.8%
(Cost: $823,552,764)		1,075,772,501
Other assets less liabilities: 0.2%		2,344,451

NET ASSETS: 100.0%		$1,078,116,952

ADR	American Depositary Receipt
AUD	Australian Dollar
BDR	Brazilian Depositary Receipt
GBP	British Pound
USD	United States Dollar
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $1,778,650.
#

Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $40,915,095 which represents 3.8% of net assets.

The summary of inputs used to value the Fund’s investments as of December 31, 2010 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value

Common Stocks:
Basic Materials	$48,887,894	$18,739,383	$—	$67,627,277
Communications	17,358,208	—	—	17,358,208
Consumer, Cyclical	150,395,217	—	—	150,395,217
Consumer, Non-cyclical	240,703,665	—	—	240,703,665
Energy	14,323,419	22,175,712	—	36,499,131
Financial	241,538,069	—	—	241,538,069
Industrial	33,475,177	—	—	33,475,177
Technology	41,145,392	—	—	41,145,392
Utilities	41,077,477	—	—	41,077,477
Preferred Stocks:
Basic Materials	31,084,368	—	—	31,084,368
Communications	3,082,198	—	—	3,082,198
Consumer, Cyclical	49,253,541	—	—	49,253,541
Consumer, Non-cyclical	32,379,818	—	—	32,379,818
Financial	46,643,846	—	—	46,643,846
Industrial	15,268,373	—	—	15,268,373
Utilities	26,352,744	—	—	26,352,744
Money Market Fund	1,888,000	—	—	1,888,000

Total	$1,034,857,406	$40,915,095	$—	$1,075,772,501

See Notes to Financial Statements

CHINA ETF

SCHEDULE OF INVESTMENTS
December 31, 2010

Swap Contracts - As of December 31, 2010, the China ETF Fund has outstanding swap contracts with the following terms.

Total Return Swap Contracts

Long Exposure

Counterparty	Referenced Obligation	Notional Amount	Rate Paid by the Fund	Termination Date	Unrealized Appreciation

Credit Suisse Securities (Europe) Limited	CSI 300 Total Return Index	$ 19,240,031	1.05%	01/18/11	$ 33,619

The summary of inputs used to value the Fund’s investments as of December 31, 2010 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value

Total Return Swap	$—	$33,619	$—	$33,619

See Notes to Financial Statements

EGYPT INDEX ETF

SCHEDULE OF INVESTMENTS
December 31, 2010

Number of Shares		Value

COMMON STOCKS: 99.9%
Basic Materials: 12.5%
168,906	Centamin Egypt Ltd. (GBP) * #	$467,891
40,380	Egyptian Financial & Industrial Co. * #	131,563
148,193	Ezz Steel * #	500,674
105,155	Sidi Kerir Petrochemcials Co. #	261,095

		1,361,223

Communications: 15.9%
16,536	Egyptian Co. for Mobile Services #	469,127
197,241	Orascom Telecom Holding SAE (GDR) * #	720,332
174,640	Telecom Egypt #	543,791

		1,733,250

Consumer, Cyclical: 2.1%
167,660	Arab Cotton Ginning Co. #	127,300
34,737	Nile Cotton Ginning Co. * #	97,420

		224,720

Consumer, Non-cyclical: 4.4%
462,361	Juhayna Food Industries * #	483,707

Diversified: 5.4%
344,592	Egyptian Kuwaiti Holding Co. #	585,211

Energy: 6.8%
86,701	Maridive & Oil Services SAE #	309,117
27,374	Transglobe Energy Corp. (CAD) *	437,753

		746,870

Financial: 39.1%
54,626	Cairo Housing & Development Co. SAE #	59,049
277,087	Citadel Capital Corp. * #	436,826
117,285	Commercial International Bank Egypt SAE #	956,283
110,844	Egyptian Financial Group-Hermes Holding SAE #	646,372
411,058	Egyptian for Tourism Resorts Co. * #	141,719
27,349	Heliopolis Housing #	117,176
41,880	Medinet Nasr Housing * #	229,739
194,326	Naeem Holding * #	95,013
334,047	Palm Hills Developments SAE * #	364,363
172,981	Pioneers Holding #	95,376
19,812	Six of October Development & Investment Co. * #	367,786
501,518	Talaat Moustafa Group * #	745,794

		4,255,496

Industrial: 13.7%
50,743	ElSewedy Electric Co. * #	471,224
18,719	Orascom Construction Industries (GDR) #	918,615
112,141	South Valley Cement Co. #	98,703

		1,488,542

Total Common Stocks
(Cost: $10,637,141)		10,879,019

MONEY MARKET FUND: 2.2%
(Cost: $236,296)
236,296	Dreyfus Government Cash Management Fund	236,296

Total Investments: 102.1%
(Cost: $10,873,437)		11,115,315
Liabilities in excess of other assets: (2.1)%		(227,934)

NET ASSETS: 100.0%		$10,887,381

CAD	Canadian Dollar
GBP	British Pound
GDR	Global Depositary Receipt
*	Non-income producing
#

Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $10,441,266 which represents 95.9% of net assets.

The summary of inputs used to value the Fund’s investments as of December 31, 2010 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value

Common Stocks:
Basic Materials	$—	$1,361,223	$—	$1,361,223
Communications	—	1,733,250	—	1,733,250
Consumer, Cyclical	—	224,720	—	224,720
Consumer, Non-cyclical	—	483,707	—	483,707
Diversified	—	585,211	—	585,211
Energy	437,753	309,117	—	746,870
Financial	—	4,255,496	—	4,255,496
Industrial	—	1,488,542	—	1,488,542
Money Market Fund	236,296	—	—	236,296

Total	$674,049	$10,441,266	$—	$11,115,315

See Notes to Financial Statements

GULF STATES INDEX ETF

SCHEDULE OF INVESTMENTS
December 31, 2010

Number of Shares		Value

COMMON STOCKS: 99.9%
Bahrain: 3.6%
970,187	Ahli United Bank B.S.C. #	$690,262
525,608	Al-Salam Bank B.S.C. #	99,131
204,017	Gulf Finance House E.C. *#	17,815

		807,208

Iraq: 1.8%
246,168	DNO International ASA (NOK) * #	388,415

Kuwait: 44.9%
265,000	Boubyan Bank K.S.C. *	593,495
165,000	Boubyan Petrochemicals Co.	316,744
216,113	Burgan Bank *	407,181
232,500	Commercial Bank of Kuwait * #	760,470
370,000	Gulf Bank K.S.C. *	749,733
65,000	Investment Dar Co. K.S.C. * #	—
422,214	Kuwait Finance House #	1,738,603
172,125	Kuwait Investment Projects Co. K.S.C.C. #	266,692
347,500	Mobile Telecommunications Co. K.S.C. #	1,883,156
383,527	National Bank of Kuwait S.A.K. #	1,956,300
445,000	National Industries Group (Holding) S.A. * #	545,940
100,000	National Investments Co. K.S.C.C. *	161,749
180,000	National Real Estate Co. S.A.K. * #	107,425
240,000	Public Warehousing Co. K.S.C.	443,654

		9,931,142

Oman: 5.0%
244,259	Bank Muscat S.A.O.G. #	610,322
83,303	Oman Telecommunications Co.	276,739
73,109	Renaissance Services S.A.O.G. #	210,465

		1,097,526

Qatar: 24.6%
36,017	Barwa Real Estate Co. Q.S.C. #	357,268
20,995	Commercial Bank of Qatar #	530,125
136,049	Masraf Al Rayan Q.S.C. * #	713,151
9,256	Qatar Electricity & Water Co. Q.S.C. #	324,610
51,833	Qatar Gas Transport Co. Ltd. (Nakilat) #	284,417
20,048	Qatar Islamic Bank S.A.Q. #	442,715
33,758	Qatar National Bank S.A.Q. #	1,713,827
14,665	Qatar Telecom (QTel) Q.S.C. #	719,197
156,498	Vodafone Qatar QSC * #	356,621

		5,441,931

United Arab Emirates: 20.0%
445,206	Abu Dhabi Commercial Bank * #	249,812
846,606	Air Arabia PJSC #	188,543
381,769	Aldar Properties PJSC #	236,341
216,972	Arabtec Holding Co. PJSC * #	116,047
1,197,335	Dana Gas PJSC * #	237,751
1,413,551	DP World Ltd. #	889,514
592,373	Dubai Financial Market PJSC #	243,186
210,953	Dubai Islamic Bank #	124,969
1,105,961	Emaar Properties PJSC * #	1,066,193
76,361	First Gulf Bank PJSC #	379,437
221,372	National Bank of Abu Dhabi PJSC #	706,620

		4,438,413

Total Common Stocks
(Cost: $21,270,115)		22,104,635

Principal Amount

CONVERTIBLE BOND: 0.0%
(Cost: $4,372)
$1,683	Bank Muscat S.A.O.G. 7.00%, 03/20/14 #	4,642

Number of Shares

MONEY MARKET FUND: 0.7%
(Cost: $154,452)
154,452	Dreyfus Government Cash Management Fund	154,452

Total Investments: 100.6%
(Cost: $21,428,939)		22,263,729
Liabilities in excess of other assets: (0.6)%		(131,887)

NET ASSETS: 100.0%		$22,131,842

NOK	Norwegian Krone
*	Non-income producing
#

Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $19,159,982 which represents 86.6% of net assets.

Summary of Investments by Sector (unaudited)	% of Investments	Value

Basic Materials	1.4%	$316,744
Communications	14.5	3,235,713
Consumer, Cyclical	2.8	632,197
Consumer, Non-cyclical	4.0	889,514
Diversified	1.2	266,692
Energy	3.8	836,631
Financial	65.9	14,660,772
Industrial	3.0	661,987
Utilities	2.7	609,027
Money Market Fund	0.7	154,452

	100.0%	$22,263,729

See Notes to Financial Statements

GULF STATES INDEX ETF

SCHEDULE OF INVESTMENTS
(continued)

The summary of inputs used to value the Fund’s investments as of December 31, 2010 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value

Common Stocks:
Bahrain	$—	$789,393	$17,815	$807,208
Iraq	—	388,415	—	388,415
Kuwait	2,672,556	7,258,586	—	9,931,142
Oman	276,739	820,787	—	1,097,526
Qatar	—	5,441,931	—	5,441,931
United Arab Emirates	—	4,438,413	—	4,438,413
Convertible Bond:
Oman	—	4,642	—	4,642
Money Market Fund	154,452	—	—	154,452

Total	$3,103,747	$19,142,167	$17,815	$22,263,729

The following table reconciles the valuation of the Fund’s Level 3 investment securities and related transactions during the year ended December 31, 2010:

Balance as of 12/31/09	$—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Net purchases (sales)	—
Transfers in and/or out of level 3	17,815

Balance as of 12/31/10	$17,815

See Notes to Financial Statements

INDIA SMALL-CAP INDEX ETF

SCHEDULE OF INVESTMENTS
December 31, 2010

Number of Shares		Value

COMMON STOCKS: 99.8%
Basic Materials: 4.5%
59,276	Adhunik Metaliks Ltd. #	$134,705
266,330	Chambal Fertilizers & Chemicals Ltd. #	537,395
49,391	Deepak Fertilizers & Petrochemicals Corp. Ltd. #	178,191
64,620	Gujarat Alkalies & Chemicals Ltd. #	201,826
118,110	Gujarat Narmada Valley Fertilizers Co. Ltd. #	325,831
977,888	Ispat Industries Ltd. * #	510,582
12,919	Kiri Dyes & Chemicals Ltd. #	144,594
308,270	Nagarjuna Fertilizers & Chemicals Ltd. #	236,053
44,011	Uttam Galva Steels Ltd. * #	125,923

		2,395,100

Communications: 5.8%
165,099	Core Projects & Technologies Ltd. #	1,073,964
116,859	Deccan Chronicle Holdings Ltd. #	286,256
67,850	DEN Networks Ltd. * #	274,270
15,472	New Delhi Television Ltd. #	29,642
285,042	Sterlite Technologies Ltd. #	487,192
296,262	Sujana Towers Ltd. * #	886,119
362,728	Wire and Wireless India Ltd. * #	98,959

		3,136,402

Consumer, Cyclical: 15.4%
1,102,843	Alok Industries Ltd. #	688,215
259,358	Amtek Auto Ltd. #	793,868
239,237	Ansal Properties & Infrastructure Ltd. #	324,416
422,935	Arvind Ltd. * #	673,798
28,274	Bata India Ltd. #	228,905
27,802	Bombay Dyeing & Manufacturing Co. Ltd. #	325,416
63,656	Bombay Rayon Fashions Ltd. #	283,332
14,007	Eicher Motors Ltd. #	386,758
310,239	Hotel Leela Venture Ltd. #	328,025
21,349	JK Tyre & Industries Ltd. #	64,188
38,422	Kesoram Industries Ltd. #	212,559
191,442	Kingfisher Airlines Ltd. * #	283,766
194,318	Orbit Corp. Ltd. #	347,780
147,408	Rajesh Exports Ltd. #	435,313
41,736	Raymond Ltd. * #	351,598
36,898	Reliance MediaWorks Ltd. * #	185,015
169,881	S Kumars Nationwide Ltd. * #	329,048
725,671	Shree Ashtavinyak Cine Vision Ltd.	129,830
226,721	SpiceJet Ltd. * #	409,998
33,880	SRF Ltd. #	267,672
21,599	State Trading Corp. India of Ltd. #	160,788
304,035	TVS Motor Co. Ltd. #	480,710
47,133	UTV Software Communications Ltd. * #	588,662

		8,279,660

Consumer, Non-cyclical: 8.1%
112,020	Aptech Ltd. #	336,455
76,538	Bajaj Hindusthan Ltd. #	203,352
384,226	Balrampur Chini Mills Ltd. #	754,883
16,799	Dredging Corp Of India Ltd. #	168,603
277,414	Karuturi Global Ltd. #	142,071
111,042	KS Oils Ltd. #	117,820
35,024	McLeod Russel India Ltd. #	169,155
89,368	Noida Toll Bridge Co. Ltd. #	60,430
45,080	Orchid Chemicals & Pharmaceuticals Ltd. #	306,265
224,999	Sterling Biotech Ltd. #	519,528
90,076	Strides Arcolab Ltd. #	903,451
323,014	Sun Pharma Advanced Research Co. Ltd. * #	678,057

		4,360,070

Diversified: 6.4%
34,768	Aban Offshore Ltd. #	636,190
55,824	Century Textile & Industries Ltd. #	534,304
18,326	Nava Bharat Ventures Ltd. #	133,642
49,793	Prakash Industries Ltd. * #	137,196
447,673	Sintex Industries Ltd. #	1,822,788
61,887	Triveni Engineering & Industries Ltd. #	153,522

		3,417,642

Energy: 5.2%
113,165	Chennai Petroleum Corp. Ltd. #	625,552
68,502	Great Offshore Ltd. #	594,428
324,550	Gujarat NRE Coke Ltd. #	474,863
104,387	Hindustan Oil Exploration Co. Ltd. #	551,714
13,891	Reliance Industrial Infrastructure Ltd. #	222,688
37,086	Shiv-Vani Oil & Gas Exploration Services Ltd. #	326,719

		2,795,964

Financial: 15.8%
34,911	Ackruti City Ltd. #	195,580
275,514	Bank of Maharashtra Ltd. #	408,769
89,796	Brigade Enterprises Ltd. #	228,789
360,176	Development Credit Bank Ltd. * #	472,293
29,160	Dewan Housing Finance Corp. Ltd. #	198,208
56,530	Future Capital Holdings Ltd. #	243,876
1,593,621	IFCI Ltd. #	2,398,279
629,210	India Infoline Ltd. #	1,155,587
600,852	Indiabulls Securities Ltd. #	303,018
107,503	Karnataka Bank Ltd. #	395,746
62,480	OMAXE Ltd. * #	206,467
417,746	Parsvnath Developers Ltd. * #	543,610
497,193	South Indian Bank Ltd. #	268,448
167,238	SREI Infrastructure Finance Ltd. #	408,960
202,502	United Bank of India Ltd. #	449,884
260,093	Vijaya Bank Ltd. #	591,937

		8,469,451

Industrial: 25.0%
24,441	ABG Shipyard Ltd. #	229,408
13,061	ARSS Infrastructure Projects Ltd. #	245,028
24,307	Bharati Shipyard Ltd. #	118,010
81,713	Elecon Engineering Co. Ltd. #	139,818
237,676	Electrosteel Castings Ltd. #	205,833
152,725	Era Infra Engineering Ltd. #	736,109
80,264	Escorts Ltd. #	309,147
181,404	Gateway Distriparks Ltd. #	458,302
63,406	HEG Ltd. #	369,304
533,713	Hindustan Construction Co. Ltd. #	584,009
135,148	India Cements Ltd. #	326,378
448,535	IVRCL Infrastructures & Projects Ltd. #	1,288,874
11,873	Lakshmi Machine Works Ltd. #	653,701
152,290	Madras Cements Ltd. #	361,403

See Notes to Financial Statements

INDIA SMALL-CAP INDEX ETF

SCHEDULE OF INVESTMENTS
(continued)

Number of Shares		Value

Industrial: (continued)
76,170	Maharashtra Seamless Ltd. #	$654,172
43,557	Man Infraconstruction Ltd. #	206,695
47,078	Maytas Infra Ltd. * #	191,701
481,391	Mercator Lines Ltd. #	631,361
1,403,000	Mercator Lines Singapore Ltd. (SGD) #	295,185
410,506	Nagarjuna Construction Co. Ltd. #	1,291,122
25,136	Patel Engineering Ltd. #	171,244
103,467	Praj Industries Ltd. #	194,895
342,259	Prism Cement Ltd. #	405,102
850,108	Punj Lloyd Ltd. #	2,125,866
52,194	Uflex Ltd. #	233,828
21,318	Walchandnagar Industries Ltd. #	81,776
237,338	Welspun Corp. Ltd. #	899,815

		13,408,086

Technology: 8.6%
122,804	3i Infotech Ltd. #	164,184
275,270	Firstsource Solutions Ltd. * #	152,600
19,179	Glodyne Technoserve Ltd. #	294,412
65,904	GTL Ltd. #	613,945
331,036	Hexaware Technologies Ltd. #	861,675
32,349	ICSA India Ltd. #	102,513
9,604	MindTree Ltd. #	120,376
329,711	Moser Baer India Ltd. #	459,963
132,068	NIIT Ltd. #	161,239
66,113	NIIT Technologies Ltd. #	292,759
33,598	Persistent Systems Ltd. #	322,786
27,766	Polaris Software Lab Ltd. #	108,387
277,390	Rolta India Ltd. #	959,491

		4,614,330

Utilities: 5.0%
33,146	BF Utilities Ltd. * #	682,184
98,501	Jyoti Structures Ltd. #	293,365
61,380	Kalpataru Power Transmission Ltd. #	232,438
518,368	PTC India Ltd. #	1,483,067

		2,691,054

Total Common Stocks
(Cost: $56,462,300)		53,567,759

Total Investments: 99.8% (a)
(Cost: $56,462,300)		53,567,759
Other assets less liabilities: 0.2%		89,995

NET ASSETS: 100.0%		$53,657,754

SGD	Singapore Dollar
*	Non-income producing
#

Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $53,437,929 which represents 99.6% of net assets.

(a)	The India Small-Cap Index ETF makes its investments through a wholly owned subsidiary organized in the Republic of Mauritius.

The summary of inputs used to value the Fund’s investments as of December 31, 2010 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value

Common Stocks:
Basic Materials	$—	$2,395,100	$—	$2,395,100
Communications	—	3,136,402	—	3,136,402
Consumer, Cyclical	129,830	8,149,830	—	8,279,660
Consumer, Non-cyclical	—	4,360,070	—	4,360,070
Diversified	—	3,417,642	—	3,417,642
Energy	—	2,795,964	—	2,795,964
Financial	—	8,469,451	—	8,469,451
Industrial	—	13,408,086	—	13,408,086
Technology	—	4,614,330	—	4,614,330
Utilities	—	2,691,054	—	2,691,054

Total	$129,830	$53,437,929	$—	$53,567,759

See Notes to Financial Statements

INDONESIA INDEX ETF

SCHEDULE OF INVESTMENTS
December 31, 2010

Number of Shares		Value

COMMON STOCKS: 99.9%
Basic Materials: 3.7%
23,989,000	Aneka Tambang Tbk PT #	$6,510,375
29,275,000	Delta Dunia Makmur Tbk PT * #	5,221,214
18,476,000	Indah Kiat Pulp and Paper Corp. Tbk PT * #	3,352,500
14,994,000	International Nickel Indonesia Tbk PT #	8,095,547

		23,179,636

Communications: 8.3%
11,713,000	Indosat Tbk PT #	6,991,559
1,263,146	Telekomunikasi Indonesia Tbk PT (ADR)	45,031,155

		52,022,714

Consumer, Cyclical: 11.8%
8,510,500	Astra International Tbk PT #	51,432,563
768,000	Jardine Cycle & Carriage Ltd. (SGD) #	21,937,602

		73,370,165

Consumer, Non-cyclical: 13.4%
2,264,000	Astra Agro Lestari Tbk PT #	6,571,030
53,102,000	Charoen Pokphand Indonesia Tbk PT #	10,834,277
3,732,500	Gudang Garam Tbk PT #	16,548,097
31,545,000	Indofood Sukses Makmur Tbk PT #	17,032,701
35,027,500	Kalbe Farma Tbk PT #	12,614,455
3,530,000	Perusahaan Perkebunan London Sumatra Indonesia Tbk PT #	5,026,889
8,224,500	Unilever Indonesia Tbk PT #	15,044,892

		83,672,341

Diversified: 2.2%
15,168,000	First Pacific Company Ltd. (HKD) #	13,653,971

Energy: 16.0%
89,634,000	Adaro Energy Tbk PT #	25,331,076
120,693,500	Bumi Resources Tbk PT #	40,432,896
2,841,000	Indo Tambangraya Megah PT #	15,979,525
8,860,000	Medco Energi Internasional Tbk PT #	3,314,809
5,793,500	Tambang Batubara Bukit Asam Tbk PT #	14,730,160

		99,788,466

Financial: 27.2%
69,285,000	Bank Central Asia Tbk PT #	49,125,547
19,960,372	Bank Danamon Indonesia Tbk PT #	12,594,130
42,981,500	Bank Mandiri PT #	30,907,332
53,598,932	Bank Negara Indonesia (Persero) Tbk PT #	23,000,217
30,274,000	Bank Rakyat Indonesia Tbk PT #	35,215,755
80,462,000	Bumi Serpong Damai PT #	8,018,772
138,308,000	Lippo Karawaci Tbk PT * #	10,423,686

		169,285,439

Industrial: 11.8%
464,662,500	Bakrie and Brothers Tbk PT * #	3,340,324
12,961,500	Indocement Tunggal Prakarsa Tbk PT #	22,890,735
20,884,500	Semen Gresik Persero Tbk PT #	21,870,095
9,562,000	United Tractors Tbk #	25,218,817

		73,319,971

Utilities: 5.5%
70,529,500	Perusahaan Gas Negara PT #	34,602,624

Total Common Stocks
(Cost: $524,994,072)		622,895,327

MONEY MARKET FUND: 0.0%
(Cost: $115,376)
115,376	Dreyfus Government Cash Management Fund	115,376

Total Investments: 99.9%
(Cost: $525,109,448)		623,010,703
Other assets less liabilities: 0.1%		489,456

NET ASSETS: 100.0%		$623,500,159

ADR	American Depositary Receipt
HKD	Hong Kong Dollar
SGD	Singapore Dollar
*	Non-income producing
#

Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $577,864,172 which represents 92.7% of net assets.

See Notes to Financial Statements

INDONESIA INDEX ETF

SCHEDULE OF INVESTMENTS
(continued)

The summary of inputs used to value the Fund’s investments as of December 31, 2010 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value

Common Stocks:
Basic Materials	$—	$23,179,636	$—	$23,179,636
Communications	45,031,155	6,991,559	—	52,022,714
Consumer, Cyclical	—	73,370,165	—	73,370,165
Consumer, Non-cyclical	—	83,672,341	—	83,672,341
Diversified	—	13,653,971	—	13,653,971
Energy	—	99,788,466	—	99,788,466
Financial	—	169,285,439	—	169,285,439
Industrial	—	73,319,971	—	73,319,971
Utilities	—	34,602,624	—	34,602,624
Money Market Fund	115,376	—	—	115,376

Total	$45,146,531	$577,864,172	$—	$623,010,703

See Notes to Financial Statements

LATIN AMERICA SMALL-CAP INDEX ETF

SCHEDULE OF INVESTMENTS
December 31, 2010

Number of Shares		Value

COMMON STOCKS: 89.8%
Argentina: 1.5%
6,035	Banco Macro S.A. (ADR)	$302,957
6,288	Grupo Financiero Galicia S.A. (ADR) *	96,269

		399,226

Brazil: 31.8%
15,850	American Banknote S.A.	193,351
30,600	BR Properties S.A.	334,757
54,150	Brasil Brokers Participacoes S.A.	311,526
216,100	Brasil Ecodiesel Industria e Comercio de Biocombustiveis e Oleos Vegetais S.A. *	130,181
65,950	Brookfield Incorporacoes S.A.	343,655
17,750	Cia de Saneamento de Minas Gerais-COPA S.A.	306,883
44,750	Cia Hering S.A.	727,861
30,200	Drogasil S.A.	245,602
16,400	Equatorial Energia S.A.	112,627
24,050	Eternit S.A.	173,855
28,300	Even Construtora e Incorporadora S.A.	146,614
14,450	EZ TEC Empreendimentos e Participacoes S.A.	122,129
13,750	Fleury S.A. *	220,746
42,250	GP Investments Ltd. (BDR) *	187,071
24,600	Grendene S.A.	138,116
11,950	Iguatemi Empresa de Shopping Centers S.A.	298,750
14,000	Industrias Romi S.A.	122,289
29,000	Inpar S.A. *	60,271
14,550	Iochpe Maxion S.A.	211,238
26,550	JHSF Participacoes S.A.	55,979
11,100	Julio Simoes Logistica S.A. *	74,557
17,450	Login Logistica Intermodal S.A. *	109,325
9,050	LPS Brasil Consultoria de Imoveis S.A.	212,621
9,850	Lupatech S.A. *	114,402
75,300	Magnesita Refratarios S.A. *	462,687
21,750	Mills Estruturas e Servicos de Engenharia S.A. *	269,910
11,050	Minerva S.A. *	46,463
136,831	Mirabela Nickel Ltd. (AUD) * #	319,964
13,450	MPX Energia S.A. *	213,417
7,850	Obrascon Huarte Lain Brasil S.A.	283,688
28,450	Odontoprev S.A.	430,006
78,450	Paranapanema S.A. *	236,768
23,450	Plascar Participacoes Industriais S.A. *	51,562
7,750	Positivo Informatica S.A.	45,520
14,500	Redentor Energia S.A. *	68,569
7,500	Rodobens Negocios Imobiliarios S.A.	75,407
50,650	Rossi Residencial S.A.	451,273
15,600	SLC Agricola S.A.	206,747
6,700	Tegma Gestao Logistica S.A.	102,720
24,550	Tereos Internacional S.A. *	47,917

		8,267,024

Canada: 16.0%
37,582	Alamos Gold, Inc.	715,128
240,046	Alange Energy Corp. *	130,368
40,754	Aura Minerals, Inc. *	159,852
91,805	B2Gold Corp. *	248,371
143,787	Canacol Energy Ltd. *	227,040
60,299	Capstone Mining Corp. *	272,295
26,107	Exeter Resource Corp. (USD) *	162,124
29,871	First Majestic Silver Corp. *	432,608
44,112	Gammon Gold, Inc. (USD) *	361,277
78,135	Gran Tierra Energy, Inc. (USD) *	628,987
17,876	MAG Silver Corp. (USD) *	222,377
21,185	Minefinders Corp. (USD) *	233,882
27,116	Ventana Gold Corp. *	361,619

		4,155,928

Chile: 11.6%
364,325	Cia Sudamericana de Vapores S.A. *	453,016
81,301	Empresas La Polar S.A.	590,857
140,818	Inversiones Aguas Metropolitanas S.A.	229,582
650,129	Masisa S.A. *	104,882
160,532	Parque Arauco S.A.	391,040
196,548	Ripley Corp. S.A.	272,883
78,595	Salfacorp S.A.	283,731
5,477,855	Sociedad de Inversiones Oro Blanco S.A.	122,315
118,679	Sonda S.A.	292,818
114,977	Vina Concha y Toro S.A.	276,878

		3,018,002

Mexico: 20.9%
198,950	Alsea S.A.B de C.V.	207,810
405,750	Axtel S.A.B. de C.V. *	234,908
194,250	Bolsa Mexicana de Valores S.A.B. de C.V.	408,947
88,700	Cia Minera Autlan S.A.B de C.V. *	217,548
426,450	Consorcio ARA S.A.B. de C.V.	262,431
179,950	Corp GEO S.A.B de C.V. *	660,060
4,949	Desarrolladora Homex S.A.B. de C.V. (ADR) *	167,326
210,550	Empresas ICA S.A.B. de C.V. *	537,201
184,600	Gruma, S.A. de C.V. (Class B) *	343,790
52,400	Grupo Aeroportuario del Centro Norte S.A.B. de C.V.	100,133
9,682	Grupo Aeroportuario del Pacifico S.A.B. de C.V. (ADR)	393,186
6,442	Grupo Aeroportuario del Sureste S.A.B. de C.V. (ADR)	363,651
143,900	Grupo Famsa S.A.B. de C.V. *	266,361
163,000	Grupo Simec S.A.B de C.V. *	429,607
42,900	Industrias CH S.A.B. de C.V. *	167,084
950,550	TV Azteca S.A. de C.V.	664,231

		5,424,274

Panama: 0.7%
9,085	Banco Latinoamericano de Comercio Exterior S.A. (USD)	167,709

Puerto Rico: 1.2%
15,017	Oriental Financial Group, Inc. (USD)	187,562
6,517	Triple-S Management Corp. (USD) *	124,344

		311,906

United Kingdom: 4.3%
25,605	Silver Standard Resources, Inc. (USD) *	722,573
30,653	Wellstream Holdings Plc #	378,638

		1,101,211

See Notes to Financial Statements

LATIN AMERICA SMALL-CAP INDEX ETF

SCHEDULE OF INVESTMENTS
(continued)

Number of Shares		Value

United States: 1.8%
28,370	BPZ Resources, Inc. *	$135,041
25,106	Jaguar Mining, Inc. *	179,006
7,615	Superior Industries International, Inc.	161,590

		475,637

Total Common Stocks (Cost: $20,722,475)		23,320,917

PREFERRED STOCKS: 10.0%
Brazil: 9.5%
8,800	Anhanguera Educacional Participacoes S.A.	212,048
15,550	Banco ABC Brasil S.A. *	136,952
18,650	Banco Daycoval S.A.	145,492
17,300	Banco Industrial e Comercial S.A.	147,467
20,600	Banco Panamericano S.A.	50,259
7,500	Centrais Eletricas de Santa Catarina S.A.	180,723
13,350	Cia de Ferro Ligas da Bahia	108,087
70,894	Confab Industrial S.A. *	260,514
10,950	Contax Participacoes S.A.	211,018
82,750	Marcopolo S.A.	348,447
40,800	Randon Implementos e Participacoes S.A.	302,067
29,250	Sao Paulo Alpargatas S.A. *	190,125
5,250	Saraiva S.A. Livreiros Editores	139,378
68,750	Telecomunicacoes Brasileiras S.A. *	52,598

		2,485,175

Mexico: 0.5%
98,550	Controladora Comercial Mexicana S.A.B de C.V. *	122,888

Total Preferred Stocks (Cost: $2,254,207)		2,608,063
MONEY MARKET FUND: 0.1%
(Cost: $16,076)
16,076	Dreyfus Government Cash Management Fund	16,076

Total Investments: 99.9% (Cost: $22,992,758)		25,945,056
Other assets less liabilities: 0.1%		20,468

NET ASSETS: 100.0%		$25,965,524

ADR	American Depositary Receipt
AUD	Australian Dollar
BDR	Brazilian Depositary Receipt
USD	United States Dollar
*	Non-income producing
#

Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $698,602 which represents 2.7% of net assets.

Summary of Investments by Sector (unaudited)	% of Investments	Value

Basic Materials	21.1%	$5,487,968
Communications	4.2	1,091,115
Consumer, Cyclical	17.9	4,635,627
Consumer, Non-cyclical	9.4	2,436,900
Energy	6.7	1,744,657
Financial	18.1	4,696,759
Industrial	17.1	4,431,335
Technology	1.1	292,818
Utilities	4.3	1,111,801
Money Market Fund	0.1	16,076

	100.0%	$25,945,056

See Notes to Financial Statements

The summary of inputs used to value the Fund’s investments as of December 31, 2010 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value

Common Stocks:
Argentina	$399,226	$—	$—	$399,226
Brazil	7,947,060	319,964	—	8,267,024
Canada	4,155,928	—	—	4,155,928
Chile	3,018,002	—	—	3,018,002
Mexico	5,424,274	—	—	5,424,274
Panama	167,709	—	—	167,709
Puerto Rico	311,906	—	—	311,906
United Kingdom	722,573	378,638	—	1,101,211
United States	475,637	—	—	475,637
Preferred Stocks:
Brazil	2,485,175	—	—	2,485,175
Mexico	122,888	—	—	122,888
Money Market Fund	16,076	—	—	16,076

Total	$25,246,454	$698,602	$—	$25,945,056

See Notes to Financial Statements

POLAND ETF

SCHEDULE OF INVESTMENTS
December 31, 2010

Number of Shares		Value

COMMON STOCKS: 99.9%
Basic Materials: 8.8%
79,516	KGHM Polska Miedz S.A. #	$4,661,800

Communications: 9.2%
41,095	Cyfrowy Polsat S.A. * #	229,634
429,848	Netia S.A. * #	757,079
477,516	Telekomunikacja Polska S.A. #	2,643,775
213,826	TVN S.A. #	1,239,027

		4,869,515

Consumer, Cyclical: 1.3%
29,007	NG2 S.A. #	668,450

Consumer, Non-cyclical: 8.4%
5,470,689	Bioton S.A. * #	277,705
89,255	Central European Distribution Corp. (USD) *	2,043,939
140,028	Jeronimo Martins, SGPS, S.A. #	2,143,445

		4,465,089

Energy: 12.3%
88,673	Grupa LOTOS S.A. * #	1,092,237
197,347	Polski Koncern Naftowy Orlen S.A. * #	3,063,109
1,917,769	Polskie Gornictwo Naftowe I Gazownictwo S.A. #	2,318,721

		6,474,067

Financial: 40.0%
47,452	Bank Handlowy w Warszawie S.A. #	1,502,446
599,177	Bank Millennium S.A. * #	995,070
58,873	Bank Pekao S.A. #	3,569,429
31,847	Bank Zachodni WBK S.A. #	2,318,186
18,338	BRE Bank S.A. * #	1,887,652
456,241	Getin Holding S.A. * #	1,776,737
181,648	Globe Trade Centre S.A. * #	1,508,119
284,050	PKO Bank Polski S.A. #	4,169,524
28,474	Powszechny Zaklad Ubezpieczen S.A. #	3,427,341

		21,154,504

Industrial: 6.1%
15,206	Budimex S.A. #	512,481
207,464	Cersanit S.A. * #	755,650
14,536	PBG S.A. #	1,048,832
654,329	Polimex-Mostostal S.A. #	886,589

		3,203,552

Technology: 3.4%
95,587	Asseco Poland S.A. #	1,716,736
5,693	Asseco Poland S.A. Rights *	104,054

		1,820,790

Utilities: 10.4%
391,358	Polska Grupa Energetyczna S.A. #	3,075,060
1,080,924	Tauron Polska Energia S.A. * #	2,404,473

		5,479,533

Total Common Stocks
(Cost: $49,713,067)		52,797,300

MONEY MARKET FUND: 0.3%
(Cost: $143,679)
143,679	Dreyfus Government Cash Management Fund	143,679

Total Investments: 100.2%
(Cost: $49,856,746)		52,940,979
Liabilities in excess of other assets: (0.2)%		(98,993)

NET ASSETS: 100.0%		$52,841,986

USD	United States Dollar
*	Non-income producing
#

Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $50,649,307 which represents 95.9% of net assets.

The summary of inputs used to value the Fund’s investments as of December 31, 2010 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value

Common Stocks:
Basic Materials	$—	$4,661,800	$—	$4,661,800
Communications	—	4,869,515	—	4,869,515
Consumer, Cyclical	—	668,450	—	668,450
Consumer, Non-cyclical	2,043,939	2,421,150	—	4,465,089
Energy	—	6,474,067	—	6,474,067
Financial	—	21,154,504	—	21,154,504
Industrial	—	3,203,552	—	3,203,552
Technology	104,054	1,716,736	—	1,820,790
Utilities	—	5,479,533	—	5,479,533
Money Market Fund	143,679	—	—	143,679

Total	$2,291,672	$50,649,307	$—	$52,940,979

See Notes to Financial Statements

RUSSIA ETF

SCHEDULE OF INVESTMENTS
December 31, 2010

Number of Shares		Value

COMMON STOCKS: 99.8%
Basic Materials: 24.7%
1,695,580	Evraz Group S.A. (GDR) * † # Reg S	$60,877,704
7,144,929	JSC MMC Norilsk Nickel (ADR) #	169,288,132
3,328,549	Magnitogorsk Iron & Steel Works (GDR) # Reg S	48,510,856
1,611,942	Mechel OAO (ADR)	47,117,065
2,320,812	Novolipetsk Steel (GDR) #	110,818,694
1,546,525	Polymetal (GDR) * Reg S	28,316,873
1,476,367	Polyus Gold Co. (ADR) † #	53,549,693
3,902,192	Severstal (GDR) # Reg S	65,866,648
1,645,271	Uralkali (GDR) # Reg S	60,461,613

		644,807,278

Communications: 9.1%
606,041	CTC Media, Inc. (USD)	14,199,541
3,859,435	Mobile TeleSystems OJSC (ADR)	80,546,408
2,821,766	Rostelecom	14,341,109
1,868,416	Sistema JSFC (GDR) # Reg S	46,671,210
125,072,224	Uralsvyazinform	5,889,651
5,000,117	VimpelCom Ltd. (ADR)	75,201,760

		236,849,679

Consumer, Cyclical: 0.4%
4,300,718	Aeroflot - Russian Airlines OJSC (USD)	11,249,913

Consumer, Non-cyclical: 5.3%
1,722,720	Magnit OAO (GDR) * # Reg S	50,530,558
585,372	Pharmstandard (GDR) * # Reg S	16,696,175
681,556	Wimm-Bill-Dann Foods OJSC (ADR)	22,470,901
1,051,629	X5 Retail Group N.V. (GDR) * # Reg S	48,710,418

		138,408,052

Energy: 37.8%
3,671,992	Gazprom Neft OAO (ADR) † #	76,494,030
3,188,011	Lukoil (ADR) #	180,355,538
1,029,812	Novatek OAO (GDR) # Reg S	123,205,533
8,111,538	OAO Gazprom (ADR) #	205,066,008
3,025,064	Raspadskaya *	21,327,978
29,108,123	Rosneft Oil Co. (GDR) * #	208,648,772
11,798,284	Surgutneftegaz (ADR) #	125,190,152
1,406,112	Tatneft (ADR) # Reg S	46,587,663

		986,875,674

Financial: 13.3%
1,994,861	LSR Group (GDR) * # Reg S	18,392,144
1,910,081	PIK Group (GDR) * Reg S	7,689,222
59,815,965	Sberbank RF #	203,334,324
17,669,963	VTB Bank OJSC (GDR) † # Reg S	116,567,156

		345,982,846

Industrial: 1.5%
612,366	Globaltrans Investment Plc (GDR) # Reg S	10,410,866
994,413	Novorossiysk Commercial Sea Port (GDR) † # Reg S	9,950,334
907,663	OAO TMK (GDR) * † #	18,780,933

		39,142,133

Utilities: 7.7%
4,778,494,183	Federal Grid Co. Unified Energy System JSC *	57,537,848
158,928,263	IDGC Holding JSC *	27,807,678
11,202,745,446	Inter RAO UES *	17,565,905
7,410,870	Irkutsk Electric Grid Company Ltd. * § #	147,699
153,922,786	Mosenergo OAO	16,118,332
172,873,806	OGK-1 OAO *	6,840,617
126,758,706	OGK-2 OAO *	7,439,595
125,026,038	OGK-6 OAO *	5,879,349
11,179,324	RusHydro (ADR) * † #	61,013,352

		200,350,375

Total Common Stocks
(Cost: $2,178,762,015)		2,603,665,950

MONEY MARKET FUND: 0.3%
(Cost: $6,231,883)
6,231,883	Dreyfus Government Cash Management Fund	6,231,883

Total Investments Before Collateral
for Securities Loaned: 100.1%
(Cost: $2,184,993,898)		2,609,897,833

SHORT-TERM INVESTMENTS HELD AS
COLLATERAL FOR SECURITIES LOANED: 3.4%
755,388	Bank of New York Institutional Cash Reserve Series B (a) #	172,795
89,007,000	Bank of New York Overnight Government Fund	89,007,000

Total Short-Term Investments held as Collateral
for Securities Loaned
(Cost: $89,762,388)		89,179,795

OTHER: 0.0%
(Cost: $0)
0	Capital Support Agreement (a) #	318,673

Total Investments: 103.5%
(Cost: $2,274,756,286)		2,699,396,301
Liabilities in excess of other assets: (3.5)%		(91,431,613)

NET ASSETS: 100.0%		$2,607,964,688

See Notes to Financial Statements

RUSSIA ETF

SCHEDULE OF INVESTMENTS
(continued)

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
USD	United States Dollar
(a)

The Fund has entered into a Capital Support Agreement (CSA) with the Bank of New York Mellon Corporation (BNY Mellon), which provides that BNY Mellon, at no cost to the Fund, may provide capital to the Fund for a guaranteed recovery of up to 80% of the par value of the BNY Institutional Cash Reserve Series B, subject to the conditions explained in Note 10. This valuation represents the fair value of the CSA as of December 31, 2010.

*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $85,390,339.
#

Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $2,136,617,673 which represents 81.9% of net assets.

§	Illiquid Security - the aggregate value of illiquid securities is $147,699 which represents 0.0% of net assets.
Reg S

Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

The summary of inputs used to value the Fund’s investments as of December 31, 2010 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value

Common Stocks:
Basic Materials	$75,433,938	$569,373,340	$—	$644,807,278
Communications	190,178,469	46,671,210	—	236,849,679
Consumer, Cyclical	11,249,913	—	—	11,249,913
Consumer, Non-cyclical	22,470,901	115,937,151	—	138,408,052
Energy	21,327,978	965,547,696	—	986,875,674
Financial	7,689,222	338,293,624	—	345,982,846
Industrial	—	39,142,133	—	39,142,133
Utilities	139,189,324	61,013,352	147,699	200,350,375
Money Market Funds	95,238,883	172,795	—	95,411,678
Capital Support Agreement	—	—	318,673	318,673

Total	$562,778,628	$2,136,151,301	$466,372	$2,699,396,301

The following table reconciles the valuation of the Fund’s Level 3 investment securities and related transactions during the year ended December 31, 2010:

Balance as of 12/31/09	$293,650
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	172,722
Net purchases (sales)	—
Transfers in and/or out of level 3	—
Balance as of 12/31/10	$466,372

See Notes to Financial Statements

VIETNAM ETF

SCHEDULE OF INVESTMENTS
December 31, 2010

Number of Shares		Value

COMMON STOCKS: 97.2%
Basic Materials: 7.2%
2,459,404	Hoa Sen Group * #	$2,470,506
7,730,250	PetroVietnam Fertilizer & Chemical JSC #	15,064,112

		17,534,618

Communications: 1.0%
759,780	FPT Corp. #	2,512,870

Consumer, Cyclical: 2.9%
8,463,100	Minor International PCL (THB) #	3,308,846
280,640	Minor International PCL Warrants (THB 13.00, expiring 05/18/13) *	27,557
2,102,115	Parkson Holdings Bhd (MYR) #	3,674,787

		7,011,190

Consumer, Non-cyclical: 4.3%
12,812,700	Charoen Pokphand Foods Co. Ltd. (THB) #	10,488,713

Energy: 22.9%
338,971	Oil and Natural Gas Corp. Ltd. (INR) #	9,762,094
8,266,418	Petrovietnam Construction Co. #	9,321,144
3,138,276	PetroVietnam Drilling & Well Services JSC * #	8,527,118
335,415	Premier Oil Plc (GBP) * #	10,285,396
1,108,427	Soco International Plc (GBP) * #	6,441,639
505,236	Talisman Energy, Inc. (CAD)	11,247,240

		55,584,631

Financial: 40.3%
6,699,689	Bank for Foreign Trade of Vietnam JSC #	11,164,178
4,873,268	Bank for Foreign Trade of Vietnam JSC Rights (VND 10,000.00, expiring 01/25/11) * #	1,855,828
5,517,886	Bao Viet Holdings #	18,248,560
2,993,865	HAGL JSC #	12,433,813
6,855,100	Kim Long Securities Corp. #	5,692,592
5,931,250	Kinh Bac City Development Share Holding Corp. * #	10,338,207
8,266,530	Ocean Group JSC #	10,388,323
5,904,660	PetroVietnam Finance JSC #	7,112,780
50	Saigon-Hanoi Commercial Joint Stock Bank #	31
8,049,401	Tan Tao Investment Industry Corp. * #	6,851,009
11,745,712	VietNam Joint Stock Commercial Bank for Industry and Trade * #	13,849,281

		97,934,602

Industrial: 16.5%
1,848,451	Development Investment Construction Corp. #	3,883,851
8,394,387	Gamuda Bhd (MYR) #	10,368,904
393,636	Gemadept Corp. * #	669,753
3,014,605	Hoa Phat Group JSC #	5,981,762
3,328,500	Petroleum Technical Services Corp. #	3,549,403
4,208,000	Petroleum Technical Services Corp. Rights (VND 10,000.00, expiring 01/18/11) * #	1,165,442
1,759,970	Refrigeration Electrical Engineering Corp. * #	1,596,440
1,494,050	Song Da Urban & Industrial Zone Investment & Development JSC #	4,709,637
6,575,197	Viet Nam Construction & Import-Export JSC #	8,324,777

		40,249,969

Utilities: 2.1%
8,650,140	Pha Lai Thermal Power JSC #	5,187,799

Total Common Stocks
(Cost: $232,362,351)		236,504,392

CLOSED-END FUND: 1.4%
(Cost: $2,957,570)
1,792,024	VinaCapital Vietnam Opportunity Fund * #	3,353,695

MONEY MARKET FUND: 0.1%
(Cost: $232,676)
232,676	Dreyfus Government Cash Management Fund	232,676

Total Investments: 98.7%
(Cost: $235,552,597)		240,090,763
Other assets less liabilities: 1.3%		3,203,477

NET ASSETS: 100.0%		$243,294,240

CAD	Canadian Dollar
GBP	British Pound
INR	Indian Rupee
MYR	Malaysian Ringgit
THB	Thai Baht
VND	Vietnamese Dong
*	Non-income producing
#

Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $228,583,290 which represents 94.0% of net assets.

See Notes to Financial Statements

VIETNAM ETF

SCHEDULE OF INVESTMENTS
(continued)

The summary of inputs used to value the Fund’s investments as of December 31, 2010 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value

Common Stocks:
Basic Materials	$—	$17,534,618	$—	$17,534,618
Communications	—	2,512,870	—	2,512,870
Consumer, Cyclical	27,557	6,983,633	—	7,011,190
Consumer, Non-cyclical	—	10,488,713	—	10,488,713
Energy	11,247,240	44,337,391	—	55,584,631
Financial	—	97,934,602	—	97,934,602
Industrial	—	40,249,969	—	40,249,969
Utilities	—	5,187,799	—	5,187,799
Closed-End Fund	—	3,353,695	—	3,353,695
Money Market Fund	232,676	—	—	232,676

Total	$11,507,473	$228,583,290	$—	$240,090,763

See Notes to Financial Statements

ENVIRONMENTAL SERVICES ETF

SCHEDULE OF INVESTMENTS
December 31, 2010

Number of Shares		Value

COMMON STOCKS: 99.9%
Canada: 4.2%
53,810	IESI-BFC Ltd. (USD) †	$1,307,583

France: 10.1%
106,432	Veolia Environnement S.A. (ADR) †	3,124,843

United States: 85.6%
83,673	Calgon Carbon Corp. *	1,265,136
87,437	Casella Waste Systems, Inc. *	619,928
15,417	Clean Harbors, Inc. *	1,296,261
73,869	Covanta Holding Corp.	1,269,808
94,772	Darling International, Inc. *	1,258,572
62,480	Fuel Tech, Inc. *	606,681
37,201	Layne Christensen Co. *	1,280,458
108,680	Metalico, Inc. * †	639,038
40,202	Nalco Holding Co.	1,284,052
214,342	Newpark Resources, Inc. *	1,320,347
395,708	Perma-Fix Environmental Services, Inc. *	648,961
514,420	Rentech, Inc. * †	627,592
102,338	Republic Services, Inc.	3,055,813
37,234	Shaw Group, Inc. *	1,274,520
38,361	Stericycle, Inc. *	3,104,172
49,312	Tetra Tech, Inc. *	1,235,759
74,210	US Ecology, Inc.	1,289,770
46,766	Waste Connections, Inc.	1,287,468
84,193	Waste Management, Inc.	3,104,196

		26,468,532

Total Common Stocks
(Cost: $30,660,203)		30,900,958

MONEY MARKET FUND: 0.4%
(Cost: $120,137)
120,137	Dreyfus Government Cash Management Fund	120,137

Total Investments Before Collateral for Securities Loaned: 100.3%
(Cost: $30,780,340)		31,021,095

SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR SECURITIES LOANED: 4.6%
87,523	Bank of New York Institutional Cash Reserve Series B (a) #	20,021
1,387,000	Bank of New York Overnight Government Fund	1,387,000

Total Short-Term Investments held as Collateral for Securities Loaned
(Cost: $1,474,523)		1,407,021

OTHER: 0.1%
(Cost: $0)
0	Capital Support Agreement (a) #	36,923

Total Investments: 105.0%
(Cost: $32,254,863)		32,465,039
Liabilities in excess of other assets: (5.0)%		(1,538,341)

NET ASSETS: 100.0%		$30,926,698

ADR	American Depositary Receipt
USD	United States Dollar
(a)

The Fund has entered into a Capital Support Agreement (CSA) with the Bank of New York Mellon Corporation (BNY Mellon), which provides that BNY Mellon, at no cost to the Fund, may provide capital to the Fund for a guaranteed recovery of up to 80% of the par value of the BNY Institutional Cash Reserve Series B, subject to the conditions explained in Note 10. This valuation represents the fair value of the CSA as of December 31, 2010.

*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $1,436,117.
#

Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $56,944 which represents 0.2% of net assets.

Summary of Investments by Sector Excluding Collateral for Securities Loaned (unaudited)	% of Investments	Value

Alternative Waste Technology	10.2%	$3,151,300
Building & Construction	4.1	1,280,458
Energy - Alternate Sources	4.1	1,269,808
Engineering / R&D Services	4.1	1,274,520
Environment Consulting & Engineering	4.0	1,235,759
Hazardous Waste Disposal	20.4	6,339,164
Non-hazardous Waste Disposal	30.2	9,374,988
Oil-Field Services	4.3	1,320,347
Pollution Control	1.9	606,681
Recycling	2.1	639,038
Water	10.1	3,124,843
Water Treatment Systems	4.1	1,284,052
Money Market Fund	0.4	120,137

	100.0%	$31,021,095

See Notes to Financial Statements

ENVIRONMENTAL SERVICES ETF

SCHEDULE OF INVESTMENTS
(continued)

The summary of inputs used to value the Fund’s investments as of December 31, 2010 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value

Common Stocks:
Canada	$1,307,583	$—	$—	$1,307,583
France	3,124,843	—	—	3,124,843
United States	26,468,532	—	—	26,468,532
Money Market Funds	1,507,137	20,021	—	1,527,158
Capital Support Agreement	—	—	36,923	36,923

Total	$32,408,095	$20,021	$36,923	$32,465,039

The following table reconciles the valuation of the Fund’s Level 3 investment securities and related transactions during the year ended December 31, 2010:

Balance as of 12/31/09	$34,024
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	2,899
Net purchases (sales)	—
Transfers in and/or out of level 3	—
Balance as of 12/31/10

$36,923

See Notes to Financial Statements

GAMING ETF

SCHEDULE OF INVESTMENTS
December 31, 2010

Number of Shares		Value

COMMON STOCKS: 99.5%
Australia: 12.7%
493,957	Aristocrat Leisure Ltd. † #	$1,515,076
192,551	Consolidated Media Holdings Ltd. #	616,169
551,246	Crown Ltd. #	4,665,855
785,850	TABCORP Holdings Ltd. #	5,726,756
1,460,748	Tatts Group Ltd. #	3,865,695

		16,389,551

Austria: 1.0%
33,005	BWIN Interactive Entertainment A.G. #	1,309,388

Canada: 0.4%
69,334	Great Canadian Gaming Corp. *	512,862

China / Hong Kong: 12.5%
5,824,000	China LotSynergy Holdings Ltd. * #	250,905
1,112,240	Galaxy Entertainment Group Ltd. * † #	1,257,969
250,166	Melco Crown Entertainment Ltd. (ADR) * †	1,591,056
710,000	Nagacorp Ltd. #	149,727
2,742,800	Sands China Ltd. * #	6,028,908
1,982,000	SJM Holdings Ltd. #	3,143,798
1,649,200	Wynn Macau Ltd. #	3,690,724

		16,113,087

Germany: 0.1%
5,068	Tipp24 SE * #	193,553

Greece: 3.6%
129,568	Intralot S.A. #	433,109
241,565	OPAP S.A. #	4,195,927

		4,629,036

Ireland: 1.8%
55,300	Paddy Power Plc	2,277,564

Italy: 0.9%
79,458	Lottomatica S.p.A. † #	991,980
66,109	Snai S.p.A. * #	240,177

		1,232,157

Japan: 3.3%
44,408	Heiwa Corp. #	643,174
11,165	Mars Engineering Corp. #	197,045
60,873	Sankyo Co. Ltd. #	3,433,386

		4,273,605

Malaysia: 10.7%
663,251	Berjaya Sports Toto Bhd #	968,295
2,505,138	Genting Bhd #	9,076,533
3,395,598	Genting Malaysia Bhd #	3,732,237

		13,777,065

New Zealand: 1.3%
659,867	Sky City Entertainment Group Ltd. #	1,670,417

South Africa: 1.3%
108,015	Sun International Ltd. #	1,723,414

South Korea: 2.8%
137,436	Kangwon Land, Inc. #	3,386,867
63,735	Paradise Co. Ltd. #	224,063

		3,610,930

Sweden: 0.9%
33,094	Betsson A.B. * #	575,713
28,468	Unibet Group Plc #	597,066

		1,172,779

United Kingdom: 8.0%
156,789	888 Holdings Plc	134,399
415,153	IG Group Holdings Plc #	3,327,371
1,041,077	Ladbrokes Plc #	2,007,552
334,749	PartyGaming Plc * † #	1,082,714
165,832	Playtech Ltd. #	1,099,111
483,429	Sportingbet Plc #	466,200
804,624	William Hill Plc #	2,156,624

		10,273,971

United States: 38.2%
29,949	Ameristar Casinos, Inc.	468,103
61,505	Bally Technologies, Inc. *	2,594,896
64,312	Boyd Gaming Corp. * †	681,707
13,394	Churchill Downs, Inc.	581,300
74,426	Global Cash Access Holdings, Inc. *	237,419
342,143	International Game Technology	6,052,510
19,539	Isle of Capri Casinos, Inc. *	199,689
363,889	Las Vegas Sands Corp. *	16,720,700
315,469	MGM Mirage * †	4,684,715
75,955	Penn National Gaming, Inc. *	2,669,818
70,467	Pinnacle Entertainment, Inc. * †	987,947
72,523	Scientific Games Corp. *	722,329
61,533	Shuffle Master, Inc. *	704,553
66,284	WMS Industries, Inc. * †	2,998,688
86,748	Wynn Resorts Ltd.	9,007,912

		49,312,286

Total Common Stocks
(Cost: $86,750,808)		128,471,665

MONEY MARKET FUND: 0.2%
(Cost: $201,839)
201,839	Dreyfus Government Cash Management Fund	201,839

Total Investments Before Collateral for Securities Loaned: 99.7%
(Cost: $86,952,647)		128,673,504

SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR SECURITIES LOANED: 7.8%
715	Bank of New York Institutional Cash Reserve Series B (a) #	163
10,017,000	Bank of New York Overnight Government Fund	10,017,000

Total Short-Term Investments held as Collateral for Securities Loaned
(Cost: $10,017,715)		10,017,163

OTHER: 0.0%
(Cost: $0)
0	Capital Support Agreement (a) #	301

Total Investments: 107.5%
(Cost: $96,970,362)		138,690,968
Liabilities in excess of other assets: (7.5)%		(9,629,434)

NET ASSETS: 100.0%		$129,061,534

See Notes to Financial Statements

GAMING ETF

SCHEDULE OF INVESTMENTS
(continued)

ADR	American Depositary Receipt
(a)

The Fund has entered into a Capital Support Agreement (CSA) with the Bank of New York Mellon Corporation (BNY Mellon), which provides that BNY Mellon, at no cost to the Fund, may provide capital to the Fund for a guaranteed recovery of up to 80% of the par value of the BNY Institutional Cash Reserve Series B, subject to the conditions explained in Note 10. This valuation represents the fair value of the CSA as of December 31, 2010.

*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $9,621,038.
#

Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $74,643,962 which represents 57.8% of net assets.

Summary of Investments by Sector Excluding Collateral for Securities Loaned (unaudited)	% of Investments	Value

Casino Hotels	55.7%	$71,680,642
Casino Services	12.5	16,087,032
Commercial Services - Finance	0.2	237,419
Computer Software	0.8	1,099,111
Finance - Other Services	2.6	3,327,371
Gambling (Non-Hotel)	14.2	18,258,474
Internet Gambling	3.4	4,405,657
Leisure & Recreation Products	2.3	2,998,688
Lottery Services	5.1	6,509,984
Multimedia	0.5	616,169
Racetracks	2.5	3,251,118
Money Market Fund	0.2	201,839

	100.0%	$128,673,504

The summary of inputs used to value the Fund’s investments as of December 31, 2010 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value

Common Stocks:
Australia	$—	$16,389,551	$—	$16,389,551
Austria	—	1,309,388	—	1,309,388
Canada	512,862	—	—	512,862
China / Hong Kong	1,591,056	14,522,031	—	16,113,087
Germany	—	193,553	—	193,553
Greece	—	4,629,036	—	4,629,036
Ireland	2,277,564	—	—	2,277,564
Italy	—	1,232,157	—	1,232,157
Japan	—	4,273,605	—	4,273,605
Malaysia	—	13,777,065	—	13,777,065
New Zealand	—	1,670,417	—	1,670,417
South Africa	—	1,723,414	—	1,723,414
South Korea	—	3,610,930	—	3,610,930
Sweden	—	1,172,779	—	1,172,779
United Kingdom	134,399	10,139,572	—	10,273,971
United States	49,312,286	—	—	49,312,286
Money Market Funds	10,218,839	163	—	10,219,002
Capital Support Agreement	—	—	301	301

Total	$64,047,006	$74,643,661	$301	$138,690,968

The following table reconciles the valuation of the Fund’s Level 3 investment securities and related transactions during the year ended December 31, 2010:

Balance as of 12/31/09	$278
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	23
Net purchases (sales)	—
Transfers in and/or out of level 3	—

Balance as of 12/31/10	$301

See Notes to Financial Statements

[This page intentionally left blank.]

MARKET VECTORS ETF TRUST

STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2010

	Africa Index ETF	Brazil Small-Cap ETF	China ETF	Egypt Index ETF	Gulf States Index ETF	India Small-Cap Index ETF

Assets:
Investments, at value (1) (2)	$107,340,855	$1,073,884,501	$–	$11,115,315	$22,263,729	$53,567,759
Short term investment held as collateral for securities loaned (3)	–	1,888,000	–	–	–	–
Capital Support Agreement	–	–	–	–	–	–
Cash	–	–	13,442,832	8,526	107	70,384
Cash denominated in foreign currency (4)	813,245	10,427,949	–	–	–	63,999
Cash collateral on swap contracts	–	–	9,359,820	–	–	–
Receivables:
Investment securities sold	827,020	12,614,715	–	24,035	42,773	–
Shares sold	–	10,172	–	232,509	–	–
Due from Adviser	–	–	–	13,106	39,245	5,453
Dividends and interest	47	2,338,796	–	4,204	71	7,402
Swap contracts, at value	–	–	33,619	–	–	–
Prepaid expenses	668	8,091	–	43	130	15,220

Total assets	108,981,835	1,101,172,224	22,836,271	11,397,738	22,346,055	53,730,217

Liabilities:
Payables:
Investment securities purchased	816,842	175,886	–	401,612	37,556	–
Collateral for securities loaned	–	1,888,000	–	–	–	–
Line of credit	–	4,000,000	–	–	–	–
Shares redeemed	–	3,284,026	–	–	–	–
Due to Adviser	42,626	482,888	87	–	–	–
Due to broker	–	–	3,403,002	–	–	–
Due to custodian	435,895	12,766,779	–	–	–	–
Deferred Trustee fees	1,439	17,872	–	46	424	31
Accrued expenses	169,842	439,821	29,108	108,699	176,233	72,432

Total liabilities	1,466,644	23,055,272	3,432,197	510,357	214,213	72,463

NET ASSETS	$107,515,191	$1,078,116,952	$19,404,074	$10,887,381	$22,131,842	$53,657,754

Shares outstanding	3,100,000	18,850,000	500,000	550,000	950,000	2,650,000

Net asset value, redemption and offering price per share	$34.68	$57.19	$38.81	$19.80	$23.30	$20.25

Net assets consist of:
Aggregate paid in capital	$95,662,823	$824,207,467	$19,404,074	$10,928,569	$25,431,935	$58,420,241
Net unrealized appreciation (depreciation)	15,859,861	252,529,795	33,619	241,800	834,790	(2,894,450)
Undistributed (accumulated) net investment income (loss)	(509,332)	(2,510,716)	(33,619)	(23,039)	(53,683)	(68,409)
Accumulated net realized gain (loss)	(3,498,161)	3,890,406	–	(259,949)	(4,081,200)	(1,799,628)

	$107,515,191	$1,078,116,952	$19,404,074	$10,887,381	$22,131,842	$53,657,754

(1) Value of securities on loan	$–	$1,778,650	$–	$–	$–	$–

(2) Cost of Investments	$91,480,994	$821,664,764	$–	$10,873,437	$21,428,939	$56,462,300

(3) Cost of short term investment held as collateral for securities loaned	$–	$1,888,000	$–	$–	$–	$–

(4) Cost of cash denominated in foreign currency	$806,642	$10,173,276	$–	$–	$–	$63,998

See Notes to Financial Statements

Indonesia Index ETF	Latin America Small-Cap Index ETF	Poland ETF	Russia ETF	Vietnam ETF	Environmental Services ETF	Gaming ETF

$623,010,703	$25,945,056	$52,940,979	$2,609,897,833	$240,090,763	$31,021,095	$128,673,504
–	–	–	89,179,795	–	1,407,021	10,017,163
–	–	–	318,673	–	36,923	301
–	9	131	375,511	–	248	1,130
260,490	77,797	593	–	8,506,635	–	66,279
–	–	–	–	–	–	–

–	2,856	–	13,401,464	2,020,854	1,880,076	–
–	1,138	–	29,900,207	2,881,951	2,585,221	3,114,238
–	49,790	–	–	–	–	–
783,451	31,994	16,172	642,161	826,407	36,145	46,427
–	–	–	–	–	–	–
4,675	47	329	21,456	1,807	319	1,217

624,059,319	26,108,687	52,958,204	2,743,737,100	254,328,417	36,967,048	141,920,259

–	2,624	–	43,241,201	4,340,991	1,909,444	2,670,922
–	–	–	89,762,388	–	1,474,523	10,017,715
–	–	–	–	2,000,000	–	–
–	–	–	–	–	2,585,221	–
284,115	–	11,414	840,461	95,549	6,489	55,604
–	–	–	–	–	–	–
12,076	–	–	–	4,428,860	–	–
8,151	60	417	70,723	4,090	3,333	3,879
254,818	140,479	104,387	1,857,639	164,687	61,340	110,605

559,160	143,163	116,218	135,772,412	11,034,177	6,040,350	12,858,725

$623,500,159	$25,965,524	$52,841,986	$2,607,964,688	$243,294,240	$30,926,698	$129,061,534

7,200,000	800,000	1,950,000	69,600,000	9,600,000	600,000	4,100,000

$86.60	$32.46	$27.10	$37.47	$25.34	$51.54	$31.48

$531,537,071	$22,928,254	$50,068,259	$2,751,855,585	$251,737,754	$39,857,874	$88,242,817

97,904,446	2,953,948	3,085,626	424,640,014	4,436,703	210,176	41,725,625

(50,167)	(73,136)	(13,098)	(70,724)	30,199	(2,827)	(207,061)
(5,891,191)	156,458	(298,801)	(568,460,187)	(12,910,416)	(9,138,525)	(699,847)

$623,500,159	$25,965,524	$52,841,986	$2,607,964,688	$243,294,240	$30,926,698	$129,061,534

$–	$–	$–	$85,390,339	$–	$1,436,117	$9,621,038

$525,109,448	$22,992,758	$49,856,746	$2,184,993,898	$235,552,597	$30,780,340	$86,952,647

$–	$–	$–	$89,762,388	$–	$1,474,523	$10,017,715

$260,922	$76,860	$576	$–	$8,507,076	$–	$61,022

See Notes to Financial Statements

MARKET VECTORS ETF TRUST

STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2010

	Africa Index ETF	Brazil Small-Cap ETF	China ETF (a)	Egypt Index ETF (b)	Gulf States Index ETF	India Small-Cap Index ETF (c)

Income:
Dividends	$1,635,428	$18,838,309	$–	$102,050	$339,829	$79,045
Interest	93	382	1,229	26	347	341
Securities lending income	1,970	19,909	–	–	–	–
Foreign taxes withheld	(100,811)	(65,978)	–	–	(29,396)	(227)

Total income	1,536,680	18,792,622	1,229	102,076	310,780	79,159

Expenses:
Management fees	312,149	4,043,084	25,537	20,296	57,595	57,777
Professional fees	17,599	58,232	24,806	35,902	13,959	30,372
Insurance	2,176	9,273	–	42	891	–
Trustees’ fees and expenses	1,498	22,710	237	1,205	298	3,082
Reports to shareholders	20,756	75,080	1,908	4,990	5,133	16,917
Indicative optimized portfolio value fee	16,585	22,592	1,185	16,458	15,724	5,395
Custodian fees	162,095	784,518	1,343	59,023	148,021	30,017
Registration fees	10,305	21,499	–	7,201	6,610	3,079
Transfer agent fees	3,065	2,279	–	2,995	2,249	791
Fund accounting fees	39,189	88,629	–	18,555	32,547	10,896
Interest	260	15,838	–	–	203	–
Other	6,616	94,031	1,501	2,300	9,688	9,520

Total expenses	592,293	5,237,765	56,517	168,967	292,918	167,846
Waiver of management fees	(73,866)	–	(19,744)	(20,296)	(57,595)	(57,777)
Expenses assumed by the Adviser	–	–	–	(110,514)	(122,235)	(11,848)

Net expenses	518,427	5,237,765	36,773	38,157	113,088	98,221

Net investment income (loss)	1,018,253	13,554,857	(35,544)	63,919	197,692	(19,062)

Net realized gain (loss) on:
Investments	(2,248,429)	41,305,042	–	(259,942)	(892,214)	(1,799,628)
Swap contracts	–	–	(4,679,956)	–	–	–
In-kind redemptions	435,449	2,461,354	–	–	–	–
Foreign currency transactions and foreign denominated assets and liabilities	(124,813)	380,229	–	(8,465)	(30,281)	(49,347)

Net realized gain (loss)	(1,937,793)	44,146,625	(4,679,956)	(268,407)	(922,495)	(1,848,975)

Change in unrealized appreciation (depreciation) on:
Investments	14,916,764	134,919,869	33,619	241,878	3,121,811	(2,894,541)
Foreign currency transactions and foreign denominated assets and liabilities	(125)	214,021	–	(78)	–	91

Change in net unrealized appreciation (depreciation)	14,916,639	135,133,890	33,619	241,800	3,121,811	(2,894,450)

Net Increase (Decrease) in Net Assets Resulting from Operations	$13,997,099	$192,835,372	$(4,681,881)	$37,312	$2,397,008	$(4,762,487)

(a)	Commencement of operations for China ETF is October 13, 2010.
(b)	Commencement of operations for Egypt Index ETF is February 16, 2010.
(c)	Commencement of operations for India Small-Cap Index ETF is August 24, 2010
(d)	Commencement of operations for Latin America Small-Cap Index ETF is April 6, 2010.

See Notes to Financial Statements

Indonesia Index ETF	Latin America Small-Cap Index ETF (d)	Poland ETF	Russia ETF	Vietnam ETF	Environmental Services ETF	Gaming ETF

$10,104,552	$98,058	$780,527	$28,906,147	$4,876,861	$454,152	$3,694,047
383	13	10	1,254	247	32	518
–	–	–	169,061	–	11,516	40,218
(1,515,923)	(3,190)	(116,309)	(5,361,874)	(45,815)	(19,586)	(148,773)

8,589,012	94,881	664,228	23,714,588	4,831,293	446,114	3,586,010

2,240,640	36,328	160,029	9,423,905	725,796	133,880	563,585
22,588	36,470	20,335	119,607	29,261	13,584	19,948
5,237	40	311	34,211	1,728	1,841	2,699
10,845	1,210	535	60,110	3,668	627	4,305
35,094	26,090	15,476	119,103	24,280	4,315	12,988
18,367	14,774	21,254	9,750	16,856	–	16,088
311,727	66,951	53,619	3,310,996	480,795	1,388	53,193
18,148	3,166	7,110	37,168	10,426	3,737	9,457
2,741	1,810	1,682	11,837	2,230	2,030	2,538
40,312	18,559	18,543	20,216	28,049	29,927	36,110
243	–	–	17,341	–	21	–
6,526	4,188	3,563	42,710	14,556	2,729	8,588

2,712,468	209,586	302,457	13,206,954	1,337,645	194,079	729,499
–	(36,328)	(86,228)	(1,060,310)	(108,555)	(47,590)	–
–	(127,485)	–	–	–	–	–

2,712,468	45,773	216,229	12,146,644	1,229,090	146,489	729,499

5,876,544	49,108	447,999	11,567,944	3,602,203	299,625	2,856,511

(5,900,881)	201,928	(249,207)	(100,760,704)	(9,574,130)	(437,380)	1,533,542
–	–	–	–	–	–	–
57,778,041	–	2,720,068	21,361,014	136,379	2,051,869	6,554,152

(73,672)	2,686	(18,443)	–	(286,538)	–	13,040

51,803,488	204,614	2,452,418	(79,399,690)	(9,724,289)	1,614,489	8,100,734

78,321,774	2,952,298	3,094,499	434,093,195	11,925,155	3,652,210	24,769,222

2,804	1,650	1,393	–	(2,173)	–	4,921

78,324,578	2,953,948	3,095,892	434,093,195	11,922,982	3,652,210	24,774,143

$136,004,610	$3,207,670	$5,996,309	$366,261,449	$5,800,896	$5,566,324	$35,731,388

See Notes to Financial Statements

MARKET VECTORS ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Africa Index ETF		Brazil Small-Cap ETF		China ETF

	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Year Ended December 31, 2010	For the Period May 12, 2009* through December 31, 2009	For the Period October 13, 2010* through December 31, 2010

Operations:
Net investment income (loss)	$1,018,253	$176,027	$13,554,857	$1,807,297	$(35,544)
Net realized gain (loss)	(1,937,793)	(876,068)	44,146,625	21,228,031	(4,679,956)
Change in net unrealized appreciation (depreciation)	14,916,639	3,997,089	135,133,890	117,395,905	33,619

Net increase (decrease) in net assets resulting from operations	13,997,099	3,297,048	192,835,372	140,431,233	(4,681,881)

Dividends and Distributions to shareholders:
Dividends from net investment income	(1,190,400)	(297,700)	(15,131,200)	(2,835,750)	(540,031)
Distributions from net realized capital gains	–	–	(53,866,300)	(3,591,000)	–
Return of capital	–	–	–	–	(9,969)

Total Dividends and Distributions	(1,190,400)	(297,700)	(68,997,500)	(6,426,750)	(550,000)

Share transactions:**
Proceeds from sale of shares	60,952,422	29,263,236	381,549,766	565,240,053	32,427,759
Cost of shares redeemed	(2,834,647)	–	(126,515,222)	–	(7,791,804)

Increase in net assets resulting from share transactions	58,117,775	29,263,236	255,034,544	565,240,053	24,635,955

Total increase in net assets	70,924,474	32,262,584	378,872,416	699,244,536	19,404,074
Net Assets, beginning of period	36,590,717	4,328,133	699,244,536	–	–

Net Assets, end of period	$107,515,191	$36,590,717	$1,078,116,952	$699,244,536	$19,404,074

† Including undistributed (accumulated) net investment income (loss)	$(509,332)	$(239,812)	$(2,510,716)	$(1,344,911)	$(33,619)

** Shares of Common Stock Issued (no par value)
Shares sold	1,900,000	1,100,000	6,950,000	14,450,000	700,000
Shares redeemed	(100,000)	–	(2,550,000)	–	(200,000)

Net increase	1,800,000	1,100,000	4,400,000	14,450,000	500,000

* Commencement of operations

See Notes to Financial Statements

Egypt Index ETF	Gulf States Index ETF		India Small-Cap Index ETF	Indonesia Index ETF		Latin America Small-Cap Index ETF

For the Period February 16, 2010* through December 31, 2010	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Period August 24, 2010* through December 31, 2010	For the Year Ended December 31, 2010	For the Period January 16, 2009* through December 31, 2010	For the Period April 6, 2010* through December 31, 2010

$63,919	$197,692	$97,098	$(19,062)	$5,876,544	$886,066	$49,108
(268,407)	(922,495)	(2,959,496)	(1,848,975)	51,803,488	7,101,998	204,614
241,800	3,121,811	2,572,244	(2,894,450)	78,324,578	19,579,868	2,953,948

37,312	2,397,008	(290,154)	(4,762,487)	136,004,610	27,567,932	3,207,670

(78,500)	(216,600)	(72,000)	–	(6,097,600)	(585,000)	(170,400)
–	–	–	–	–	–	–
–	–	–	–	–	–	–

(78,500)	(216,600)	(72,000)	–	(6,097,600)	(585,000)	(170,400)

10,928,569	12,336,635	4,175,150	58,420,241	456,019,150	194,577,560	22,928,254
–	–	(709,512)	–	(164,026,169)	(19,960,324)	–

10,928,569	12,336,635	3,465,638	58,420,241	291,992,981	174,617,236	22,928,254

10,887,381	14,517,043	3,103,484	53,657,754	421,899,991	201,600,168	25,965,524
–	7,614,799	4,511,315	–	201,600,168	–	–

$10,887,381	$22,131,842	$7,614,799	$53,657,754	$623,500,159	$201,600,168	$25,965,524

$(23,039)	$(53,683)	$(4,495)	$(68,409)	$(50,167)	$227,855	$(73,136)

550,000	550,000	200,000	2,650,000	6,000,000	3,600,000	800,000
–	–	(50,000)	–	(2,050,000)	(350,000)	–

550,000	550,000	150,000	2,650,000	3,950,000	3,250,000	800,000

See Notes to Financial Statements

MARKET VECTORS ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS
(continued)

	Poland ETF		Russia ETF

	For the Year Ended December 31, 2010	For the Period November 24, 2009* through December 31, 2009	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009

Operations:
Net investment income (loss)	$447,999	$(2,180)	$11,567,944	$3,571,861
Net realized gain (loss).	2,452,418	(49,495)	(79,399,690)	(229,264,305)
Change in net unrealized appreciation (depreciation).	3,095,892	(10,266)	434,093,195	838,245,676

Net increase (decrease) in net assets resulting from operations	5,996,309	(61,941)	366,261,449	612,553,232

Dividends and Distributions to shareholders:
Dividends from net investment income	(442,650)	–	(12,291,200)	(3,586,600)
Distributions from net realized capital gains	–	–	–	–
Return of capital	–	–	–	–

Total Dividends and Distributions	(442,650)	–	(12,291,200)	(3,586,600)

Share transactions:**
Proceeds from sale of shares	58,193,476	7,284,996	908,996,916	589,025,547
Cost of shares redeemed	(18,128,204)	–	(64,643,858)	(191,973,975)

Increase (decrease) in net assets resulting from share transactions	40,065,272	7,284,996	844,353,058	397,051,572

Total increase in net assets	45,618,931	7,223,055	1,198,323,307	1,006,018,204
Net Assets, beginning of period	7,223,055	–	1,409,641,381	403,623,177

Net Assets, end of period†	$52,841,986	$7,223,055	$2,607,964,688	$1,409,641,381

† Including undistributed (accumulated) net investment income (loss)	$(13,098)	$(5)	$(70,724)	$(14,740)

** Shares of Common Stock Issued (no par value)
Shares sold	2,350,000	300,000	26,350,000	23,250,000
Shares redeemed	(700,000)	–	(2,150,000)	(8,750,000)

Net increase (decrease)	1,650,000	300,000	24,200,000	14,500,000

* Commencement of operations

See Notes to Financial Statements

Vietnam ETF		Environmental Services ETF		Gaming ETF

For the Year Ended December 31, 2010	For the Period August 11, 2009* Ended December 31, 2009	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009

$3,602,203	$14,494	$299,625	$198,598	$2,856,511	$2,393,809
(9,724,289)	(3,310,009)	1,614,489	(5,070,159)	8,100,734	1,462,835
11,922,982	(7,486,279)	3,652,210	8,612,799	24,774,143	18,963,445

5,800,896	(10,781,794)	5,566,324	3,741,238	35,731,388	22,820,089

(3,197,700)	–	(300,000)	(206,800)	(3,252,000)	(2,287,773)
–	(111,600)	–	–	(88,000)	–
–	–	–	–	–	(123,327)

(3,197,700)	(111,600)	(300,000)	(206,800)	(3,340,000)	(2,411,100)

166,312,614	91,403,117	11,829,876	8,131,359	6,278,639	96,291,688
(4,760,098)	(1,371,195)	(11,775,298)	(10,746,657)	(20,543,067)	(8,397,398)

161,552,516	90,031,922	54,578	(2,615,298)	(14,264,428)	87,894,290

164,155,712	79,138,528	5,320,902	919,140	18,126,960	108,303,279
79,138,528	–	25,605,796	24,686,656	110,934,574	2,631,295

$243,294,240	$79,138,528	$30,926,698	$25,605,796	$129,061,534	$110,934,574

$30,199	$(88,150)	$(2,827)	$(2,452)	$(207,061)	$(19,109)

6,650,000	3,200,000	250,000	200,000	200,000	4,900,000
(200,000)	(50,000)	(250,000)	(300,000)	(800,000)	(350,000)

6,450,000	3,150,000	–	(100,000)	(600,000)	4,550,000

See Notes to Financial Statements

MARKET VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period:

	Africa Index ETF

	For the Year Ended December 31,		For the Period July 10, 2008(a) through December 31, 2008

	2010	2009

Net asset value, beginning of period	$28.15	$21.64	$40.25

Income from investment operations:
Net investment income	0.44	0.16	0.27
Net realized and unrealized gain (loss) on investments	6.47	6.58	(18.69)

Total from investment operations	6.91	6.74	(18.42)

Less:
Dividends from net investment income	(0.38)	(0.23)	(0.19)

Net asset value, end of period	$34.68	$28.15	$21.64

Total return (b)	24.57%	31.15%	(45.76	)%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$107,515	$36,591	$4,328
Ratio of gross expenses to average net assets	0.95%	1.43%	3.15	%(d)
Ratio of net expenses to average net assets	0.83%	0.84%	0.88	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	0.83%	0.83%	0.83	%(d)
Ratio of net investment income to average net assets	1.63%	0.93%	2.39	%(d)
Portfolio turnover rate	19%	30%	16	%(c)

	Brazil Small-Cap ETF

	For the Year Ended December 31, 2010	For the Period May 12, 2009(a) through December 31, 2009

Net asset value, beginning of period	$48.39	$24.74

Income from investment operations:
Net investment income	0.72	0.13
Net realized and unrealized gain on investments	11.65	23.97

Total from investment operations	12.37	24.10

Less:
Dividends from net investment income	(0.78)	(0.20)
Distributions from net realized gains	(2.79)	(0.25)

Total dividends and distributions	(3.57)	(0.45)

Net asset value, end of period	$57.19	$48.39

Total return (b)	25.57%	97.42	%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$1,078,117	$699,245
Ratio of gross expenses to average net assets	0.65%	0.71	%(d)
Ratio of net expenses to average net assets	0.65%	0.71	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	0.64%	0.71	%(d)
Ratio of net investment income to average net assets	1.67%	1.01	%(d)
Portfolio turnover rate	84%	72	%(c)

(a)	Commencement of operations
(b)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(c)	Not annualized
(d)	Annualized

See Notes to Financial Statements

MARKET VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period:

	China ETF

	For the Period October 13, 2010(a) through December 31, 2010

Net asset value, beginning of period	$40.75

Income from investment operations:
Net investment loss	(0.07)
Net realized and unrealized gain on investments	(0.77)

Total from investment operations	(0.84)

Less:
Dividends from net investment income	(1.08)
Return of capital	(0.02)

Total dividends	(1.10)

Net asset value, end of period	$38.81

Total return (b)	(2.00	)%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$19,404
Ratio of gross expenses to average net assets	1.11	%(d)
Ratio of net expenses to average net assets	0.72	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	0.72	%(d)
Ratio of net investment loss to average net assets	(0.70	)%(d)
Portfolio turnover rate	0	%(c)

	Egypt Index ETF

	For the Period February 16, 2010(a) through December 31, 2010

Net asset value, beginning of period	$20.57

Income from investment operations:
Net investment income	0.13
Net realized and unrealized loss on investments	(0.74)

Total from investment operations	(0.61)

Less:
Dividends from net investment income	(0.16)

Net asset value, end of period	$19.80

Total return (b)	(2.98	)%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$10,887
Ratio of gross expenses to average net assets	4.14	%(d)
Ratio of net expenses to average net assets	0.94	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	0.94	%(d)
Ratio of net investment income to average net assets	1.57	%(d)
Portfolio turnover rate	49	%(c)

(a)	Commencement of operations
(b)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(c)	Not annualized
(d)	Annualized

See Notes to Financial Statements

MARKET VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period:

	Gulf States Index ETF

	For the Year Ended December 31,		For the Period July 22, 2008(a) through December 31, 2008

	2010	2009

Net asset value, beginning of period	$19.04	$18.05	$40.06

Income from investment operations:
Net investment income (loss)	0.21	0.25	(0.10)
Net realized and unrealized gain (loss) on investments	4.28	0.92	(21.91)

Total from investment operations	4.49	1.17	(22.01)

Less:
Dividends from net investment income	(0.23)	(0.18)	—

Net asset value, end of period	$23.30	$19.04	$18.05

Total return (b)	23.57%	6.48%	(54.94	)%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$22,132	$7,615	$4,511
Ratio of gross expenses to average net assets	2.53%	4.64%	2.16	%(d)
Ratio of net expenses to average net assets	0.98%	0.99%	1.00	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	0.98%	0.98%	0.98	%(d)
Ratio of net investment income (loss) to average net assets	1.71%	1.48%	(0.94	)%(d)
Portfolio turnover rate	18%	43%	13	%(c)

	India Small-Cap Index ETF

	For the Period August 24, 2010(a) through December 31, 2010

Net asset value, beginning of period	$19.70

Income from investment operations:
Net investment loss	(0.01)
Net realized and unrealized gain on investments	0.56

Total from investment operations	0.55

Net asset value, end of period	$20.25

Total return (b)	2.79	%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$53,658
Ratio of gross expenses to average net assets	1.46	%(d)
Ratio of net expenses to average net assets	0.85	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	0.85	%(d)
Ratio of net investment loss to average net assets	(0.17	)%(d)
Portfolio turnover rate	29	%(c)

(a)	Commencement of operations
(b)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(c)	Not annualized
(d)	Annualized

See Notes to Financial Statements

MARKET VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period:

	Indonesia Index ETF

	For the Year Ended December 31, 2010	For the Period January 15, 2009(a) through December 31, 2009

Net asset value, beginning of period	$62.03	$24.89

Income from investment operations:
Net investment income	0.75	0.27
Net realized and unrealized gain on investments	24.64	37.05

Total from investment operations	25.39	37.32

Less:
Dividends from net investment income	(0.82)	(0.18)

Net asset value, end of period	$86.60	$62.03

Total return (b)	40.94%	149.94	%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$623,500	$201,600
Ratio of gross expenses to average net assets	0.60%	0.72	%(d)
Ratio of net expenses to average net assets	0.60%	0.71	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	0.60%	0.71	%(d)
Ratio of net investment income to average net assets	1.31%	1.31	%(d)
Portfolio turnover rate	31%	26	%(c)

	Latin America Small-Cap Index ETF

	For the Period April 6, 2010(a) through December 31, 2010

Net asset value, beginning of period	$24.91

Income from investment operations:
Net investment income	0.06
Net realized and unrealized gain on investments	7.70

Total from investment operations	7.76

Less:
Dividends from net investment income	(0.21)

Net asset value, end of period	$32.46

Total return (b)	31.17	%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$25,966
Ratio of gross expenses to average net assets	2.87	%(d)
Ratio of net expenses to average net assets	0.63	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	0.63	%(d)
Ratio of net investment income to average net assets	0.67	%(d)
Portfolio turnover rate	48	%(c)

(a)	Commencement of operations
(b)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(c)	Not annualized
(d)	Annualized

See Notes to Financial Statements

MARKET VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period:

	Poland ETF

	For the Year Ended December 31, 2010	For the Period November 24, 2009(a) through December 31, 2009

Net asset value, beginning of period	$24.08	$24.71

Income from investment operations:
Net investment income (loss)	0.23	(0.01)
Net realized and unrealized gain (loss) on investments	3.02	(0.62)

Total from investment operations	3.25	(0.63)

Less:
Dividends from net investment income	(0.23)	–

Net asset value, end of period	$27.10	$24.08

Total return (b)	13.49%	(2.55	)%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$52,842	$7,223
Ratio of gross expenses to average net assets	0.94%	7.31	%(d)
Ratio of net expenses to average net assets	0.67%	0.76	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	0.67%	0.76	%(d)
Ratio of net investment income (loss) to average net assets	1.39%	(0.45	)%(d)
Portfolio turnover rate	35%	9	%(c)

	Russia ETF

				For the Period April 24, 2007(a) through December 31, 2007

	For the Year Ended December 31,

	2010	2009	2008

Net asset value, beginning of period	$31.05	$13.06	$52.29	$39.22

Income from investment operations:
Net investment income	0.17	0.08	0.37	0.10
Net realized and unrealized gain (loss) on investments	6.43	17.99	(39.23)	13.08

Total from investment operations	6.60	18.07	(38.86)	13.18

Less:
Dividends from net investment income	(0.18)	(0.08)	(0.37)	(0.11)

Net asset value, end of period	$37.47	$31.05	$13.06	$52.29

Total return (b)	21.27%	138.36%	(74.31)%	33.61	%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$2,607,965	$1,409,641	$403,623	$800,069
Ratio of gross expenses to average net assets	0.71%	0.80%	0.62%	0.70	%(d)
Ratio of net expenses to average net assets	0.65%	0.70%	0.62%	0.69	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	0.65%	0.69%	0.62%	0.69	%(d)
Ratio of net investment income to average net assets	0.62%	0.45%	1.27%	0.86	%(d)
Portfolio turnover rate	16%	29%	23%	33	%(c)

(a)	Commencement of operations
(b)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(c)	Not annualized
(d)	Annualized

See Notes to Financial Statements

MARKET VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period:

	Vietnam ETF

	For the Year Ended December 31, 2010	For the Period August 11, 2009(a) through December 31, 2009

Net asset value, beginning of period	$25.12	$25.04

Income from investment operations:
Net investment income	0.40	–	(b)
Net realized and unrealized gain on investments	0.16	0.12

Total from investment operations	0.56	0.12

Less:
Dividends from net investment income	(0.34)	–
Distributions from net realized gains	–	(0.04)

Total dividends and distributions	(0.34)	(0.04)

Net asset value, end of period	$25.34	$25.12

Total return (c)	2.24%	0.46	%(d)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$243,294	$79,139
Ratio of gross expenses to average net assets	0.92%	0.96	%(e)
Ratio of net expenses to average net assets	0.84%	0.96	%(e)
Ratio of net expenses, excluding interest expense, to average net assets	0.84%	0.96	%(e)
Ratio of net investment income to average net assets	2.47%	0.07	%(e)
Portfolio turnover rate	45%	26	%(d)

	Environmental Services ETF

					For the Period October 10, 2006(a) through December 31, 2006

	For the Year Ended December 31,

	2010	2009	2008	2007

Net asset value, beginning of period	$42.68	$35.27	$51.87	$44.55	$39.93

Income from investment operations:
Net investment income	0.50	0.36	0.38	0.33	0.02
Net realized and unrealized gain (loss on investments	8.86	7.43	(16.61)	7.53	4.65

Total from investment operations	9.36	7.79	(16.23)	7.86	4.67

Less:
Dividends from net investment income	(0.50)	(0.38)	(0.37)	(0.54)	(0.05)

Net asset value, end of period	$51.54	$42.68	$35.27	$51.87	$44.55

Total return (c)	21.93%	22.07%	(31.30)%	17.64%	11.70	%(d)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$30,927	$25,606	$24,687	$36,312	$40,095
Ratio of gross expenses to average net assets	0.72%	0.86%	0.68%	0.86%	1.41	%(e)
Ratio of net expenses to average net assets	0.55%	0.56%	0.55%	0.55%	0.55	%(e)
Ratio of net expenses, excluding interest expense, to average net assets	0.55%	0.55%	0.55%	0.55%	0.55	%(e)
Ratio of net investment income to average net assets	1.12%	0.94%	0.73%	0.75%	0.24	%(e)
Portfolio turnover rate	6%	24%	32%	3%	3	%(d)

(a)	Commencement of operations
(b)	Amount represents less than $0.005 per share
(c)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(d)	Not annualized
(e)	Annualized

See Notes to Financial Statements

MARKET VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period:

	Gaming ETF

			For the Period January 22, 2008(a) through December 31, 2008
	For the Year Ended December 31,

	2010	2009

Net asset value, beginning of period	$23.60	$17.54	$39.39

Income from investment operations:
Net investment income	0.72	0.40	0.56
Net realized and unrealized gain (loss) on investments	7.99	6.17	(22.18)

Total from investment operations	8.71	6.57	(21.62)

Less:
Dividends from net investment income	(0.81)	(0.49)	(0.23)
Distributions from net realized gains	(0.02)	–	–
Return of capital	–	(0.02)	–

Total dividends and distributions	(0.83)	(0.51)	(0.23)

Net asset value, end of period	$31.48	$23.60	$17.54

Total return (b)	36.97%	37.47%	(54.89	)%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$129,062	$110,935	$2,631
Ratio of gross expenses to average net assets	0.65%	0.71%	3.89	%(d)
Ratio of net expenses to average net assets	0.65%	0.66%	0.70	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	0.65%	0.65%	0.65	%(d)
Ratio of net investment income to average net assets	2.53%	3.08%	2.81	%(d)
Portfolio turnover rate	11%	33%	19	%(c)

(a)	Commencement of operations
(b)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(c)	Not annualized
(d)	Annualized

See Notes to Financial Statements

MARKET VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

Note 1—Fund Organization—Market Vectors ETF Trust (the “Trust”), is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was incorporated in Delaware as a statutory trust on March 15, 2001. The Trust operates as a series fund, and as of December 31, 2010, offers twenty nine investment portfolios.

These financial statements relate only to the following investment portfolios: Africa Index ETF, Brazil Small-Cap ETF, China ETF, Egypt Index ETF, Gulf States Index ETF, India Small-Cap Index ETF, Indonesia Index ETF, Latin America Small-Cap Index ETF, Poland ETF, Russia ETF, Vietnam ETF, Environmental Services ETF and Gaming ETF (each a “Fund” and, together, the “Funds”). The India Small-Cap Index ETF Fund makes its investments through the India Small-Cap Mauritius Fund (the “Subsidiary”), a wholly owned subsidiary organized in the Republic of Mauritius. Each Fund was created to provide investors with the opportunity to purchase a security representing a proportionate undivided interest in a portfolio of securities consisting of substantially all of the common stocks in substantially the same weighting, in an index sponsored by the NYSE Euronext, Deutsche Börse AG, Dow Jones Indexes, Stowe Global Indexes LLC, China Securities Index Co. Ltd and 4asset-management GmbH.

The Funds’ commencement of operations dates and their respective Indices are presented below:

Fund	Commencement of Operations	Index

Africa Index ETF	July 10, 2008	Dow Jones Africa Titans 50 IndexSM
Brazil Small-Cap ETF	May 12, 2009	Market Vectors Brazil Small-Cap Index
China ETF	October 13, 2010	CSI 300 Index
Egypt Index ETF	February 16, 2010	Market Vectors Egypt Index
Gulf States Index ETF	July 22, 2008	Dow Jones GCC Titans 40 IndexSM
India Small-Cap Index ETF	August 24, 2010	Market Vectors India Small-Cap Index
Indonesia Index ETF	January 15, 2009	Market Vectors Indonesia Index
Latin America Small-Cap Index ETF	April 6, 2010	Market Vectors Latin America Small-Cap Index
Poland ETF	November 24, 2009	Market Vectors Poland Index
Russia ETF	April 24, 2007	DAXglobal® Russia+ Index
Vietnam ETF	August 11, 2009	Market Vectors Vietnam Index
Environmental Services ETF	October 10, 2006	NYSE Arca Environmental Services Index
Gaming ETF	January 22, 2008	S-Network Global Gaming Index®

Note 2—Significant Accounting Policies–The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Funds.

A.

Security Valuation–Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales price as reported at the close of each business day. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ official closing price. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. To the extent these securities are actively traded they are categorized as level 1 in the fair value hierarchy (as described below). Certain foreign securities, whose values may be affected by market direction or events occurring before the Funds’ pricing time (4:00 p.m. Eastern Time) but after the last close of the securities’ primary market, are fair valued using a pricing service and are categorized as level 2 in the fair value hierarchy. The pricing service, using methods approved by the Board of Trustees, considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant ADR’s and futures contracts. The Funds may also fair value securities in other situations, such as, when a particular foreign market is closed but the Fund is open. Short-term obligations purchased with more than sixty days remaining to maturity are valued at market value. Short-term obligations purchased with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates fair value. Money market fund

MARKET VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS
(continued)

investments are valued at net asset value. Forward foreign currency contracts are valued at the spot currency rate plus an amount (“points”), which reflects the differences in interest rates between the U.S. and foreign markets. Securities for which quotations are not available are stated at fair value as determined by a Pricing Committee of Van Eck Associates Corporation (the “Adviser”) appointed by the Board of Trustees. Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and other security specific information are used to determine the fair value for these securities. Depending on the relative significance of valuation inputs, these securities may be classified either as level 2 or level 3 in the fair value hierarchy. The price which the Funds may realize upon sale of an investment may differ materially from the value presented on the Schedules of Investments.

The Funds utilize various methods to measure the fair value of most of its investments on a recurring basis which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels of the fair value hierarchy are described below:

Level 1 - Quoted prices in active markets for identical securities.

Level 2 - Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 - Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

B.

Basis for Consolidation–The India Small-Cap Mauritius Fund (the “Subsidiary”), an Indian exempted company, was incorporated on February 25, 2010 and is currently a wholly-owned subsidiary and acts as an investment vehicle for the India Small-Cap Index ETF (the “SCIF”) in order to effect certain investments on behalf of the SCIF. The SCIF is the sole shareholder of the Subsidiary, and it is intended that the SCIF will remain the sole shareholder and will continue to control the Subsidiary. The consolidated Financial Statements of the SCIF include the financial results of its wholly owned subsidiary. All material intercompany accounts and transactions have been eliminated.

C.

Federal Income Taxes–It is each Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

D.

Dividends and Distributions to Shareholders–Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with U.S. income tax regulations, which may differ from such amounts determined in accordance with GAAP.

E.

Currency Translation–Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gains and losses from foreign currency transactions.

F.

Restricted Securities–The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

G.

Use of Derivative Instruments–The Funds may make investments in derivative instruments, including, but not limited to, options, futures, swaps and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over the counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivatives also involves the risk of loss if the Adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument. Details of this disclosure are found below:

At December 31, 2010, China ETF had the following derivatives (not designated as hedging instruments under GAAP):

	Asset derivatives Counterparty risk	Liability derivatives Counterparty risk

Swap contracts, at value[1]	$ 33,619	$ –

[1]	Statement of Assets and Liabilities location: Swap contracts, at value

          For China ETF, the impact of transactions in derivative instruments, during the year ended December 31, 2010, was as follows:

Counterparty risk

Realized gain (loss):
Swap contracts[2]	$(4,679,956)
Change in appreciation (depreciation):
Swap contracts[3]	33,619

[2]	Statement of Operations location: Net realized gain (loss) on swap contracts
[3]	Statement of Operations location: Change in unrealized appreciation (depreciation)

Forward Foreign Currency Contracts–The Funds are subject to foreign currency risk in the normal course of pursuing its investment objectives. The Funds may buy and sell forward foreign currency contracts to settle purchases and sales of foreign denominated securities or to hedge foreign denominated assets. Realized gains and losses from forward currency contracts are included in realized gain (loss) on forward currency contracts and foreign currency transactions. The Funds may incur additional risk from investments in forward foreign currency contracts if the counterparty in unable to fulfill its obligation or there are unanticipated movement of the foreign currency relative to the U.S. dollar. The Funds had no outstanding forward foreign currency contracts during the year ended December 31, 2010.

Swap Agreements–The Funds may enter into swap transactions for hedging purposes or to seek to increase total return. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net payment to be received by the Funds and/or the termination value at the end of the contract. Therefore, the Funds consider the creditworthiness of each counterparty to a contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index. Entering into these agreements involves, to varying degrees, market risk, liquidity risk and elements of credit, legal and documentation risk in excess of amounts recognized in the Statements of Assets and Liabilities. The Funds may pay or receive cash as collateral on these contracts which may be recorded as an asset and/or liability. The Funds must set aside liquid assets, or engage in other appropriate measures, to cover their obligations under these contracts. Swaps are marked to market daily using either pricing vendor quotations, counterparty prices or model prices and the change in value, if any, is recorded as an unrealized gain or loss. Upfront payments made and/or received by the Funds are recorded as an asset and/or liability and realized gains or losses are recognized over the contract’s term/event. Periodic payments received or made on swap contracts are recorded as realized gains or losses. Gains or losses are realized upon termination of a swap contract and are recorded on the Statements of Operations. The Funds, other than the China ETF, had no outstanding swaps contracts during the year ended December 31, 2010. The China ETF invests in the following type of swap:

A total return swap is an agreement that gives a Fund the right to receive the appreciation in the value of a specified security index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset declines in value over the term of the swap, the Fund may also be required to pay the dollar value of that decline to the counterparty. Outstanding total return swaps for the China ETF Fund at December 31, 2010 are reflected in the Schedule of Investments.

MARKET VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS
(continued)

H.

Other–Security transactions are accounted for on trade date. Transactions in certain securities may take longer than the customary settlement cycle to be completed. The counterparty is required to collateralize such trades with cash in excess of the market value of the transaction, which is held at the custodian and marked to market daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Realized gains and losses are calculated on the identified cost basis. Interest income, including amortization of premiums and discounts, is accrued as earned.

In the normal course of business, the Funds enter into contracts that contain a variety of general indemnifications. The Funds’ maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.

Note 3–Investment Management and Other Agreements–The Adviser is the investment adviser to the Funds. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of 0.50% of each Fund’s average daily net assets. The Adviser has agreed, at least until May 1, 2011 (May 1, 2012 for China ETF and India Small-Cap Index ETF) to voluntarily waive or limit its fees and to assume as its own expense certain expenses otherwise payable by the Funds so that each Fund’s total annual operating expenses does not exceed the expense caps, excluding interest expense, listed in the table below.

The expense caps and the amounts waived/assumed by the Adviser for the year ended December 31, 2010, are as follows:

Fund	Expense Cap		Waiver of Management Fees	Expenses Assumed by the Adviser

Africa Index ETF	0.83%		$73,866	$–
Brazil Small-Cap ETF	0.65	*	–	–
China ETF	0.72		19,744	–
Egypt Index ETF	0.94		20,296	110,514
Gulf States Index ETF	0.98		57,595	122,235
India Small-Cap Index ETF	0.85		57,777	11,848
Indonesia Index ETF	0.68	*	–	–
Latin America Small-Cap Index ETF	0.63		36,328	127,485
Poland ETF	0.65	*	86,228	–
Russia ETF	0.62	*	1,060,310	–
Vietnam ETF	0.76	*	108,555	–
Environmental Services ETF	0.55		47,590	–
Gaming ETF	0.65		–	–

*	The Fund expense caps prior to May 1, 2010 were: Brazil Small-Cap ETF 0.73%, Indonesia Index ETF 0.71%, Poland ETF 0.76%, Russia ETF 0.69%, and Vietnam ETF 0.99%.

In addition, Van Eck Securities Corporation, an affiliate of the Adviser, acts as the Funds’ Distributor. Certain officers and a Trustee of the Trust are officers, directors or stockholders of the Adviser and Distributor.

Note 4–Investments–For the year ended December 31, 2010, the cost of purchases and proceeds from sales of investments other than U.S. government obligations and short-term obligations (excluding capital share transactions described in Note 6) were as follows:

Fund	Cost of Investments Purchased	Proceeds from Investments Sold

Africa Index ETF	$42,939,354	$11,819,845
Brazil Small-Cap ETF	855,586,101	675,868,892
China ETF	–	–
Egypt Index ETF	12,041,913	2,414,685
Gulf States Index ETF	14,121,539	2,139,127
India Small-Cap Index ETF	67,290,515	9,326,669
Indonesia Index ETF	134,544,216	134,988,032
Latin America Small-Cap Index ETF	18,602,404	5,468,135
Poland ETF	10,836,305	10,884,200
Russia ETF	432,863,305	304,717,383
Vietnam ETF	192,541,487	64,832,768
Environmental Services ETF	3,822,228	1,556,165
Gaming ETF	12,782,654	16,494,831

Note 5—Income Taxes–As of December 31, 2010, for Federal income tax purposes, the identified cost of investments owned, net unrealized appreciation (depreciation), gross unrealized appreciation, and gross unrealized depreciation of investments were as follows:

Fund	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Africa Index ETF	$93,384,571	$17,694,377	$(3,738,093)	$13,956,284
Brazil Small-Cap ETF	841,685,991	263,741,181	(29,654,671)	234,086,510
China ETF	–	33,619	–	33,619
Egypt Index ETF	11,030,743	550,039	(465,467)	84,572
Gulf States Index ETF	23,459,125	2,258,492	(3,453,888)	(1,195,396)
India Small-Cap Index ETF	57,258,928	1,706,885	(5,398,054)	(3,691,169)
Indonesia Index ETF	525,618,919	101,146,003	(3,754,219)	97,391,784
Latin America Small-Cap Index ETF	23,427,989	3,134,963	(617,896)	2,517,067
Poland ETF	49,907,939	4,177,137	(1,144,097)	3,033,040
Russia ETF	2,345,571,675	514,177,250	(160,352,624)	353,824,626
Vietnam ETF	246,380,956	23,357,776	(29,647,969)	(6,290,193)
Environmental Services ETF	32,358,175	3,264,944	(3,158,080)	106,864
Gaming ETF	97,978,745	47,808,254	(7,096,031)	40,712,223

At December 31, 2010, the components of accumulated earnings (deficit) on a tax basis, for each Fund, were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital Losses	Post- October Losses	Other Temporary Difference	Unrealized Appreciation (Depreciation)	Total

Africa Index ETF	$107,953	$–	$(2,210,429)	$–	$(1,440)	$13,956,284	$11,852,368
Brazil Small-Cap ETF	5,056,604	14,474,186	–	–	(17,873)	234,396,568	253,909,485
Egypt Index ETF	2,764	–	(128,400)	–	(46)	84,494	(41,188)
Gulf States Index ETF	–	–	(2,075,386)	(28,884)	(427)	(1,195,396)	(3,300,093)
India Small-Cap Index ETF	33,229	–	–	(1,104,607)	(31)	(3,691,078)	(4,762,487)
Indonesia Index ETF	–	–	(2,845,870)	(2,577,866)	(8,151)	97,394,975	91,963,088
Latin America Small-Cap Index ETF	518,613	–	–	–	(60)	2,518,717	3,037,270
Poland ETF	–	–	(171,326)	(88,962)	(418)	3,034,433	2,773,727
Russia ETF	–	–	(491,918,669)	(5,726,129)	(70,724)	353,824,625	(143,890,897)
Vietnam ETF	894,086	–	(1,860,199)	(1,082,888)	(2,857)	(6,391,656)	(8,443,514)
Environmental Services ETF	506	–	(9,035,213)	–	(3,333)	106,864	(8,931,176)
Gaming ETF	–	105,356	–	–	(3,881)	40,717,242	40,818,717

The tax character of dividends paid to shareholders during the years ended December 31, 2010 and December 31, 2009 are as follows:

		2010 Dividends		2009 Dividends

Fund	Ordinary Income	Long-Term Capital Gains	Return of Capital	Ordinary Income	Return of Capital

Africa Index ETF	$1,190,400	$–	$–	$297,700	$–
Brazil Small-Cap ETF*	45,046,200	23,951,300	–	6,426,750	–
China ETF	540,031	–	9,969	–	–
Egypt Index ETF	78,500	–	–	–	–
Gulf States Index ETF	216,600	–	–	72,000	–
Indonesia Index ETF*	6,097,600	–	–	585,000	–
Latin America Small-Cap Index ETF	170,400	–	–	–	–
Poland ETF	442,650	–	–	–	–
Russia ETF	12,291,200	–	–	3,586,600	–
Vietnam ETF	3,197,700	–	–	111,600	–
Environmental Services ETF	300,000	–	–	206,800	–
Gaming ETF	3,059,039	280,961	–	2,287,773	123,327
*Includes short-term capital gains

MARKET VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS
(continued)

Net capital losses, currency losses and Passive Foreign Investment Company losses incurred after October 31, 2010 and within the taxable year, are deemed to arise on the first day of the Fund’s next taxable year. For the year ended December 31, 2010, the Fund’s’ intend to defer to January 1, 2011 for federal tax purposes post-October losses as follows:

Fund	Currency Losses	Capital Losses	PFIC Losses

Gulf States Index ETF	$17,731	$3,123	$8,030
India Small-Cap Index ETF	–	1,104,607	–
Indonesia Index ETF	42,016	2,535,850	–
Poland ETF	12,682	76,280	–
Russia ETF	–	5,726,129	–
Vietnam ETF	–	1,082,888	–

At December 31, 2010, the Funds had capital loss carryforwards available to offset future capital gains, as follows:

Fund	Amount Expiring in the Year Ended December 31, 2018	Amount Expiring in the Year Ended December 31, 2017	Amount Expiring in the Year Ended December 31, 2016	Amount Expiring in the Year Ended December 31, 2015

Africa Index ETF	$1,095,985	$951,177	$163,267	$–
Egypt Index ETF	128,400	–	–	–
Gulf States Index ETF	835,393	1,233,252	6,741	–
Indonesia Index ETF	2,845,870	–	–	–
Poland ETF	171,326	–	–	–
Russia ETF	121,306,708	349,754,000	19,808,213	1,049,748
Vietnam ETF	1,860,199	–	–	–
Environmental Services ETF	479,375	6,445,705	2,110,133	–

During the year ended December 31, 2010, as a result of permanent book to tax differences, primarily due to investments in Passive Foreign Investment Companies, foreign currency gains and losses, net operating losses, and tax treatment of in-kind redemptions, the Funds’ incurred differences that affected undistributed net investment income (loss), accumulated net realized gain (loss) on investments and aggregate paid in capital by the amounts in the table below. Net assets were not affected by these reclassifications.

Fund	Decrease (Increase) in Accumulated Net Investment Loss	Decrease (Increase) in Accumulated Net Realized Loss	Increase (Decrease) in Aggregate Paid in Capital

Africa Index ETF	$(97,373)	$(313,423)	$410,796
Brazil Small-Cap ETF	410,538	(4,343,408)	3,932,870
China ETF	541,956	4,679,956	(5,221,912)
Egypt Index ETF	(8,458)	8,458	–
Gulf States Index ETF	(30,280)	30,280	–
India Small-Cap Index ETF	(49,347)	49,347	–
Indonesia Index ETF	(56,966)	(57,906,628)	57,963,594
Latin America Small-Cap Index ETF	48,156	(48,156)	–
Poland ETF	(18,442)	(2,701,626)	2,720,068
Russia ETF	667,272	(18,932,395)	18,265,123
Vietnam ETF	(286,154)	150,025	136,129
Environmental Services ETF	–	(2,031,100)	2,031,100
Gaming ETF	207,537	(7,247,862)	7,040,325

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (tax years ended December 31, 2007-2009), or expected to be taken in the Funds’ current tax year. Therefore, no provision for income tax is required in the Funds’ financial statements.

Note 6—Capital Share Transactions–As of December 31, 2010, there were an unlimited number of capital shares of beneficial interest authorized by the Trust with no par value. Shares are issued and redeemed by the Funds only in Creation Units, consisting of 50,000 shares, except for China ETF which has Creation Units consisting of 100,000 shares, or multiples thereof. The consideration for the purchase or redemption of Creation Units of the Funds generally consists of the in-kind contribution or distribution of securities constituting the Funds’ underlying index plus a small amount of cash. For the year ended December 31, 2010 the Trust had in-kind contributions and in-kind redemptions as follows:

Fund	In-Kind Contributions	In-Kind Redemptions

Africa Index ETF	$27,849,825	$1,222,259
Brazil Small-Cap ETF	33,949,641	12,452,543
Egypt Index ETF	1,269,856	–
Gulf States Index ETF	287,107	–
India Small-Cap Index ETF	298,082	–
Indonesia Index ETF	456,016,964	163,994,936
Latin America Small-Cap Index ETF	9,640,484	–
Poland ETF	58,191,441	18,127,442
Russia ETF	768,420,380	54,693,512
Vietnam ETF	32,838,677	954,922
Environmental Services ETF	4,380,252	6,573,617
Gaming ETF	5,160,882	16,540,481

Note 7–Concentration of Risk–The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index, as indicated in the name of each Fund. The Adviser uses a “passive” or index approach to achieve each Fund’s investment objective. Each of the Funds is classified as a non-diversified fund under the 1940 Act. Non-diversified funds generally hold securities of fewer companies than diversified funds and may be more susceptible to the risks associated with these particular companies, or to a single economic, political or regulatory occurrence affecting these companies. The Funds may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, less reliable information about issuers, different securities transaction clearance and settlement practices, and future adverse political and economic developments. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers.

The Funds may invest in swap agreements. The use of swap agreements entails certain risks, which may be different from, and possibly greater than, the risks associated with investing directly in the underlying asset for the swap agreement. These risks include limited availability of swaps, counterparty risk and liquidity risk. Investments in swaps linked to the performance of A-shares are subject to general risks associated with A-shares and the Qualified Foreign Institutional Investor system. India Small-Cap Index ETF invests in securities of Indian issuers. Investment in securities of Indian issuers involves special considerations not typically associated with investments in securities of issuers in more developed countries. Such heightened risks include, among others, greater government control over the economy, including the risk that the Indian government may decide not to continue to support economic reform programs, political and legal uncertainty, currency fluctuations or blockage of foreign currency exchanges and the risk of nationalization or expropriation of assets. At December 31, 2010, the China ETF total return swaps are concentrated with one counterparty. The failure of the counterparty to perform under its obligations under the terms of the swap or its inability to enter into swaps with the Fund could have a material effect on the Fund.

Note 8—Trustee Deferred Compensation Plan–The Trust has a Deferred Compensation Plan for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of the Funds as directed by the Trustees.

The expense for the deferred compensation plan is included in “Trustees’ fees and expenses” in the Statements of Operations. The liability for the deferred compensation plan is shown as “Deferred Trustee fees” in the Statements of Assets and Liabilities.

Note 9—Securities Lending–To generate additional income, each of the Funds may lend its securities pursuant to a securities lending agreement with The Bank of New York, the securities lending agent and also the Fund’s custodian. The Funds may lend up to 33% of its investments requiring that the loan be continuously collateralized by cash, U.S. government or U.S. government agency securities, shares of an investment trust or mutual fund, or any combination of cash and such securities at all times to at least 102% (105% for foreign securities) of the market value plus accrued interest on the securities loaned. During the term of the loan, the Funds will continue to receive any dividends or amounts equivalent thereto, on the securities loaned while receiving a fee from the borrower or earning interest on the investment of the cash collateral. Securities lending income is disclosed as such in the Statements of Operations. The collateral for securities loaned is recognized in the Schedule of Investments and the Statements of Assets and Liabilities. The cash collateral is maintained

MARKET VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS
(continued)

on the Fund’s behalf by the lending agent and is invested in the BNY Mellon Overnight Government Fund and the Bank of New York Institutional Cash Reserve (“BNY Fund”). Loans are subject to termination at the option of the borrower or the Funds. Upon termination of the loan, the borrower will return to the lender securities identical to the securities loaned. The Funds may pay reasonable finders’, administrative and custodial fees in connection with a loan of its securities and may share the interest earned on the collateral with the securities lending agent. The Funds bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The loans outstanding and the collateral received at the end of the period were as follows:

Fund	Value of Securities Loaned	Value of Collateral

Brazil Small-Cap ETF	$1,778,650	$1,888,000
Environmental Services ETF	1,436,117	1,407,021
Gaming ETF	9,621,038	10,017,163
Russia ETF	85,390,339	89,179,795

At December 31, 2010, BNY Fund’s NAV was below $1.00 per share, which affected the NAV of the Funds with securities loans outstanding. In 2008, two holdings of the BNY Funds, which were issued by Lehman Brothers, Inc. (“Lehman”), filed for protection under Chapter 11 of the United States Bankruptcy Code. These Lehman holdings are currently held by the BNY Fund in a separate Series B class. The Funds have been valuing their allocated share of the Lehman securities at actual market value, resulting in an unrealized loss until they are adjudicated in U.S. Bankruptcy Court. The market value of the Funds’ investment in the BNY Fund, Series B, as of December 31, 2010 is reflected in the Funds’ Schedules of Investments. If it were necessary to liquidate assets in the BNY Fund to meet returns on outstanding securities loans at a time when the BNY Fund’s price per share was less than $1.00, the Funds may not receive an amount from the BNY Fund that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Funds would be required to make up for this shortfall. The BNY Fund is not a money market fund that operates in accordance with Rule 2a-7 under the 1940 Act and there is no assurance that it will maintain a $1.00 share price. The Funds affected are as follows:

Fund	Cost of Lehman Securities	Value of Lehman Securities

Environmental Services ETF	$87,523	$20,021
Gaming ETF	715	163
Russia ETF	755,388	172,795

Note 10—BNY Mellon Capital Support Agreement–On December 15, 2009, the Funds entered into a Capital Support Agreement (the “Agreement”) with BNY Mellon to provide capital support to those Funds that have investments in Series B shares of the BNY Fund representing the segregated investments in two securities issued by Lehman Brothers Inc. (“Lehman”). BNY Mellon has agreed to provide capital support to mitigate the Funds’ loss in BNY Fund resulting from the Lehman bankruptcy on September 16, 2008. Under the terms of the Agreement, BNY Mellon will provide a guaranteed recovery on Series B shares of BNY Fund representing 80% of the par value of the Lehman securities, provided that certain conditions are met by the Funds affected including continued participation by the Funds in the BNY Mellon securities lending program, retention of disposition discretion of the Lehman securities with BNY Mellon and a three year vesting period which commenced on September 15, 2008. Should BNY Mellon not sell the Lehman securities prior to the end of the three year vesting period, the affected Funds will have the option to sell the Lehman securities to BNY Mellon at the guaranteed recovery rate. The fair value of the Capital Support Agreement with BNY Mellon, as of December 31, 2010 is reflected in the Fund’s Schedule of Investments.

Note 11—Bank Line of Credit–The Funds, except for China ETF and Poland ETF, may participate in a $20 million committed credit facility (“Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Funds at the request of the shareholders and other temporary or emergency purposes. The Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the Funds at rates based on prevailing market rates in effect at the time of borrowings. During the year ended December 31, 2010, Brazil Small-Cap ETF, Russia ETF, and Vietnam ETF borrowed under this facility. The average daily loan balance for Brazil Small-Cap ETF during the 271 day period of which a loan was outstanding amounted to $5,402,137 and the weighted average interest rate was 1.94%. The average daily loan balance for Russia ETF during the 176 day period for which a loan was outstanding amounted to $1,928,983 and the weighted average interest rate was 1.94%. The average daily loan balance for Vietnam ETF during the 83 day period for which a loan was outstanding amounted to $1,811,470 and the weighted average interest rate was 1.94%. As of December 31, 2010, Brazil Small-Cap ETF and Vietnam ETF had an outstanding loan balance of $4,000,000 and $2,000,000, respectively.

Note 12—Custodian Fees–The Funds have entered into an expense offset agreement with the custodian wherein they receive a credit toward the reduction of custodian fees whenever there are uninvested cash balances. The Funds could have invested their cash balances elsewhere if they had not agreed to a reduction in fees under the expense offset agreement with the custodian. For the year ended December 31, 2010, there were no offsets of custodial fees.

Note 13—Subsequent Event Review–The Funds have evaluated subsequent events and transactions for potential recognition or disclosure through the date the financial statements were issued. On January 19, 2011, the Adviser announced the Board of Trustees approved a 3 for 1 stock split of the Indonesia Index ETF. This split took place for shareholders of record as of the close of business on January 28, 2011 and was payable on January 31, 2011. Fund shares began trading on the split adjusted NAV on February 1, 2011. On January 26, 2011, the Adviser has agreed, at least until May 1, 2012 to voluntarily waive or limit its fees and to assume as its own expenses certain expenses otherwise payable to the Funds so that the total annual operating expenses for the Indonesia Index ETF and the Poland ETF do not exceed 0.60%, excluding interest expense.

Due to events in Egypt, the Egyptian Exchange has been closed since January 27, 2011 and it is uncertain when it will reopen. During this time, certain Egyptian securities held by Africa Index ETF and Egypt Index ETF are being fair valued by the Adviser’s Pricing Committee, in accordance with the Funds’ valuation policy, as market quotations have not been available. Also as a result, the Fund has suspended creation orders on the Egypt Index ETF. It is the Funds’ normal policy to suspend creation orders when the underlying market is closed for an extended period of time. The extended disruption in Egypt has resulted in significant declines in the Africa Index ETF and the Egypt Index ETF net asset values subsequent to December 31, 2010.

Tax Information (unaudited)

The Funds listed below intend to pass through foreign tax credits in the maximum amounts as shown. The gross foreign source income earned during the fiscal year 2010 by the Funds was as shown below.

Fund	Foreign Tax Credits	Gross Foreign Source Income

Africa Index ETF	$100,811	$1,623,863
Gulf States Index ETF	29,396	330,754
Indonesia Index ETF	1,515,923	10,097,291
Poland ETF	116,309	774,106
Russia ETF	$5,646,742	30,491,895
Gaming ETF	144,513	2,819,079

Corporate Dividends Received Deduction

The Funds listed below had the following percentage of ordinary income dividends paid qualify for the Corporate Dividends Received Deduction 2010.

Environmental Services ETF	100.00%
Gaming ETF	25.20%

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of Market Vectors ETF Trust:

We have audited the accompanying statements of assets and liabilities of Africa Index ETF, Brazil Small-Cap ETF, China ETF, Egypt Index ETF, Gulf States Index ETF, India Small-Cap Index ETF, Indonesia Index ETF, Latin America Small-Cap Index ETF, Poland ETF, Russia ETF, Vietnam ETF, Environmental Services ETF and Gaming ETF (the Funds comprising part of Market Vectors ETF Trust)(the “Funds”), including the schedules of investments, as of December 31, 2010, and the related statements of operations, the statements of changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds at December 31, 2010, the results of their operations, the changes in their net assets and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 28, 2011

BOARD OF TRUSTEES AND OFFICERS
December 31, 2010 (unaudited)

Name, Address[1] and Age	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex[3] Overseen	Other Directorships Held by Trustee

Independent Trustees:

David H. Chow, 53*†	Chairman Trustee	Since 2008 Since 2006	Founder and CEO, DanCourt Management LLC (strategy consulting firm), March 1999 to present.	38	Director, Audit Committee Chairman and Compensation Committee member, Forward Management, LLC; Trustee, Berea College of Kentucky and Vice- Chairman of the Investment Committee.

R. Alastair Short, 57*†	Trustee	Since 2006	President, Apex Capital Corporation (personal investment vehicle), January 1988 to present; Vice Chairman, W.P. Stewart & Co., Inc. (asset management firm), September 2007 to September 2008; and Managing Director, The GlenRock Group, LLC (private equity investment firm), May 2004 to September 2007.	45	Chairman and Independent Director, EULAV Asset Management, January 2011 to present; Independent Director, Tremont offshore funds; Director, Kenyon Review; Director, The Medici Archive Project.

Richard D. Stamberger, 51*†	Trustee	Since 2006	Director, President and CEO, SmartBrief, Inc. (media company).	45	None.

Interested Trustee

Jan F. van Eck, 47[4]	Trustee, President and Chief Executive Officer	Trustee (Since 2006); President and Chief Executive Officer (Since 2009)	Director, President and Owner of the Adviser, Van Eck Associates Corporation; Director and President, Van Eck Securities Corporation (“VESC”); Director and President, Van Eck Absolute Return Advisers Corp. (“VEARA”).	38	None.

1	The address for each Trustee and Officer is 335 Madison Avenue, 19th Floor, New York, New York 10017.
2	Each Trustee serves until resignation, death, retirement or removal. Officers are elected yearly by the Trustees.
3	The Fund Complex consists of the Van Eck Funds, Van Eck VIP Trust and the Market Vectors ETF Trust.
4	“Interested person” of the Trust within the meaning of the 1940 Act. Mr. van Eck is an officer of the Adviser.
*	Member of the Audit Committee.
†	Member of the Nominating and Corporate Governance Committee.

BOARD OF TRUSTEES AND OFFICERS
(continued)

Officer’s Name, Address[1] and Age	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served[2]	Principal Occupation(s) During Past Five Years

Russell G. Brennan, 46	Assistant Vice President and Assistant Treasurer	Since 2008

Assistant Vice President of the Adviser (Since 2008); Manager (Portfolio Administration) of the Adviser (September 2005-October 2008); Vice President, Robeco Investment Management (July1990-September 2005); Officer of other investment companies advised by the Adviser.

Charles T. Cameron, 50	Vice President	Since 2006	Director of Trading (Since 1995) and Portfolio Manager (Since 1997) for the Adviser; Officer of other investment companies advised by the Adviser.

John J. Crimmins, 53	Vice President and Treasurer	Since 2009

Vice President of Portfolio Administration of the Adviser (Since 2009); Vice President of VESC and VEARA (Since 2009); Chief Financial, Operating and Compliance Officer, Kern Capital Management LLC (September 1997- February 2009); Officer of other investment companies advised by the

Adviser.

Susan C. Lashley, 56	Vice President	Since 2006	Vice President of the Adviser and VESC; Officer of other investment companies advised by the Adviser.

Thomas K. Lynch, 54	Chief Compliance Officer	Since 2007

Chief Compliance Officer of the Adviser and VEARA (Since December 2006) and of VESC (Since August 2008); Vice President of the Adviser, VEARA and VESC; Treasurer (April 2005–December 2006); Second Vice President of Investment Reporting, TIAA-CREF (January 1996-April 2005); Officer of other investment companies advised by the Adviser.

Laura I. Martínez, 30	Assistant Vice President and Assistant Secretary	Since 2008

Assistant Vice President, Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (Since 2008); Associate, Davis Polk & Wardwell (October 2005-June 2008); Stanford Law School (September 2002-June 2005); Officer of other investment companies advised by the Adviser.

Joseph J. McBrien, 62	Senior Vice President, Secretary and Chief Legal Officer	Since 2006

Senior Vice President, General Counsel and Secretary of the Adviser, VESC and VEARA (Since December 2005); Director of VESC and VEARA (since October 2010); Managing Director, Chatsworth Securities LLC (March 2001- November 2005); Officer of other investment companies advised by the Adviser.

Jonathan R. Simon, 36	Vice President and Assistant Secretary	Since 2006

Vice President, Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (Since 2006); Associate, Schulte Roth & Zabel (July 2004-July 2006); Associate, Carter Ledyard & Milburn LLP (September 2001-July 2004); Officer of other investment companies advised by the Adviser.

Bruce J. Smith, 55	Senior Vice President and Chief Financial Officer	Since 2006

Senior Vice President, Chief Financial Officer, Treasurer and Controller of the Adviser, VESC and VEARA (Since 1997); Director of Adviser, VESC and VEARA (since October 2010); Officer of other investment companies advised by the Adviser.

1	The address for each Officer is 335 Madison Avenue, 19th Floor, New York, New York 10017.
2	Officers are elected yearly by the Trustees.

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by a Market Vectors ETF Trust (the “Trust”) Prospectus and Summary Prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of the Funds carefully before investing. The prospectus and summary prospectus contains this and other information about the investment company. Please read the prospectus and summary prospectus carefully before investing.

Additional information about the Trust’s Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Additional Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 1.888.MKT.VCTR, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1.202.942.8090. The Funds’ complete schedules of portfolio holdings are also available by calling 1.888.MKT.VCTR or by visiting vaneck.com.

Investment Adviser: Van Eck Associates Corporation

Distributor: Van Eck Securities Corporation 335 Madison Avenue New York, NY 10017 vaneck.com
Account Assistance: 1.888.MKT.VCTR

Item 2. CODE OF ETHICS.

(a)  The Registrant has adopted a code of ethics (the "Code of Ethics") that applies to the principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)  Not applicable.

(c)  The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d)  The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e)  Not applicable.

(f)  The Registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT.

     The Registrant's Board of Trustees has determined that David Chow, R.
     Alastair Short and Richard Stamberger, members of the Audit and Governance
     Committees, are "audit committee financial experts" and "independent" as such terms are defined in the instructions to Form N-CSR Item 3(a)(2).

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)  Audit Fees

     Ernst & Young, as principal accountant for the Market Vectors ETF Trust, billed audit fees of $556,250 for 2010 and $525,200 for 2009.

(b)  Audit-Related Fees

     Ernst & Young billed audit-related fees of $2,500 for 2010 and $8,792 for
     2009.

(c)  Tax Fees

     Ernst & Young billed tax fees of $280,509 for 2010 and $110,185 for 2009.

(d)  All Other Fees

None.

(e)  The Audit Committee will pre-approve all audit and non-audit services, to be provided to the Fund, by the independent accountants as required by
     Section 10A of the Securities Exchange Act of 1934. The Audit Committee
     has authorized the Chairman of the Audit Committee to approve, between meeting dates, appropriate non-audit services.

     The Audit Committee after considering all factors, including a review of independence issues, will recommend to the Board of Trustees the independent auditors to be selected to audit the financial statements of the Funds.

(f)  Not applicable.

(g)  Ernst & Young does not provide services to the Registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser.

(h)  Not applicable.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

     Not applicable.

Item 6. SCHEDULE OF INVESTMENTS.

     Information included in Item 1.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
        MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

Item 8. PORTFOLIO MANAGER OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

Item 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
        COMPANY AND AFFILIATED PURCHASERS.

     Not applicable.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

     None.

Item 11. CONTROLS AND PROCEDURES.

(a)  The Chief Executive Officer and the Chief Financial Officer have concluded that the Market Vectors ETF Trust disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the Market
     Vectors ETF Trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)  There were no significant changes in the registrant's internal controls over financial reporting or in other factors that could significantly affect these controls over financial reporting subsequent to the date of our evaluation.

Item 12. EXHIBITS.

(a)(1) The code of ethics is attached as EX-99.CODE ETH

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached as Exhibit 99.CERT.

(b)  Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is furnished as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MARKET VECTORS ETF TRUST

By (Signature and Title) /s/ Bruce J. Smith, SVP and CFO
                         -------------------------------
Date March 7, 2011
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Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Jan F. van Eck, CEO
                        --------------------------
Date March 7, 2011
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By (Signature and Title)  /s/ Bruce J. Smith, CFO
                        ---------------------------

Date March 7, 2011
     --------------